Document and Entity Information	6 Months Ended
Mar. 31, 2012
Document And Entity Information [Abstract]
Document Type	S-1
Amendment Flag	false
Document Period End Date	Mar 31, 2012
Entity Registrant Name	ACCENTIA BIOPHARMACEUTICALS INC
Entity Central Index Key	0001310094
Entity Filer Category	Smaller Reporting Company

Condensed Consolidated Balance Sheets (Unaudited) (USD $)	Mar. 31, 2012	Sep. 30, 2011	Sep. 30, 2010
Current assets:
Cash and cash equivalents	$ 1,881,147	$ 420,540	$ 558,452
Accounts receivable:
Trade, net of allowance for doubtful accounts of $7,587 at March 31, 2012 and September 30, 2011	449,829	1,322,507	1,287,363
Related party
Inventories	443,420	531,999	417,087
Unbilled receivables	51,314		151,303
Due from related parties	24,111	22,750
Deferred finance costs	49,239	108,326	16,077
Prepaid expenses and other current assets	220,074	171,230	243,998
Current assets of discontinued operations		289,945
Total current assets	3,119,134	2,867,297	2,674,280
Goodwill			893,000
Intangible assets	8,810	13,214	1,083,962
Furniture, equipment and leasehold improvements, net	850,937	796,238	142,276
Deferred finance costs, less current portion
Other assets	651,393	692,663	216,791
Non-current assets of discontinued operations		1,544,602
Total assets	4,630,274	5,914,014	5,010,309
Current liabilities:
Current maturities of convertible long-term debt	20,044,529	16,552,623	1,139,817
Current maturities of convertible promissory notes, related party	969,156
Current maturities of other long-term debt	23,480,783	3,679,852
Accounts payable	1,093,672	863,294
Accrued expenses	376,465	499,463	1,269,395
Accrued interest	2,950,884	478,856
Accrued income taxes	609,937
Reserve for unresolved claims	5,711,690	6,155,506
Unearned revenues			263,778
Notes payable, related parties			2,041,005
Customer deposits	30,160	115,554	134,613
Derivative liabilities	3,595,431	2,583,478	1,844,200
Current liabilities of discontinued operations		340,000
Total current liabilities	58,862,707	31,268,626	6,692,808
Long-term debt, net of current maturities
Convertible notes, net of current maturities	6,859,588	14,713,745
Convertible promissory notes, related party	2,206,992	1,223,154
Other long-term debt, net of current maturities	18,360,616	42,264,453
Long-term accrued interest	2,621,576	3,503,149
Liabilities subject to compromise			143,570,128
Other liabilities	60,712
Total liabilities	88,972,191	92,973,127	150,262,936
Commitments and contingencies (Note 13)
Series A convertible redeemable preferred stock, $1.00 par value; 8,950 shares authorized; 7,529 shares issued and outstanding as of September 30, 2010			7,528,640
Stockholders' deficit:
Common stock, $0.001 par value; 300,000,000 shares authorized; 82,325,743 shares issued and 80,777,607 outstanding at March 31, 2012; and 74,732,534 shares issued and 73,184,398 shares outstanding at September 30, 2011	82,327	74,733	58,048
Treasury stock, 1,548,136 shares, March 31, 2012 and September 30, 2011	(1,496,417)	(1,496,417)	(170,057)
Additional paid-in capital	270,615,151	260,730,525	203,828,364
Accumulated deficit	(338,876,081)	(333,870,254)	(325,882,720)
Total stockholders' deficit attributable to Accentia	(69,675,020)	(74,561,413)	(122,166,365)
Non-controlling interests	(14,666,897)	(12,497,700)	(30,614,902)
Total stockholders' deficit	(84,341,917)	(87,059,113)	(152,781,267)
Total liabilities and stockholders' deficit	$ 4,630,274	$ 5,914,014	$ 5,010,309

Condensed Consolidated Balance Sheets (Parenthetical) (Unaudited) (USD $)	Mar. 31, 2012	Sep. 30, 2011	Sep. 30, 2010
Condensed Consolidated Balance Sheets [Abstract]
Trade accounts receivable, allowance for doubtful accounts	$ 7,587	$ 8,000	$ 8,000
Series A Convertible redeemable preferred stock, par value		$ 1	$ 1
Series A Convertible redeemable preferred stock, shares authorized		8,950	8,950
Series A Convertible redeemable preferred stock, shares issued			7,529
Series A Convertible redeemable preferred stock, shares outstanding			7,529
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	300,000,000	300,000,000	300,000,000
Common stock, shares issued	82,325,743	74,732,534	58,243,115
Common stock, shares outstanding	80,777,607	73,184,398	50,048,208
Treasury stock, shares	1,548,136	1,548,136	194,907

Condensed Consolidated Statements of Operations (Unaudited) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2012	Mar. 31, 2011	Sep. 30, 2011	Sep. 30, 2010
Net Sales:
Products	$ 992,173	$ 843,525	$ 1,838,495	$ 1,151,350	$ 2,363,646	$ 4,160,095
Services	226,206	376,834	443,326	661,330	1,272,610	1,196,073
Grant revenue			169,292	319,667	319,667
Total net sales	1,218,379	1,220,359	2,451,113	2,132,347	3,955,923	5,356,168
Cost of sales:
Products	556,873	406,279	988,173	651,767	1,454,809	1,959,935
Services	237,088	250,272	445,367	486,743	962,900	941,434
Grants				72,011	72,011
Total cost of sales (exclusive of amortization of acquired product rights)	793,961	656,551	1,433,540	1,210,521	2,489,720	2,901,369
Gross margin	424,418	563,808	1,017,573	921,826	1,466,203	2,454,799
Operating expenses:
Research and development	1,807,070	417,848	2,768,735	711,647	2,230,736	1,303,638
Sales and marketing	43,424	28,720	70,478	54,703	131,694	119,619
Royalty	40,000	30,000	40,000	30,000	30,000	20,000
General and administrative	3,946,869	3,701,337	4,949,637	15,901,779	20,245,311	4,221,242
Impairment of intangible assets and goodwill						394,570
Total operating expenses	5,837,363	4,177,905	7,828,850	16,698,129	22,637,741	6,059,069
Operating loss	(5,412,945)	(3,614,097)	(6,811,277)	(15,776,303)	(21,171,538)	(3,604,270)
Other (expense) income:
Interest expense	(1,897,819)	(2,055,161)	(3,849,558)	(4,446,932)	(8,093,296)	(16,659,590)
Derivative (loss) gain	(1,504,866)	3,838,972	(1,086,891)	(234,408)	1,058,012	(28,783,951)
Other (loss) income	(5,445)	17,389	(7,508)	20,899	23,124	596,769
Loss before reorganization items, non-controlling interest from variable interest entities, discontinued operations and income taxes	(8,821,075)	(1,812,897)	(11,755,234)	(20,436,744)	(28,183,698)	(48,451,042)
Reorganization items:
Gain on reorganization	386,585	770,912	608,166	12,146,442	12,732,454	59,188
Professional fees	(17,875)		(54,775)	(357,059)	(375,999)	(1,070,276)
Provision for indemnity agreements						2,061,818
Total reorganization items	368,710	770,912	608,166	12,471,775	13,057,787	1,769,006
Loss before income taxes and non-controlling interest	(8,452,365)	(1,041,985)	(11,201,843)	(8,647,361)	(15,827,243)	(47,400,312)
Discontinued operations:
Income from discontinued operations, including gain from sale of assets		14,164	3,849,780	159,168	178,907	(807,076)
Income taxes expense	(170,136)		(609,937)
Net income loss from discontinued operations	(170,136)	14,164	3,239,843	159,168
Loss before income taxes and non-controlling interest	(8,622,501)	(1,027,821)	(7,962,000)	(8,488,193)	(15,648,336)	(48,207,388)
Income taxes					(4,705)	(3,156)
Net loss	(8,622,501)	(1,027,821)	(7,962,000)	(8,488,193)	(15,653,041)	(48,210,544)
Loss (income) from non-controlling interest from variable interest entities and subsidiary	2,380,522	(30,054)	2,956,173	2,449,783	4,099,965	411,711
Net loss attributable to Accentia Biopharmaceuticals, Inc.					(11,553,076)	(47,798,833)
Preferred stock dividend						(2,332,505)
Net loss attributable to common shareholders	$ (6,241,979)	$ (1,057,875)	$ (5,005,827)	$ (6,038,410)	$ (11,553,076)	$ (50,131,338)
Weighted average shares outstanding, basic and diluted	78,341,223	68,775,500	76,237,919	65,844,315	68,444,627	58,048,208
Per share amounts, basic and diluted:
Loss from continuing operations	$ (0.11)	$ (0.74)	$ (0.15)	$ (0.13)	$ (0.23)	$ (0.82)
Income from discontinued operations			$ 0.04			$ (0.01)
Loss attributable to common stockholders per common share	$ (0.08)	$ (0.74)	$ (0.07)	$ (0.09)	$ (0.17)	$ (0.86)

Condensed Consolidated Statement of Stockholders' Deficit (Unaudited) (USD $)	Total	Common Stock	Additional Paid-In Capital	Treasury Stock	Accumulated Deficit	Non-Controlling Interest
Balances at Sep. 30, 2009	$ (100,213,746)	$ 58,048	$ 205,100,477	$ (170,057)	$ (277,838,822)	$ (27,363,392)
Balances, shares at Sep. 30, 2009		58,048,208
Share-based compensation	482,313		482,313
Cumulative effect of change in accounting principle	2,906,785		(2,154,426)		(752,359)
Biovest shares issued in settlement agreement	400,000		400,000
Accretion of preferred stock liability	(2,332,505)				(2,332,505)
Net loss for the period	(48,210,544)				(44,959,034)	(3,251,510)
Balances at Sep. 30, 2010	(152,781,267)	58,048	203,828,364	(170,057)	(325,882,720)	(30,614,902)
Balances, shares at Sep. 30, 2010	50,048,208	58,048,208
Reclassification upon dissolution of variable interest entities					3,565,534	(3,565,534)
Biovest warrants issued	1,247,582		1,247,582
Accentia Warrants Issued	696,049		696,049
Share-based compensation	16,306,738	1,566	16,305,172
Share-based compensation, shares		1,566,000
Reclassification of derivative liability to equity	35,457,696		35,457,696
Reclassification of beneficial conversion feature to equity, Accentia	598,069		598,069
Reclassification of beneficial conversion feature, Biovest	2,138,789		2,138,789
Accentia shares issued on effective date upon the conversion of debt	13,709,018	10,073	13,698,945
Accentia shares issued on effective date upon the conversion of debt, shares		10,072,644
Accentia shares issued upon the conversion of promissory notes	2,612,766	4,030	2,608,736
Accentia shares issued upon the conversion of promissory notes, shares		4,029,221
Accentia shares issued upon the resolution of disputed claims	420,641	807	419,834
Accentia shares issued upon the resolution of disputed claims, shares		806,843
Accentia shares issued for interest	60,709	153	60,556
Accentia shares issued for interest, shares		153,368
Accentia shares issued for services	40,500	56	40,444
Accentia shares issued for services, shares		56,250
Treasury shares received on effective date	(1,326,352)			(1,326,360)	8
Biovest shares issued on effective date upon the conversion of debt	6,631,156		6,631,156
Biovest shares issued upon the conversion of debt	1,383,724		1,383,724
Biovest shares issued for interest	459,169		459,169
Biovest shares issued upon the exercise of employee stock options	6,000		6,000
Accentia owned Biovest shares tendered in payment of Accentia debt	932,941		932,941
Adjustment to non-controlling interest for change in ownership of majority-owned subsidiary			(25,782,701)			25,782,701
Net loss for the period	(15,653,041)				(11,553,076)	(4,099,965)
Balances at Sep. 30, 2011	(87,059,113)	74,733	260,730,525	(1,496,417)	(333,870,254)	(12,497,700)
Balances, shares at Sep. 30, 2011	73,184,398	74,732,534
Share-based compensation			3,578,045
Biovest shares issued in settlement agreement	152,920
Reclassification of derivative liability to equity	588,235
Reclassification of beneficial conversion feature to equity, Accentia			588,235
Biovest shares issued pursuant to reorganization plan			74,938
Accentia shares issued upon the conversion of promissory notes	3,978,569	5,776	3,972,793
Accentia shares issued upon the conversion of promissory notes, shares		5,775,688
Accentia shares issued for interest		362	135,966
Accentia shares issued for interest, shares		361,314
Accentia shares issued upon the settlement of Biovest reorganization claims		283	152,637
Accentia shares issued upon the settlement of Biovest reorganization claims, shares		283,186
Accentia shares issued in private placement		1,173	398,827
Accentia shares issued in private placement, shares		1,173,021
Biovest shares issued upon the conversion of debt	584,789		584,789
Biovest shares issued for interest	74,938		51,746
Accentia owned Biovest shares tendered in payment of Accentia debt			988,443
Biovest shares issued upon the exercise of stock options for cash			600
Adjustment to non-controlling interest for change in ownership of majority-owned subsidiary			(786,976)			786,976
Proceeds from the exercise of stock warrants	144,583		(144,583)
Net loss for the period	(7,962,000)				(5,005,827)	(2,956,173)
Balances at Mar. 31, 2012	$ (84,341,917)	$ 82,327	$ 270,615,151	$ (1,496,417)	$ (338,876,081)	$ (14,666,897)
Balances, shares at Mar. 31, 2012	80,777,607	82,325,743

Condensed Consolidated Statements of Cash Flows (Unaudited) (USD $)	6 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Sep. 30, 2011	Sep. 30, 2010
Cash flows from operating activities:
Net loss	$ (7,962,000)	$ (8,488,193)	$ (15,653,041)	$ (48,210,544)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation	65,460	41,237	102,976	273,870
Amortization	98,150	229,395	458,790	318,395
Impairment of intangibles				94,133
Impairment of goodwill				300,437
Share-based compensation	3,578,045	14,235,196	16,306,738	482,313
Accretion of capitalized finance costs	1,439,244	949,937	967,338	1,149,773
Accretion of debt discounts	59,087	937,795	1,926,550	6,186,111
Accretion of royalty liability				617,690
Derivative loss	1,086,891	234,408	(1,058,012)	28,783,951
Change in fair market value adjustment of convertible debentures (charged to interest expense)				2,955,701
Gain on the sale of assets, discontinued operations	(3,998,105)
Gain on settlement		(827,196)	(827,196)	(342,001)
Proceeds from settlement				2,500,000
Issuance of common stock shares for interest expense	188,074	360,481	434,415
Issuance of common stock warrants for finance costs		1,247,582	1,247,582
Issuance of common stock shares for services		40,500	40,500
Increase (decrease) in cash resulting from changes in:
Accounts receivable	872,676	570,655	(35,144)	125,193
Inventories	88,579	(15,295)	(114,912)	92,200
Unbilled receivables	(261,525)	(125,341)	105,616	1,352,566
Prepaid expenses and other current assets	(86,219)	(19,770)	6,874	140,843
Other assets	33,807	(524,811)	(483,541)	74,857
Assets from discontinued operations	436,956	(285,365)	(178,213)
Accounts payable	383,298	556,480	480,176	(741,308)
Accrued expenses	1,176,732	929,193	3,157,337	5,960,395
Unearned revenues	383,733			(691,859)
Customer deposits	(85,394)	(20,673)	(8,619)	(73,944)
Accrued income taxes	609,937
Other liabilities	60,712
Liabilities from discontinued operations	(350,879)	(34,776)	65,782
Net cash flows from operating activities before reorganization items	(2,182,741)	9,991,439	6,941,996	1,348,772
Reorganization items:
Gain on reorganization plan	(608,166)	(12,146,442)	(12,732,454)	(59,188)
Decrease in accrued professional fees		(325,333)	(325,333)	352,000
Change in provision for indemnity agreements				(2,061,818)
Total reorganization items	(608,166)	(12,471,775)	(13,057,787)	(1,769,006)
Net cash flows from operating activities	(2,790,907)	(2,480,336)	(6,115,791)	(420,234)
Cash flows from investing activities:
Acquisition of property, plant and equipment	(122,355)	(149,802)	(789,065)	(72,133)
Proceeds from the sale of assets	5,500,000
Net cash flows from investing activities	5,377,645	(149,802)	(789,065)	(72,133)
Cash flows from financing activities:
Proceeds from notes payable, related party	2,000,000	250,000	2,250,000	640,000
Proceeds from long-term convertible notes		7,000,000	7,353,000
Proceeds from private placement of common stock	400,000
Proceeds (payments) made to related party			(30,459)	125,469
Proceeds from the exercise of stock options	600	6,000	6,000
Proceeds from the exercise of stock warrants	144,583
Payments on notes payable and long-term debt	(3,669,953)	(1,460,675)
Payment of deferred financing costs		(1,177,634)	(1,059,587)	(40,000)
Payment of long-term debt			(1,718,596)
Payments made to related party, net	(1,361)	(16,740)	(33,414)
Net cash flows from financing activities	(1,126,131)	4,600,951	6,766,944	725,469
Net change in cash and cash equivalents	1,460,607	1,970,813	(137,912)	233,102
Cash and cash equivalents at beginning of period	420,540	558,452	558,452	325,350
Cash and cash equivalents at end of period	1,881,147	2,529,265	420,540	558,452
Supplemental cash flow information:
Cash paid for interest	120,129		209,000	203,000
Supplemental disclosure of non-cash financing activity:
Cumulative effect of change in accounting principle				2,906,785
Reclassification of derivative to equity	588,235	35,204,931	35,457,696
Accentia shares issued on the Effective Date upon the conversion of debt		6,631,156	13,709,018
Accentia shares issued upon the conversion of promissory notes			2,655,145
Accentia shares issued for services		40,500
Accentia shares issued upon the conversion of promissory notes	3,978,569	464,201	2,612,766
Accentia shares issued in resolution of disputed claims			420,641
Accentia shares issued for interest to related party			18,333
Accentia owned Biovest shares tendered in payment of Accentia debt	988,433	849,933
Accentia owned Biovest shares tendered in payment of Accentia debt			932,941
Biovest shares issued on effective date upon the conversion of debt		13,709,018	6,631,156
Reclassification of Biovest beneficial conversion feature to equity		2,138,789	598,069
Reclassification of beneficial conversion feature, Biovest			2,138,789
Accentia shares issued upon the settlement of Biovest reorganization claims	152,920			400,000
Biovest warrants issued			1,247,582
Accentia warrants issued			696,049
Biovest shares issued pursuant to reorganization plan	74,938		459,169
Biovest shares issued upon the conversion of Biovest debt	$ 584,789	$ 566,835	$ 1,383,724

Description of the Company	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Description of the Company [Abstract]
Description of the Company

1. Description of the Company:

Headquartered in Tampa, Florida, Accentia Biopharmaceuticals, Inc. (the “Company” or “Accentia”) is a biotechnology company that is developing Cyrevia™ (formerly named Revimmune™) as a comprehensive system of care for the treatment of autoimmune diseases. The Company is also developing the SinuNasal™ Lavage System as a medical device for the treatment of chronic sinusitis. Additionally, through the Company’s majority-owned subsidiary, Biovest International, Inc. (“Biovest”), the Company is developing BiovaxID ®, as a personalized therapeutic cancer vaccine for the treatment of non-Hodgkin’s lymphoma (“NHL”), specifically, follicular lymphoma (“FL”), mantle cell lymphoma (“MCL”) and potentially other B-cell cancers. Biovest is also developing and commercializing AutovaxID ®, an instrument for the production of a broad range of patient-specific medicines, such as BiovaxID and potentially for various vaccines, including vaccines for influenza and other contagious diseases.

Cyrevia is being developed to treat various autoimmune diseases. Cyrevia’s active ingredient is cyclophosphamide, which is already approved by the U.S. Food and Drug Administration (“FDA”) to treat disorders other than autoimmunity. The Company is seeking to repurpose cyclophosphamide to treat various autoimmune diseases as part of a comprehensive system of care.

The SinuNasal Lavage System (“SinuNasal”) is being developed as a medical device for the treatment of patients with refractory, post-surgical chronic sinusitis (“CS”), also sometimes referred to as chronic rhinosinusitis. SinuNasal is believed to provide benefit by delivering a proprietary buffered irrigation solution (patent pending) to mechanically flush the nasal passages to improve the symptoms of refractory post-surgical CS patients.

BiovaxID is as an active immunotherapy to treat certain forms of lymphoma. BiovaxID has completed two Phase 2 clinical trials and one Phase 3 clinical trial.

AutovaxID is automated cell culture production instrument being developed and commercialized by Biovest for the production of cancer vaccines and other personalized medicines and potentially for a wide range of other vaccines.

From 1997 to December 15, 2011, the Company’s wholly-owned subsidiary, Analytica International, Inc. (“Analytica”), conducted a global research and strategy consulting business that provided services to the pharmaceutical and biotechnology industries. On December 15, 2011, the Company closed on the sale of substantially all of the assets and business of Analytica to a third-party (Note 3), which included the name “Analytica International, Inc.” Accordingly, the Company changed the name of its subsidiary from Analytica International, Inc. to Accentia Biotech, Inc. (“Accentia Biotech”).

The Company successfully completed reorganization and formally exited reorganization under Chapter 11 of the United States Bankruptcy Code (“Chapter 11”) as a fully restructured company. Through the provisions of the Company’s bankruptcy plan (as amended), effective on November 17, 2010 (the “Plan”), the Company was able to restructure the majority of its debt into a combination of long-term notes and equity.

1. Company overview and summary of significant accounting policies:

Business and organization

Headquartered in Tampa, Florida, Accentia Biopharmaceuticals, Inc. (OTCQB: “ABPI”) (the “Company” or “Accentia”) is a biotechnology company that is developing Cyrevia™ (formerly named, Revimmune™) as a comprehensive system of care for the treatment of autoimmune diseases. The Company is also developing the SinuNasal™ Lavage System as a medical device for the treatment of chronic sinusitis. Additionally, through the Company’s majority-owned subsidiary, Biovest International, Inc. (“Biovest”), the Company is developing BiovaxID ®, as a personalized therapeutic cancer vaccine for the treatment of non-Hodgkin’s lymphoma (“NHL”), specifically, follicular lymphoma (“FL”), mantle cell lymphoma (“MCL”) and potentially other B-cell cancers and AutovaxID®, an instrument for the production of a broad range of patient-specific medicines, such as BiovaxID and potentially for various vaccines, including vaccines for influenza and other contagious diseases.

Cyrevia™ is being developed to treat various autoimmune diseases. Cyrevia’s active ingredient is cyclophosphamide, which is already approved by the Food and Drug Administration (“FDA”) to treat disorders other than autoimmunity. The Company is seeking to repurpose cyclophosphamide to treat autoimmune disease as part of a comprehensive system of care.

The SinuNasal™ Lavage System (“SinuNasal”) is being developed as a medical device for the treatment of patients with refractory, post-surgical chronic sinusitis (“CS”), also sometimes referred to as chronic rhinosinusitis. SinuNasal is believed to provide benefit by delivering a proprietary buffered irrigation solution (patent pending) to mechanically flush the nasal passages to improve the symptoms of refractory post-surgical CS patients.

BiovaxID ® is being developed by the Company’s majority-owned subsidiary, Biovest as an active immunotherapy to treat certain forms of lymphoma. BiovaxID has completed two Phase 2 clinicial trials and one Phase 3 clinical trial.

AutovaxID ® is automated cell culture production instrument being developed and commercialized by the Company’s majority owned subsidiary, Biovest for the production of cancer vaccines and other personalized medicines and potentially for a wide range of other vaccines.

Since 1997, through the Company’s wholly-owned subsidiary, Analytica International, Inc. (“Analytica”), Analytica has conducted a global research and strategy consulting business that provides services to the pharmaceutical and biotechnology industries. On December 15, 2011, the Company closed on the definitive agreement, selling the assets and business of Analytica to a third-party (See Note 21 Subsequent Event).

On November 10, 2008, the Company and its wholly-owned subsidiaries, Analytica, TEAMM Pharmaceuticals, Inc. d/b/a Accentia Pharmaceuticals (“TEAMM” or “Accentia Pharmaceuticals”), AccentRx, Inc. (“AccentRx”), and Accentia Specialty Pharmacy (“ASP”) (collectively, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (“Chapter 11”) in the U.S. Bankruptcy Court for the Middle District of Florida, Tampa Division (the “Bankruptcy Court”). On August 16, 2010, the Company filed its First Amended Joint Plan of Reorganization and on October 25, 2010, the Company filed its First Modification to the First Amended Joint Plan of Reorganization (collectively and as amended and supplemented, the “Plan”). On November 2, 2010, the Bankruptcy Court entered an Order Confirming Debtors’ First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Confirmation Order”). The Company emerged from Chapter 11 protection, and the Plan became effective, on November 17, 2010 (the “Effective Date”).

Principles of consolidation

The Company consolidates all entities controlled by ownership of a majority interest and, effective February 27, 2007, has consolidated a variable interest entity of which the Company is the primary beneficiary. The consolidated financial statements include Accentia and its wholly-owned subsidiaries, Analytica, TEAMM, AccentRx, and ASP; its majority-owned subsidiary, Biovest (and its consolidated entities), and Revimmune, LLC, an entity in which the Company has a controlling financial interest and has been determined to be the primary beneficiary. All significant intercompany balances and transactions have been eliminated in consolidation.

Variable interest entities

The Company evaluates all significant arrangements and relationships for indications of variable interest entities (“VIEs”) pursuant to generally accepted accounting principles (“GAAP”). During April 2006 and December 2006, the Company entered into financing arrangements with Biovest that involved entities that met the definition of VIEs. As a result, the Company and Biovest were required to consolidate these entities and reflect the non-controlling interest in its consolidated financial statements as of and for the years ended September 30, 2011 and 2010. The 2011 and 2010 consolidated financial statements include the VIEs as follows: Biovest Investment, LLC, Telesis CDE Two LLC, AutovaxID Investment LLC, St. Louis New Market Tax Credit Fund II LLC (collectively, the “Biovest VIEs”) and Revimmune, LLC. As a result of Biovest’s Plan of Reorganization (described below), all interests in the Biovest VIEs were liquidated as of Biovest’s Plan of Reorganization’s effective date. Also as a result of Biovest’s Plan of Reorganization’s, the Biovest’s subsidiaries, Biovax, Inc., AutovaxID, Inc., Biolender, LLC and Biolender II, LLC (collectively, the “Biovest Subsidiaries”) were also liquidated as of Biovest’s Plan of Reorganization’s effective date. Accordingly, the consolidated financial statements include the results of the Biovest VIEs and Biovest Subsidiaries through November 17, 2010.

Voluntary Petition for Bankruptcy

Accounting Standards Codification (“ASC”) Topic 852-Reorganizations is applicable to companies in Chapter 11, does not change the manner in which consolidated financial statements are prepared. However, it does require that the consolidated financial statements for periods subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Revenues, expenses, realized gains and losses, and provisions for losses that can be directly associated with the reorganization and restructuring of the business must be reported separately as reorganization items in the statements of operations beginning in the quarter ending December 31, 2008. The balance sheet must distinguish prepetition liabilities subject to compromise from both those prepetition liabilities that are not subject to compromise and from post-petition liabilities. Liabilities that may be affected by a plan of reorganization must be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. In addition, cash provided by reorganization items must be disclosed separately in the statement of cash flows. The Company became subject to ASC Topic 852 on November 10, 2008, through its emergence from Chapter 11 protection on November 17, 2010. The Company has segregated those items as outlined above for all reporting periods between such dates.

Use of estimates in the preparation of consolidated financial statements

The preparation of consolidated financial statements in conformity with GAAP requires management to make judgments, assumptions and estimates that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ materially from those estimates.

Cash and cash equivalents

The Company considers all highly-liquid investments purchased with an original maturity of three (3) months or less to be cash equivalents.

Accounts receivable, concentrations of credit risk and customer concentrations

Financial instruments that subject the Company to concentrations of credit risk include cash and accounts receivable. The Company places its cash in several high-quality financial institutions. Such amounts are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $0.25 million per institution. At September 30, 2011, the Company had no cash balances in excess of these insured limits.

Accounts receivable are customer obligations due under normal trade terms. The Company sells its products and services to retail organizations and drug development companies. The Company performs ongoing credit evaluations of customers’ financial condition and does not require collateral.

Management reviews accounts receivable on a monthly basis to determine collectability. Balances that are determined to be uncollectible are written off to the allowance for doubtful accounts. The allowance for doubtful accounts contains a general accrual for estimated bad debts. Management considers the balance of approximately $0.01 million adequate as of September 30, 2011; however, actual write-offs may exceed the allowance.

Inventories

Inventories consist primarily of supplies and parts used in instrumentation assembly and related materials. Inventories are stated at the lower of cost or market with cost determined using the first-in first-out (“FIFO”) method.

Furniture, equipment and leasehold improvements

Furniture, equipment and leasehold improvements are stated at cost, less accumulated depreciation. Depreciation is determined using straight-line and accelerated methods over the estimated useful lives of three to seven years for furniture and equipment. Amortization of leasehold improvements is over the shorter of the improvements’ estimated economic lives or the related lease terms.

Goodwill and intangible assets

Intangible assets include trademarks, product rights, noncompete agreements, technology rights, purchased customer data relationships and patents, and are accounted for based on ASC Topic 350-Intangibles. In that regard, goodwill and intangible assets that have indefinite useful lives, are not amortized, but are tested at least annually for impairment or more frequently if events or changes in circumstances indicate that the asset might be impaired. The Company has identified certain trademarks and purchased customer relationships as intangible assets with indefinite lives and, therefore, these assets are not amortized.

Intangible assets with finite useful lives are amortized over the estimated useful lives from the date of acquisition as follows:

Customer relationships	10 years
Trademarks	3 years
Patents	3 years

The Company recognized impairment losses of $0.4 million related to the impairment of intangible assets for the year ended September 30, 2010.

Deferred finance costs

Deferred finance costs include fees paid in conjunction with obtaining long-term debt, notes payable and lines of credit and are amortized over the contractual term of the related financial instrument.

Financial instruments

Financial instruments, as defined in ASC Topic 825, consist of cash, evidence of ownership in an entity and contracts that both: (i) impose on one entity a contractual obligation to deliver cash or another financial instrument to a second entity, or to exchange other financial instruments on potentially unfavorable terms with the second entity and (ii) conveys to that second entity a contractual right: (a) to receive cash or another financial instrument from the first entity or (b) to exchange other financial instruments on potentially favorable terms with the first entity. Accordingly, the Company’s consolidated financial instruments consist of cash, accounts receivable, accounts payable, accrued liabilities, notes payable, long-term debt, royalty liabilities, and derivative financial instruments.

The Company carries cash, accounts receivable, accounts payable, and accrued liabilities at historical costs. The respective estimated fair values approximate carrying values due to their current nature. The Company also carries notes payable and long-term debt at historical cost less discounts from warrants issued as loan financing costs; however, fair values of these debt instruments are estimated for disclosure purposes based upon the present value of the estimated cash flows at market interest rates applicable to similar instruments.

Derivative instruments

Fair Value of Financial Assets and Liabilities

The Company measures the fair value of financial assets and liabilities in accordance with GAAP which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

GAAP defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. GAAP describes three (3) levels of inputs that may be used to measure fair value:

Level 1 – quoted prices in active markets for identical assets or liabilities.

Level 2 – quoted prices for similar assets and liabilities in active markets or inputs that are observable.

Level 3 – inputs that are unobservable (for example cash flow modeling inputs based on assumptions).

The Company generally does not use derivative financial instruments to hedge exposures to cash-flow, market or foreign-currency risks. However, the Company and its consolidated subsidiaries have entered into certain other financial instruments and contracts, such as debt financing arrangements and freestanding warrants with features that are either (i) not afforded equity classification, (ii) embody risks not clearly and closely related to host contracts, or (iii) may be net-cash settled by the counterparty. These instruments are required to be carried as derivative liabilities, at fair value.

The Company estimates fair values of all derivative instruments, such as free-standing warrants, and embedded conversion features utilizing Level 2 inputs. The Company uses the Black-Scholes option valuation technique because it embodies all of the requisite assumptions (including trading volatility, estimated terms and risk free rates) necessary to fair value these instruments. Estimating fair values of derivative financial instruments requires the development of significant and subjective inputs that may, and are likely to, change over the duration of the instrument with related changes in internal and external market factors. In addition, option-based techniques are highly volatile and sensitive to changes in the Company’s trading market price and the trading market price of various peer companies, which have historically had high volatility. Since derivative financial instruments are initially and subsequently carried at fair value, the Company’s income will reflect the volatility in these estimate and assumption changes.

The Company reports its derivative liabilities at fair value on the accompanying consolidated balance sheets as of September 30, 2011 and September 30, 2010.

Income taxes

The Company uses the liability method related to accounting for income taxes. Deferred tax assets and liabilities are recognized for future tax consequences attributed to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases and are measured using enacted tax rates that are expected to apply to the differences in the periods that they are expected to reverse. Management has evaluated the guidance relating to accounting for uncertainty in income taxes and has determined that the Company had no uncertain income tax positions that could have a significant effect on the consolidated financial statements for the years ended September 30, 2011 and 2010.

The Company’s tax returns subsequent to 2008 are subject to examination by the Internal Revenue Service and state tax authorities, generally for three years after the tax returns were filed.

Foreign currency translation

The Company translates the assets and liabilities of its non-U.S. functional currency subsidiary into dollars at the current rates of exchange in effect at the end of each reporting period, while net sales and expenses are translated using the average exchange rate for each reporting period. Foreign currency translation adjustments were nominal during the years ended September 30, 2011 and 2010, and as such, no adjustments have been recognized in the accompanying consolidated financial statements.

Revenue recognition

The Company recognizes revenue as follows:

Services:

Service revenue is generated primarily by fixed price contracts for cell culture production and consulting services. Such revenue is recognized over the contract term based on the percentage of services cost incurred during the period compared to the total estimated service cost to be incurred over the entire contract. The nature and scope of the Company’s contracts often require the Company to make judgments and estimates in recognizing revenues. Estimates of total contract revenues and costs are continuously monitored during the term of the contract, and recorded revenues and costs are subject to revision as each contract progresses. Such revisions may result in increases or decreases to revenues and income and are reflected in the consolidated financial statements in the periods in which they are first identified. Losses on contracts are recognized during the period in which the loss first becomes probable and reasonably estimable. Reimbursements of contract-related expenses are included in revenues. An equivalent amount of these reimbursable costs is included in cost of sales. Because of the inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

Contract costs related to cell culture production include all direct material, subcontract and labor costs and those indirect costs related to contract performance, such as indirect labor, insurance, supplies and tools. The Company, through its majority-owned subsidiary, Biovest, believes that actual cost incurred in contract cell production services is the best indicator of the performance of the contractual obligations, because the costs relate primarily to the amount of labor incurred to perform such services. The deliverables inherent in each of Biovest’s cell culture production contracts are not output driven, but rather driven by a pre-determined production run. The duration of Biovest’s cell culture production contracts, range typically from two to fourteen months.

Service costs relating to the Company’s consulting services, through its wholly-owned subsidiary, Analytica, consist primarily of internal labor expended in the fulfillment of Analytica’s consulting projects and, to a lesser extent, outsourced research services. The duration of Analytica’s consulting service contracts range typically from one to six months. Certain other professional service revenues are recognized as the services are performed. The asset unbilled receivables represents revenue that is recognizable under the percentage of completion method due to the performance of services for which billings have not been generated as of the balance sheet date. In general, amounts become billable pursuant to contractual milestones or in accordance with predetermined billing schedules. Under Analytica’s consulting services contracts, the customer is required to pay for contract hours worked by the Company (based on the standard hourly rate used to calculate the contract price) even if the customer cancels the contract and elects not to proceed to completion of the project. Unearned revenues represent customer payments in excess of revenue earned under the percentage of completion method. Such payments are made in accordance with predetermined payment schedules set forth in the contract.

On December 15, 2011, the Company closed on the definitive agreement selling substantially all of the assets and business of Analytica.

Grant revenue:

Grant revenue is the result of the Company and Biovest being awarded the Qualifying Therapeutic Discovery Program Grant from the federal government during 2011 and 2010. In accordance with the terms of the Qualifying Therapeutic Discovery Program Grant, grant revenue is recognized up to 50% of the reimbursable expenses incurred during 2011 and 2010 for the Company and 2010 for Biovest.

Products:

Net sales of instruments and disposables are recognized in the period in which the rewards of ownership have passed (at point of shipment) to the buyer. Biovest does not provide its customers of instruments and disposables with a right of return; however, deposits made by customers must be returned to customers in the event of non-performance by Biovest.

Shipping and handling costs:

Shipping and handling costs are included as a component of cost of sales in the accompanying consolidated statements of operations.

Research and development expense:

The Company expenses research and development costs as incurred. Such costs include payroll and related costs, facility costs, consulting and professional fees, equipment rental and maintenance, lab supplies, and certain other indirect cost allocations that are directly related to research and development activities.

Share-based compensation

The Company follows the guidance of the accounting provisions of ASC Topic 718—Share-Based Compensation, which requires the use of the fair value based method to determine compensation for all arrangements under which employees and others receive shares of stock or equity instruments (warrants and options). The fair value of each option award is estimated on the date of the stock option grant using the Black-Scholes valuation model that uses assumptions for expected volatility, expected dividends, expected term, and the risk-free interest rate. Expected volatilities are based on weighted averages of the limited historical volatility of the Company’s common stock and selected peer group comparable volatilities and other factors estimated over the expected term of the options. The expected term of stock options granted is derived using the “simplified method” which computes expected term as the average of the sum of the vesting term plus the contract term. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant for the period of the expected term.

In applying the Black-Scholes options-pricing model, assumptions are as follows:

	2011	2010
Dividend yield	$0	$0
Expected volatility	132.57% - 140.58%	140.08%
Risk free interest rate	1.02% – 2.02%	2.35% – 3.11%
Expected life	5.0 to 6.0 years	5.0 to 6.0 years

Loss per common share

The Company had net losses for all periods presented in which potential common shares were in existence. Diluted loss per share assumes conversion of all potentially dilutive outstanding common stock options, warrants, or other convertible financial instruments. Potential common stock shares outstanding are excluded from the calculation of diluted loss per share if their effect is anti-dilutive. As such, dilutive loss per share is the same as basic loss per share for all periods presented as the effect of all potential common stock shares outstanding is anti-dilutive.

The effect of common stock equivalents and common stock shares indexed to convertible debt securities are not considered in the calculation of diluted loss per share because the effect would be anti-dilutive. They are as follows as of:

	2011	2010
Options and warrants to purchase common stock	42,062,760	44,536,380
Convertible debt instruments	36,122,953	30,454,666
Preferred stock convertible to common stock	—	4,906,060

	78,185,713	79,897,106

Recent Accounting Pronouncements

In June 2008, the Financial Accounting Standards Board (“FASB”) issued new guidance for determining whether an equity-linked financial instrument (or embedded feature) is indexed to an entity’s own stock. The Company adopted this new guidance effective October 1, 2009. Certain of the Company’s outstanding warrants and convertible debt contain features fell under the scope of this guidance resulting in a decrease of $2.2 million and $0.8 million to the October 1, 2009 balances of additional paid-in capital and accumulated deficit, respectively.

In June 2009, the FASB issued new guidance amending the existing pronouncement related to the consolidation of variable interest entities. This new guidance requires the reporting entities to evaluate former Qualifying Special Purpose Entity for consolidation, changes the approach to determine a variable interest entity’s primary beneficiary from a quantitative assessment to a qualitative assessment designed to identify a controlling financial interest, and increases the frequency of required assessments to determine whether the Company is the primary beneficiary of any variable interest entities which it is a party to. This new guidance was not effective for the Company until October 1, 2010 and earlier adoption was prohibited. This new guidance became effective for the Company on October 1, 2010 and did not have a material impact on the Company’s consolidated financial statements.

In December 2010, the FASB issued Accounting Standards Update (“ASU”) 2010-27 Fees Paid to the Federal Government by Pharmaceutical Manufacturers” amending ASC 720 Other Expenses to address questions concerning how pharmaceutical manufacturers should recognize the annual fees imposed by the Patient Protection and Affordable Care Act for each calendar year beginning January 1, 2011. The ASU requires that the liability related to the annual fee be estimated and recorded in full upon the first qualifying sale with a corresponding deferred cost that is amortized to expense over the calendar year that it is payable. The amendment is effective commencing with the quarter ended March 31, 2011 and did not have a significant impact on the Company’s consolidated financial statements.

In December 2010, the FASB issued ASU 2010-28 Intangibles – Goodwill and Other, which modifies the goodwill impairment test for reporting units with zero or negative carrying amounts as required by ASC Topic 350. Under the amendment, an entity with reporting units that have carrying amounts that are zero or negative is required to assess whether it is more likely than not that the reporting units’ goodwill is impaired. If this determination is made, the entity should perform Step 2 of the goodwill impairment test for those reporting unit(s). This update became effective beginning with the quarter ended March 31, 2011 and did not have a material impact on the Company’s consolidated financial statements.

ASU No. 2010-06, Fair Value Measurements and Disclosures (Topic 820) - Improving Disclosures About Fair Value Measurements (“ASU 2010-06”), requires expanded disclosures related to fair value measurements including (i) the amounts of significant transfers of assets or liabilities between Levels 1 and 2 of the fair value hierarchy and the reasons for the transfers, (ii) the reasons for transfers of assets or liabilities in or out of Level 3 of the fair value hierarchy, with significant transfers disclosed separately, (iii) the policy for determining when transfers between levels of the fair value hierarchy are recognized, and (iv) for recurring fair value measurements of assets and liabilities in Level 3 of the fair value hierarchy, a gross presentation of information about purchases, sales, issuances and settlements. ASU 2010-06 further clarifies that (i) fair value measurement disclosures should be provided for each class of assets and liabilities (rather than major category), which would generally be a subset of assets or liabilities within a line item in the statement of financial position and (ii) companies should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements for each class of assets and liabilities included in Levels 2 and 3 of the fair value hierarchy. The disclosures related to the gross presentation of purchases, sales, issuances and settlements of assets and liabilities included in Level 3 of the fair value hierarchy was required for the Company beginning January 1, 2011. The remaining disclosure requirements and clarifications made by ASU 2010-06 became effective for the Company on January 1, 2010. The adoption of ASU 2010-06 did not have a material impact on the Company’s consolidated financial statements.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 is intended to result in convergence between GAAP and International Financial Reporting Standards (“IFRS”) requirements for measurement of and disclosures about fair value. The amendments are not expected to have a significant impact on companies applying GAAP. Key provisions of the amendment include: a prohibition on grouping financial instruments for purposes of determining fair value, except when an entity manages market and credit risks on the basis of the entity’s net exposure to the group; an extension of the prohibition against the use of a blockage factor to all fair value measurements (that prohibition currently applies only to financial instruments with quoted prices in active markets); and a requirement that for recurring Level 3 fair value measurements, entities disclose quantitative information about unobservable inputs, a description of the valuation process used and qualitative details about the sensitivity of the measurements. In addition, for items not carried at fair value but for which fair value is disclosed, entities will be required to disclose the level within the fair value hierarchy that applies to the fair value measurement disclosed. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011. The Company will adopt these standards on January 1, 2012 and does not expect the adoption to have a material impact on its consolidated financial statements.

In September 2011, the FASB issued ASU 2011-08, Intangibles—Goodwill and Other (Topic 350), Testing Goodwill for Impairment (“ASU 2011-08”), to allow entities to use a qualitative approach to test goodwill for impairment. ASU 2011-08 permits an entity to first perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If it is concluded that this is the case, it is necessary to perform the currently prescribed two-step goodwill impairment test. Otherwise, the two-step goodwill impairment test is not required. ASU 2011-08 is effective for the Company beginning October 1, 2012, and earlier adoption is permitted. The Company is currently evaluating the impact of the pending adoption of ASU 2011-08 on its consolidated financial statements.

Significant accounting policies and consolidation policy	6 Months Ended
Mar. 31, 2012
Significant accounting policies and consolidation policy [Abstract]
Significant accounting policies and consolidation policy

2. Significant accounting policies and consolidation policy:

Basis of presentation

The accompanying unaudited condensed consolidated financial statements have been derived from unaudited interim financial information prepared in accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”) for quarterly financial statements. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate so that the information presented is not misleading. The condensed consolidated financial statements of the Company, in the opinion of management, include all normal and recurring adjustments necessary for a fair presentation of results as of the dates and for the periods covered by the condensed consolidated financial statements.

Operating results for the three and six month periods ended March 31, 2012 are not necessarily indicative of the results that may be expected for the entire fiscal year. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

Principles of consolidation:

The Company consolidates all entities controlled by ownership of a majority interest and, effective February 27, 2007, has consolidated a variable interest entity of which the Company is the primary beneficiary. The unaudited condensed consolidated financial statements include the Company and its wholly-owned subsidiaries, Accentia Biotech f/k/a Analytica and TEAMM Pharmaceuticals, Inc. d/b/a Accentia Pharmaceuticals (“TEAMM”); its majority-owned subsidiary, Biovest (and Biovest’s consolidated entity), and Revimmune, LLC, an entity in which the Company has a controlling financial interest and has been determined to be the primary beneficiary. All significant intercompany balances and transactions have been eliminated in consolidation.

Accounting for reorganization proceedings:

Accounting Standards Codification (“ASC”) Topic 852-Reorganizations is applicable to companies in Chapter 11, does not change the manner in which consolidated financial statements are prepared. However, it does require that the consolidated financial statements for periods subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Revenues, expenses, realized gains and losses, and provisions for losses that can be directly associated with the reorganization and restructuring of the business must be reported separately as reorganization items in the statements of operations beginning in the quarter ending December 31, 2008. The balance sheet must distinguish prepetition liabilities subject to compromise from both those prepetition liabilities that are not subject to compromise and from post-petition liabilities. Liabilities that may be affected by a plan of reorganization must be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. In addition, cash provided by reorganization items must be disclosed separately in the statement of cash flows. The Company became subject to ASC Topic 852 on November 10, 2008, through its emergence from Chapter 11 protection on November 17, 2010. The Company has segregated those items as outlined above for all reporting periods between such dates.

Pursuant to the Plan, holders of existing voting shares of the Company’s common stock immediately before Plan confirmation received more than 50% of the voting shares of the emerging entity, thus the Company did not adopt fresh-start reporting upon emergence from Chapter 11. The Company instead followed the guidance as described in ASC 852-45-29 for entities which do not qualify for fresh-start reporting. Liabilities compromised by the Plan were stated at present values of amounts to be paid, and forgiveness of debt was reported as an extinguishment of debt and classified in accordance with ASC Topic 225.

Financial instruments:

Financial instruments, as defined in ASC Topic 825, consist of cash, evidence of ownership in an entity and contracts that both: (i) impose on one entity a contractual obligation to deliver cash or another financial instrument to a second entity, or to exchange other financial instruments on potentially unfavorable terms with the second entity and (ii) conveys to that second entity a contractual right: (a) to receive cash or another financial instrument from the first entity or (b) to exchange other financial instruments on potentially favorable terms with the first entity. Accordingly, the Company’s condensed consolidated financial instruments consist of cash, accounts receivable, accounts payable, accrued liabilities, notes payable, long-term debt, and derivative financial instruments.

The Company carries cash, accounts receivable, accounts payable, and accrued liabilities at historical costs. The respective estimated fair values approximate carrying values due to their current nature. The Company also carries notes payable and long-term debt at historical cost less discounts from warrants issued as loan financing costs; however, fair values of these debt instruments are estimated for disclosure purposes based upon the present value of the estimated cash flows at market interest rates applicable to similar instruments.

Derivative instruments - Fair value of financial assets and liabilities:

The Company measures the fair value of financial assets and liabilities in accordance with GAAP, which defines fair value, establishes a framework for measuring fair value, and requires certain disclosures about fair value measurements.

GAAP defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. GAAP describes three levels of inputs that may be used to measure fair value:

Level 1 – quoted prices in active markets for identical assets or liabilities.

Level 2 – quoted prices for similar assets and liabilities in active markets or inputs that are observable.

Level 3 – inputs that are unobservable (for example cash flow modeling inputs based on assumptions).

The Company generally does not use derivative financial instruments to hedge exposures to cash-flow, market or foreign-currency risks. However, the Company and its consolidated subsidiaries have entered into certain other financial instruments and contracts, such as debt financing arrangements and freestanding warrants with features that are either (i) not afforded equity classification, (ii) embody risks not clearly and closely related to host contracts, or (iii) may be net-cash settled by the counterparty. These instruments are required to be carried as derivative liabilities, at fair value.

The Company estimates fair values of all derivative instruments, such as free-standing warrants, and embedded conversion features utilizing Level 2 inputs (Note 10). The Company uses the Black-Scholes option valuation technique because it embodies all of the requisite assumptions (including trading volatility, estimated terms and risk free rates) necessary to fair value these instruments. Estimating fair values of derivative financial instruments requires the development of significant and subjective inputs that may, and are likely to, change over the duration of the instrument with related changes in internal and external market factors. In addition, option-based techniques are highly volatile and sensitive to changes in the Company’s trading market price and the trading market price of various peer companies, which have historically had high volatility. Since derivative financial instruments are initially and subsequently carried at fair value, the Company’s income will reflect the volatility in these estimate and assumption changes.

The Company reports its derivative liabilities at fair value on the accompanying condensed consolidated balance sheets as of March 31, 2012 and September 30, 2011.

Grant revenue:

Grant revenue is the result of the Company and Biovest being awarded the Qualifying Therapeutic Discovery Program Grant from the federal government during 2011 and 2010. Grant revenue is recognized up to 50% of the reimbursable expenses incurred during 2011 and 2010 for Biovest and 2012 and 2011 for the Company.

Recent accounting pronouncements:

In September 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-08, Intangibles—Goodwill and Other (Topic 350), Testing Goodwill for Impairment (“ASU 2011-08”), to allow entities to use a qualitative approach to test goodwill for impairment. ASU 2011-08 permits an entity to first perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If it is concluded that this is the case, it is necessary to perform the currently prescribed two-step goodwill impairment test. Otherwise, the two-step goodwill impairment test is not required. ASU 2011-08 is effective for the Company beginning October 1, 2012, and earlier adoption is permitted. The Company is does not expect the adoption to have a material impact on its condensed consolidated financial statements.

In December 2011, the FASB issued ASU 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), to facilitate comparison of financial statements between those entities that prepare their statements on the basis of GAAP and those that prepare their statements on the basis of the International Financial Reporting Standards (“IFRS”) ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amendment is effective for the Company beginning January 1, 2013 with retrospective application to all prior periods presented. The Company does not expect the adoption to have a material impact on its condensed consolidated financial statements.

Liquidity	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Liquidity [Abstract]
Liquidity

3. Liquidity:

Cash and cash equivalents at March 31, 2012 was approximately $1.9 million. The Company intends to meet its cash requirements through the use of cash on hand, strategic transactions such as collaborations and licensing, short-term borrowings, and debt and equity financings. The Company’s independent registered public accounting firm’s report included a “going concern” qualification on the financial statements for the year ended September 30, 2011, citing significant losses and working capital deficits at that date, which raised substantial doubt about the Company’s ability to continue as a going concern.

Private Placement – REF Holdings

On January 27, 2012, the Company sold 1,173,021 units (“Units”), with each Unit consisting of one share of the Company’s common stock and a warrant to purchase one-half of one share of the Company’s common stock, to REF Holdings, LLC (“REF Holdings”) for an aggregate purchase price of $0.4 million (or $0.341 per Unit). The exercise of the warrants underlying the Units is governed by the terms and conditions set forth in the common stock purchase warrant issued to REF Holdings (the “Warrant”). The Warrant gives REF Holdings the right to purchase up to 586,511 shares of the Company’s common stock at an exercise price of $0.40 per share (subject to adjustment for stock splits, stock dividends, certain other distributions, and the like). The Warrant is immediately exercisable and will expire on January 27, 2017. This sale was made pursuant to a subscription agreement between the Company and REF Holdings (the “Subscription Agreement”). Pursuant to the terms of the Subscription Agreement (as amended), the Company filed a resale registration statement covering the shares of common stock underlying the Units and the shares of common stock issuable upon exercise of the Warrant. The registration statement was declared effective by the SEC on April 2, 2012.

Asset Sale - Analytica

On December 15, 2011, the Company closed on a definitive agreement relating to the sale of substantially all of Analytica’s assets and business to a purchaser for a maximum aggregate purchase price of up to $10.0 million, consisting of fixed and contingent payments (see Note 4). As part of purchase price, the purchaser agreed to grant to the Company, for no additional consideration, up to $0.6 million worth of research services at the Company’s request to support its ongoing biotechnology activities. In consideration for the sale of the assets and business, the purchaser paid the initial $4.0 million for the Company’s benefit directly to Laurus/Valens for the pre-payment of the Laurus/Valens Term Notes (see Note 9). On March 30, 2012, the purchaser paid to the Company, $1.5 million. The remainder of the purchase price up to a maximum of $4.5 million will be calculated based upon a multiple of purchaser’s wholly-owned subsidiary, Analytica LA-SER International, Inc.’s EBITDA for specified periods, with certain adjustments for the amount of research services actually acquired by the Company up to $0.6 million. The remainder of the purchase price will be recognized when it is earned.

The Qualifying Therapeutic Discovery Project

In November 2010 and October 2011, the Company received from the U.S. Internal Revenue Service, a federal grant award in the aggregate amount of approximately $0.24 million. In November 2010, Biovest received the same federal grant award in the amount of approximately $0.24 million. The federal grants were granted under the Qualifying Therapeutic Discovery Project, as tax credits under new section 48D of the Internal Revenue Code, enacted as part of the Patient Protection and Affordable Care Act of 2010. Under the Qualifying Therapeutic Discovery Project, the tax credits are awarded to therapeutic discovery projects that show a reasonable potential to: (a) result in new therapies to treat areas of unmet medical need or prevent, detect or treat chronic or acute diseases and conditions, (b) reduce the long-term growth of health care costs in the United States, or (c) significantly advance the goal of curing cancer within 30 years. Allocation of the tax credits takes into consideration which projects show the greatest potential to create and sustain high-quality, high-paying U.S. jobs and to advance U.S. competitiveness in life, biological and medical sciences. The Company and Biovest were awarded the federal grants to support the advancement of Cyrevia™ and BiovaxID®, respectively.

Outstanding Accentia Indebtedness:

	Outstanding Balance as of March 31, 2012 (in 000’s)	Interest Rate (per annum)	Maturity Date	Total Aggregate Number of Warrants Issued	Exercise Price	Expiration Date(s)
Accentia Corps Real Note	$4,000	5.0%	06/13/2016	5,882,353	$0.47	06/13/2016
Laurus/Valens Term Notes	5,006	8.5%	05/17/2013 and 11/17/2013	—	—	—
Ryll Note	1,121	6.0%	08/17/2012	—	—	—
McKesson Note	4,343	5.0%	03/17/2014	—	—	—
Debentures (Class 5)	1,039	8.5%	05/17/2012	2,508,960	$1.50	11/17/2013
Debentures (Class 6)	6,860	8.5%	11/17/2013	2,979,496	$1.50	11/17/2013
Debentures (Class 9)	15,122	0.0%	11/17/2012	3,154,612	$1.50	11/17/2013
Notes (Class 13)	1,924	0.0%	11/17/2012	1,072,840	$1.50	11/17/2013
March 2014 Distributions	1,692	5.0%	03/17/2014	—	—	—

Outstanding Biovest Indebtedness :

	Outstanding Balance as of March 31, 2012 (in 000’s)	Interest Rate(s) (per annum)	Maturity Date(s)	Aggregate Number of Warrants Outstanding	Exercise Price	Expiration Date(s)
Exit Financing	$1,266	7.0%	11/17/2012	8,733,096	$1.20	11/17/2017
Biovest Corps Real Note	2,292	16.0%	11/17/2012	—	—	—
Laurus/Valens Term A Notes	23,467	8.0%	11/17/2012	—	—	—
Laurus/Valens Term B Notes	4,160	8.0%	11/17/2013	—	—	—
March 2014 Obligations	2,833	5.0%	03/17/2014	—	—	—
August 2012 Notes	507	7.0%	08/17/2012	—	—	—
Coons Rapids Economic Development Authority Loans	341	4.1%	05/01/2021	—	—	—

See Notes 8, 9, 11 and 15 below for more information on the outstanding debt listed in the tables above.

Additional expected financing activity:

Management intends to meet its cash requirements through proceeds from Biovest’s cell culture and instrument manufacturing activities, the use of cash on hand, trade vendor credit, short-term borrowings, debt and equity financings, and strategic transactions such as collaborations and licensing. The Company’s ability to continue present operations, pay its liabilities as they become due, and meet its plans for vaccine development is dependent upon the Company’s ability to obtain significant external funding in the short term. Additional sources of funding have not been established; however, additional financing is currently being sought by the Company from a number of sources, including the sale of equity or debt securities, strategic collaborations, recognized research funding programs, as well as domestic and/or foreign licensing of the Company’s products. Management is currently in the process of exploring these various financing alternatives. There can be no assurance that the Company will be successful in securing such financing at acceptable terms, if at all. Accordingly, the Company’s ability to continue present operations, pay the Company’s existing liabilities as they become due, and to pursue ongoing development and commercialization of Cyrevia™, BiovaxID ®, AutovaxID® and SinuNasal™ including potentially seeking marketing approval, is dependent upon the Company’s ability to obtain significant external funding in the near term, which raises substantial doubt about the Company’s ability to continue as a going concern. If adequate funds are not available from the foregoing sources in the near term, or if the Company determines it to otherwise be in the Company’s best interest, the Company may consider additional strategic financing options, including sales of assets, or the Company may be required to delay, reduce the scope of, or eliminate one or more of its research or development programs or curtail some or all of its commercialization efforts.

2. Liquidity and management’s plans:

The accompanying consolidated financial statements have been prepared on a going concern basis, which assumes the Company will realize its assets and discharge its liabilities in the normal course of business. As reflected in the accompanying consolidated financial statements, the Company incurred net losses of $15.7 million during the year ended September 30, 2011. The Company’s independent auditors issued a “going concern” uncertainty on the consolidated financial statements for the year ended September 30, 2011, citing significant losses and working capital deficits at that date, which raised substantial doubt about the Company’s ability to continue as a going concern. See Note 21, Subsequent Event regarding the sale of the assets and business of Analtyica and the discussion of the associated proceeds that will be used to pay down debt, in the development of the Company’s product pipeline and general and administration expenses.

Regulatory strategy and commercialization expenditures

Cyrevia™

Prior studies of high-dose pulsed cyclophosphamide in the U.S. have been conducted at a limited number of large academic research hospitals and have featured non-uniform inclusion criteria and/or administration schedules. While the previous studies are important to the Company’s Cyrevia™ development plan, the studies are likely not sufficient to support regulatory approval.

In September 2007, the Company conducted an initial meeting with the FDA regarding its proposed design of a clinical trial in multiple sclerosis (“MS”) for Cyrevia. Since the Company’s initial meeting with the FDA, a number of studies utilizing high-dose pulsed cyclophosphamide in MS has reported follow-up data, which the Company expects will provide support and guide the design of future planned clinical trial(s). The Company intends to conduct follow-up pre-investigational new drug application(s) meetings with the FDA in 2012 with regards to discuss its planned clinical trial strategy and study protocol(s) for the treatment of MS, graft-versus-host disease following bone marrow transplant, systemic sclerosis and autoimmune hemolytic anemia. Based on FDA input, the Company anticipates filing an investigational new drug application(s) (“IND”) under which the Company expects based on available resources to conduct clinical trials. Further, the Company plans to discuss with the FDA its plans for a Risk Evaluation and Mitigation Strategies (“REMS”) to be developed and mandated to accompany treatment with Cyrevia.

BiovaxID®

Two Phase 2 clinical trials and one Phase 3 clinical trial have been completed studying BiovaxID for the indication of FL and MCL. Biovest is in the process of conducting clinical pre-filing discussions with domestic and international regulatory agencies to discuss the potential regulatory approval pathway for BiovaxID.

Biovest is focusing on its plans to seek regulatory approval for BiovaxID for the treatment of FL and these clinical pre-filing regulatory agency meetings are anticipated to confirm the next steps and requirements in the regulatory process. In preparing for these regulatory meetings, Biovest is continuing its analyses of the data available from its Phase 2 and Phase 3 clinical trials, so that Biovest can have as comprehensive as possible discussions regarding the safety and efficacy results for BiovaxID. In addition, Biovest continues to advance its efforts to comply with various regulatory validations and comparability requirements related to Biovest’s manufacturing process and facility.

Biovest also anticipates conducting separate discussions with various regulatory agencies regarding regulatory approval for BiovaxID for the treatment of MCL and Waldenstrom’s Macroglobulinemia, a rare B-cell subtype of non-Hodgkin’s lymphoma.

Accelerated or conditional approval may require Biovest to perform additional clinical studies as a condition to continued marketing of BiovaxID. Accordingly, should Biovest receive accelerated and/or conditional approval, clinical trial activities and related expenses may return to the levels experienced in periods prior to the application for conditional approval until any such clinical trial activity is completed. There can be no assurances that Biovest will receive accelerated or conditional approval. Biovest’s ability to timely access required financing will continue to be essential to support the ongoing commercialization efforts.

SinuNasal™ Lavage System

The Company believes that SinuNasal should be regulated by the Center for Devices and Radiological Health as a prescription medical device for the treatment of patients with refractory, post-surgical chronic sinusitis (“CS”). However, in April 2010, the Office of Combination Products (“OCP”) within the FDA ruled that SinuNasal is not a medical device, but rather, is a combination product with a drug primary mode of action requiring regulation by the Center for Drug Evaluation and Research. The effect of this OCP determination is to subject SinuNasal to regulatory requirements as a drug product, likely including submission of a NDA, typically a much more difficult, lengthy, and expensive pathway to market as compared to clearance or approval of a medical device. In July 2010, after the OCP reconsidered and affirmed its decision, the Company appealed the ruling to a higher office within the FDA that supervises the OCP. In March 2011, the Company presented written and oral argument in connection with an appeal meeting that SinuNasal’s mechanical mode of action meets the definition of a medical device and that it is not a combination product or, if it is, that the device mode of action is primary. On December 1, 2011, FDA issued its decision upholding the ruling of the OCP. The Company is now considering options such as commencing a lawsuit against the FDA seeking reversal of the OCP ruling and FDA’s affirmation of that decision. There can be no assurance, however, as to the final outcome. Pending such determination, the Company is unable to determine the next potential development and/or regulatory steps to advance the Company’s SinuNasal product. If the litigation is not successful, the Company’s potential future development and commercialization plans for SinuNasal will require greater expense and a longer timeline than would have been the case if device regulation applied, possibly resulting in discontinuation of the project altogether.

Corps Real-Accentia

On June 13, 2011, the Company entered into a convertible debt financing transaction with Corps Real, LLC (“Corps Real”) providing for aggregate loans to the Company in the maximum amount of $4.0 million. The Company executed a secured promissory note, in the maximum principal amount of $4.0 million (the “Accentia Corps Real Note”), under which Corps Real advanced $1.0 million to the Company on June 13, 2011 and again on August 1, 2011. Corps Real advanced and agreed to advance an additional $1.0 million to the Company on each of November 15, 2011 and January 15, 2012, respectively. The Corps Real Note will mature on June 13, 2016, at which time all indebtedness under the Corps Real Note will be due and payable. Interest on the outstanding principal amount of the CorpsReal Note accrues and will be payable at a fixed rate of five percent (5%) per annum. Interest began accruing on June 13, 2011 and will be payable on a quarterly basis in arrears (as to the principal amount then outstanding).

To secure payment of the Corps Real Note, the Company also entered into a Security Agreement with Corps Real (the “Security Agreement”). Under the Security Agreement, all obligations under the Corps Real Note are secured by a first security interest in (a) 12 million shares of Biovest common stock owned by us, (b) all of the Company’s contractual rights pertaining to the first product for which a new drug application (“NDA”) is filed containing BEMA Granisetron following the date of the Company’s December 30, 2000 Settlement Agreement with BioDelivery Sciences International, Inc (“BDSI”); provided, however, that if BEMA Granisetron is not the first BEMA-based product for which a NDA is filed with the FDA by or on behalf of BDSI following that date, then the applicable product shall be the first BEMA-based product for which a NDA is filed with the FDA by or on behalf of BDSI following the date of the settlement agreement, and (c) all attachments, additions, replacements, substitutions, and accessions and all proceeds thereof in any form.

As part of the convertible debt financing transaction, the Company also issued to Corps Real a Common Stock Purchase Warrant to purchase 5,882,353 shares of the Company’s common stock (the “Corp Real Warrant”) for an exercise price of $0.47 per share (subject to adjustment for stock splits, stock dividends, and the like).

Chapter 11 Plan of Reorganization

On November 17, 2010 (the “Effective Date”), the Company successfully completed its reorganization and formally exited Chapter 11 as a fully restructured organization. Through the provisions of the Plan, the Company was able to restructure the majority of its debt into a combination of long-term notes and equity, while preserving common shares held by existing shareholders.

The following is a summary of certain material provisions of the Plan. The summary does not purport to be complete and is qualified in its entirety by reference to all of the provisions of the Plan.

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Laurus/Valens (Class 2): On the Effective Date, the Company issued to Laurus Master Fund, Ltd. (in liquidation) (“Laurus”), PSource Structured Debt Limited (“PSource”), Valens Offshore SPV I, Ltd. (“Valens I”), Valens Offshore SPV II, Corp. (“Valens II”), Valens U.S. SPV I, LLC (“Valens U.S.”), (collectively, “Valens”) and LV Administrative Services, Inc., as administrative and collateral agent for Laurus, PSource, and Valens (“LV” and together with Laurus, PSource, Valens, and each of their respective affiliates, “Laurus/Valens”), security agreements and term notes in the original aggregate principal amount of $8.8 million (the “Laurus/Valens Term Notes”) in satisfaction of allowed claims prior to the Effective Date. Interest accrues on the Laurus/Valens Term Notes at the rate of eight and one-half percent (8.5%) per annum (with a twelve and one-half percent (12.5%) per annum default rate). The Laurus/Valens Term Notes mature on November 17, 2012 and may be prepaid at any time without penalty. The Laurus/Valens Term Notes are secured by a lien on all of the Company’s assets, junior only to the liens granted under the Plan to holders of the Class 6 Plan Debentures (as defined below) and certain permitted liens. Also, the Company pledged to Laurus/Valens: (a) all of the Company’s equity interests in Analytica and (b) 20,115,818 shares of Biovest common stock owned by the Company. On December 15, 2011, the Company closed on the definitive agreement selling all of the assets and business of Analytica. In connection with the Analytica Asset Purchase Agreement, the Company entered into an LV, as agent for and on behalf of Laurus/Valens, whereby Laurus/Valens, conditioned upon receipt of an upfront payment of the asset sales proceeds amended the terms of the Accentia Guaranty, whereby Laurus/Valens consented to the transactions contemplated by the Analytica Asset Purchase Agreement and released all liens and security interests on Analytica’s assets to be sold to the Purchaser, as well as amended the terms of the Laurus/Valens Term Notes. See Subsequent Events.

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McKesson Corporation (Class 4): On the Effective Date, the Company issued a new promissory note in the original amount of $4,342,771 (the “Class 4 Plan Note”) to McKesson Corporation (“McKesson”) in satisfaction of McKesson’s approved pre-Effective Date secured claims. The Class 4 Plan Note is payable in cash in one installment on March 17, 2014 (unless earlier accelerated), and the outstanding principal together with all accrued but unpaid interest, at a fixed rate of five percent (5%) per annum (with a ten percent (10%) per annum default rate) is due on such date. The Class 4 Plan Note is secured by a lien on 6,102,408 shares of Biovest common stock owned by the Company.

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Credit Facility with Southwest Bank of St. Louis f/k/a Missouri State Bank (Class 3): On the Effective Date, the Company issued a new promissory note in an original principal amount of $4,483,284 (the “Class 3 Plan Note”) to Dennis Ryll, the holder by assignment of the Company’s previously-issued secured note to Southwest Bank of St. Louis f/k/a Missouri State Bank (“Southwest Bank”), as payment of the Company obligation to Southwest Bank prior to the Effective Date. The Company is not obligated to pay the Class 3 Plan Note in cash, and instead may pay through quarterly conversions into shares of the Company’s common stock or, subject to certain conditions, by exchanging the quarterly conversion amounts into shares of Biovest common stock owned by the Company. The Class 3 Plan Note matures on August 17, 2012 and interest accrues and is payable on the outstanding principal balance of the Class 3 Plan Note from time to time at a fixed rate of six percent (6%) per annum.

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September 2006 Debentures and Warrants (Class 5): On the Effective Date, the Company issued, in satisfaction of the secured debentures dated September 29, 2006 outstanding prior to the Effective Date, new debentures (the “Class 5 Plan Debentures”) in the original aggregate principal amount of $3,109,880. The Class 5 Plan Debentures mature on May 17, 2012. The Company may (but are not obligated to) pay the Class 5 Plan Debentures in cash, or the Company may elect to pay through the conversion of outstanding principal and accrued interest into shares of the Company’s common stock. Subject to certain conditions, the holder may elect to exchange amounts due pursuant to the Class 5 Plan Debentures for shares of Biovest common stock owned by the Company. Interest accrues and is payable on the outstanding principal amount under the Class 5 Plan Debentures at a fixed rate of eight and one-half percent (8.50%) per annum. On the Effective Date, the Company also executed and delivered warrants (the “Class 5 Plan Warrants”) to purchase up to 2,508,960 shares of the Company’s common stock or, subject to certain conditions, the holder may exercise by exchange the Class 5 Plan Warrants for shares of Biovest common stock owned by the Company. The Class 5 Plan Warrants (a) have an exercise price of $1.50 per share (b) a term of three (3) years from November 17, 2010, (c) can only be exercised for cash (no cashless exercise), and (d) are subject to certain call provisions set forth in the Class 5 Plan Warrants. In connection with the Class 5 Debentures and Class 5 Warrants, the Company has pledged into an escrow account 14.4 million shares of the Biovest common stock held by the Company to be available to holders (on a pro rata basis), to secure the repayment of the Class 5 Debentures and the exercise of the Class 5 Warrants. The pledge agreement provides that the total number of shares of Biovest common stock transferable by the Company to the investors in the Class 5 Debentures, whether pursuant to the exchange of the Class 5 Debentures or exercise of the Class 5 Warrants, may not exceed 14.4 million shares in the aggregate.

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February 2007 Notes and Warrants (Class 9): On the Effective Date, the Company issued, in satisfaction of the debentures dated February 28, 2007 outstanding prior to the Effective Date, new debentures (the “Class 9 Plan Debentures”) in the original aggregate principal amount of $19,109,554. The Company is not obligated to pay the Class 9 Plan Debentures in cash, and instead may pay through the conversion by the holders into shares of the Company’s common stock. The Class 9 Plan Debentures mature on November 17, 2012 (the “Class 9 Plan Debenture Maturity Date”) and no interest will accrue on the outstanding principal balance of the Class 9 Plan Debentures. On the Effective Date, the Company also executed and delivered warrants (the “Class 9 Plan Warrants”) to purchase up to 3,154,612 shares of the Company’s common stock. The Class 9 Plan Warrants (a) have an exercise price of $1.50 per share, (b) a term of three (3) years from the Effective Date, (c) can only be exercised for cash (no cashless exercise), and (d) are subject to certain call provisions set forth in the Class 9 Plan Warrants and the Plan.

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January 2008 Notes and Warrants (Class 13): On the Effective Date, the Company issued, in satisfaction of the convertible preferred stock outstanding prior to the Effective Date, new promissory notes (the “Class 13 Plan Notes”) in the original aggregate principal amount of $4,903,644. The Class 13 Plan Notes mature on November 17, 2012 (the “Class 13 Plan Notes Maturity Date”), and no interest will accrue on the outstanding principal balance of the Class 13 Plan Notes. The Company has the option, but have no obligation to pay the Class 13 Plan Notes in cash at maturity and instead may pay through the conversion by the holders into shares of the Company’s common stock. On the Effective Date, the Company also executed and delivered warrants (the “Class 13 Plan Warrants”) to purchase up to 1,072,840 shares of the Company’s common stock. The Class 13 Plan Warrants (a) have an exercise price of $1.50 per share, (b) a term of three (3) years from November 17, 2010, (c) can only be exercised for cash (no cashless exercise), and (d) are subject to certain call provisions set forth in the Class 13 Plan Warrants and the Plan.

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June 2008 Debentures and Warrants (Class 6): On the Effective Date, the Company issued in satisfaction of the secured debentures dated June 17, 2008 outstanding prior to the Effective Date, new debentures (the “Class 6 Plan Debentures”) in the original aggregate principal amount of $9,730,459. The Class 6 Plan Debentures mature on November 17, 2013, and the outstanding principal together with all accrued but unpaid interest, at a fixed rate of eight and one-half percent (8.50%) per annum is due in cash on such date. Each of the Class 6 Plan Debentures is secured by a lien on certain of the Company’s assets. On the Effective Date, the Company also executed and delivered warrants (the “Class 6 Plan Warrants”) to purchase up to 2,979,496 shares of the Company’s common stock. The Class 6 Plan Warrants (a) have an exercise price of $1.50 per share, (b) an expiration date of November 17, 2013, (c) can only be exercised for cash (no cashless exercise), and (d) are subject to certain call provisions set forth in the Class 6 Plan Warrants and the Plan.

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Accentia Class 10 Plan Distributions: On the Effective Date, the Company became obligated to pay its unsecured creditors approximately $2.4 million in cash holders of Class 10 claims under the Plan (the “Class 10 Plan Distributions”). The Class 10 Plan Distributions mature on March 17, 2014, and the outstanding principal together with all accrued but unpaid interest is due on such date. Interest accrues and is payable on the outstanding principal amount under the Class 10 Plan Distributions at a fixed rate of five percent (5%) per annum. Unsecured creditors holding an aggregate of $3,287,695 in Class 10 claims elected to convert those Class 10 claims under the Plan into the Company’s common stock valued at the average market price for the Company’s common stock over the ten trading days preceding the Effective Date. On the Effective Date, the Company issued approximately, 2.4 million shares of the Company’s common stock to these Class 10 unsecured creditors at a conversion price equal to $1.36 per share.

•	Termination of Warrants and Issuance of Shares:

On the Effective Date, all of the following warrants were terminated and cancelled pursuant to the Plan:

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the common stock purchase warrant dated August 16, 2005, issued by the Company to Laurus, for the purchase of up to 1,000,000 shares of the Company’s common stock at an exercise price of $2.67 per share;

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the common stock purchase warrant dated September 29, 2006, issued by the Company to Laurus, for the purchase of up to 627,240 shares of the Company’s common stock at an exercise price of $2.75 per share;

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the common stock purchase warrant dated October 31, 2007, issued by the Company to Laurus, for the purchase of up to 4,024,398 shares of the Company’s common stock at an exercise price of $2.67 per share;

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the common stock purchase warrant dated January 18, 2008, issued by the Company to Valens I, for the purchase of up to 365,169 shares of the Company’s common stock at an exercise price of $2.67 per share; and

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the common stock purchase warrant dated January 18, 2008, issued by the Company to Valens U.S., for the purchase of up to 196,629 shares of the Company’s common stock at an exercise price of $2.67 per share.

On the Effective Date, all of the following documents were terminated pursuant to the Plan:

•	all documents evidencing or relating to loans made by Laurus/Valens to the Company prior to the Effective Date;

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that certain revolving credit agreement between Southwest Bank and the Company dated as of December 30, 2005, that certain stock pledge agreement by and between the Company and Southwest Bank dated as of June 16, 2008, and all other documents executed in connection therewith;

•	all documents evidencing or relating to loans made by McKesson to the Company prior to the Effective Date (with certain exceptions set forth in the Plan);

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all documents evidencing or relating to the 8% secured convertible debentures due September 29, 2010, issued by the Company in September 2006, in the original aggregate principal amount of $25 million;

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all documents evidencing or relating to the 8% original issue discount secured convertible debentures due June 19, 2011, issued by the Company in June 2008, in the original aggregate principal amount of $8,906,098;

•	all documents evidencing or relating to the 8% convertible debentures due February 28, 2011, issued by the Company in February 2007, in the original aggregate principal amount of $24,940,000; and

•	all documents evidencing or relating to the Company’s Series A-1 convertible preferred stock, par value $1.00 per share.

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Royalty Interest Termination: On the Effective Date, the Company and Biovest entered into a royalty termination agreement, which was acknowledged by Laurus/Valens, and provides for the termination of that certain Royalty Agreement by and between the Company and Biovest, dated as of October 31, 2006, as amended by a letter agreement dated February 5, 2008, as further amended, modified or supplemented thereafter in accordance with its terms.

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Amendments to Articles of Incorporation or Bylaws: On the Effective Date, the Company amended and restated its articles of incorporation and its bylaws to incorporate provisions required by the Plan, the Confirmation Order, and/or the U.S. Bankruptcy Code. As of the Effective Date, the Company’s second amended and restated articles of incorporation authorize the Company to issue up to 50,000,000 shares of preferred stock and up to 300,000,000 shares of common stock, and each share of the Company’s common stock outstanding immediately before the Effective Date will, under the terms of the Plan, remain outstanding after the Effective Date. The amendments to the articles of incorporation also included an elimination of the “classified” board of directors and a provision establishing the quorum required for action to be taken at an Annual Meeting of Shareholders at one-third (33.33%) of the number of shares issued and outstanding.

Biovest’s Chapter 11 Plan of Reorganization

On November 17, 2010 (the “Biovest Effective Date”), Biovest emerged from Chapter 11 protection, and Biovest’s Plan of Reorganization (the “Biovest Plan”) became effective. In connection with the emergence from bankruptcy, Biovest entered into a $7.0 million exit financing with an accredited investor group. The exit financing provided Biovest with working capital for general corporate and research and development activities and provided Biovest with capital to meet its near-term obligations under the Biovest Plan.

The following is a summary of certain material provisions of the Biovest Plan. The summary does not purport to be complete and is qualified in its entirety by reference to all of the provisions of the Biovest Plan.

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Exit Financing: On October 19, 2010, Biovest completed a financing as part of its Plan (the “Exit Financing”). Pursuant to the Exit Financing, Biovest issued secured convertible notes in (the “Initial Notes”) and warrants to purchase shares of Biovest common stock to a total of twelve (12) accredited investors (the “Buyers”). Pursuant to the Exit Financing, Biovest issued two separate types of warrants to the Buyers, Series A Warrants (the “Initial Series A Warrants”) and Series B Warrants (the “Initial Series B Warrants”).

On the Biovest Effective Date: (a) the Initial Notes were exchanged pursuant to the terms of the Biovest Plan for new unsecured notes (the “Exchange Notes”) in the original aggregate principal amount of $7.04 million, (b) the Initial Series A Warrants were exchanged pursuant to the terms of the Biovest Plan for new warrants with the right to purchase an aggregate of 8,733,096 shares of Biovest common stock (the “Series A Exchange Warrants”), and (c) the Initial Series B Warrants were exchanged pursuant to the terms of the Biovest Plan for new warrants to purchase a like number of shares of Biovest common stock (the “Series B Exchange Warrants”). On December 22, 2010, all of the Series B Exchange Warrants were exercised by a cashless exercise and 1,075,622 shares of Biovest common stock were issued to the Buyers.

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Corps Real - Biovest: On the Biovest Effective Date, Biovest executed and delivered in favor of Corps Real a secured convertible promissory note (the “Biovest Corps Real Convertible Note”) in an original principal amount equal to $2,291,560 which allows Biovest to draw up to an additional $0.9 million on the Biovest Corps Real Convertible Note. The Biovest Corps Real Convertible Note replaces the $3.0 million secured line of credit promissory note dated December 22, 2008. The Biovest Corps Real Convertible Note matures on November 17, 2012 and all principal and accrued but unpaid interest is due on such date. The Biovest Corps Real Convertible Note is secured by a first priority lien on all of Biovest’s assets.

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Laurus/Valens Secured Claims: On the Biovest Effective Date, Laurus/Valens, Biovest issued to Laurus/Valens two new term notes. One term note in the original aggregate principal amount of $24.9 million, in compromise and satisfaction of secured claims prior to the Effective Date (the “Laurus/Valens Term A Notes”). The Laurus/Valens Term A Notes mature on November 17, 2012. A second term note, in the original aggregate principal amount of $4.16 million, in compromise and satisfaction of secured claims prior to the Effective Date (the “Laurus/Valens Term B Notes”). The Laurus/Valens Term B Notes mature on November 17, 2013. The Laurus/Valens Term A Notes and the Laurus/Valens Term B Notes will be secured by a lien on all of the Biovest’s assets, junior only to the priority lien to Corps Real and to certain permitted liens. On November 18, 2010, Biovest prepaid the Laurus/Valens Term A Notes in an amount equal to $1.4 million from the proceeds received from the Exit Financing (discussed above). Subsequent to this period, on December 15, 2011, the Company closed on the definitive agreement selling all assets and business of Analytica. In connection with the Analytica Asset Purchase Agreement, the Company entered into an amendment agreement with LV, as agent for and on behalf of Laurus/Valens, whereby Laurus/Valens, conditioned upon receipt of an upfront payment of the asset sales proceeds amended the terms of the Accentia Guaranty, whereby Laurus/Valens consented to the transactions contemplated by the Analytica Asset Purchase Agreement and released all liens and security interests on Analytica’s assets to be sold to the Purchaser. See Subsequent Events.

•

Conversion of the Company’s Secured Notes: On the Biovest Effective Date, the entire pre-petition claim including accrued interest (approximately $13.5 million) due from Biovest to the Company was converted into shares of Biovest common stock at a conversion rate equal to $0.75 per share, resulting in the issuance of 17,925,720 shares of Biovest common stock.

•

2008 Secured Debentures: On the Biovest Effective Date, two holders of Biovest’s 2008 secured debentures, including one of Biovest’s directors and an entity affiliated with the Company’s CEO/Chairman, elected to convert their entire outstanding principal balance ($0.5 million) plus accrued interest into shares of Biovest common stock at a conversion rate equal to $1.66 per share resulting in the issuance of 331,456 shares of Biovest common stock. Another holder of Biovest’s 2008 secured debentures, elected to convert their entire outstanding principal balance of $0.3 million plus accrued interest into 550,000 shares of Biovest common stock, issuable in eight quarterly installments of 68,750 shares, with the first installment issued on November 17, 2010. The final holder of Biovest’s 2008 secured debentures, Valens U.S., received consideration for their claim in accordance with the Laurus/Valens Term A and Term B Notes previously discussed.

•

Claims of Ronald E. Osman: On the Biovest Effective Date, the holder of Biovest’s May 9, 2008 promissory note, Ronald E. Osman, who is a Biovest director, elected to convert the entire outstanding principal balance under the promissory note (approximately $1.0 million) plus accrued interest into shares of Biovest common stock at a conversion rate equal to $1.66 per share, resulting in the issuance of 608,224 shares of Biovest common stock.

•

Plan Distributions to Unsecured Creditors (Class 8): On the Biovest Effective Date, Biovest became obligated to pay to Biovest’s unsecured creditors approximately $2.7 million in cash together with interest at five percent (5%) per annum in one installment on March 27, 2014. These unsecured claims included the Pulaski Bank notes, the Southwest Bank note, and the related guarantor indemnities. This obligation has increased by $0.06 million due to an amendment made to Biovest’s listing of unsecured creditors, allowing a previously unfiled claim for professional services rendered with respect to Biovest’s Phase 3 clinical trial for BiovaxID®.

Also on the Biovest Effective Date, Biovest issued to holders of approximately $3.5 million in principal amount of Class 8 unsecured claims who elected to receive payment in equity as provided in the Biovest Plan a total of 2.1 million shares of Biovest common stock, at an effective conversion rate equal to $1.66 per share.

•

Class 12 Equity Interests: On the Biovest Effective Date, each of Biovest’s common stockholders was deemed to receive one (1) share of reorganized Biovest common stock (the “Class 12 Plan Shares”) for each share of existing Biovest common stock held by such stockholder as of the Biovest Effective Date. Biovest’s Class 12 Plan Shares were deemed issued pursuant to Section 1145 of the Bankruptcy Code and do not have any legend restricting the sale thereof under federal securities laws.

•

April 2006 NMTC Transaction: Biovest and certain of its affiliates entered into an agreement in July 2010 (the “Worcester Restructuring Agreement”) with Telesis CDE Corporation and Telesis CDE Two, LLC (collectively, “Telesis”), contingent upon submission to and approval by the Bankruptcy Court. The Worcester Restructuring Agreement effectively terminates all agreements and obligations of all parties pursuant to the New Markets Tax Credit transaction originally closed on April 25, 2006 (the “April 2006 NMTC Transaction”). In consideration for the termination, Telesis retained an unsecured claim in Biovest’s Chapter 11 proceeding in the amount of $0.3 million along with a settlement payment in the amount of $85,000 to defray certain legal and administrative expenses incurred by Telesis. This Worcester Restructuring Agreement and the compromise of the outstanding claims against Biovest and its affiliates was approved by the Bankruptcy Court in an order entered on December 1, 2010. As a result, the Company’s guaranty, Biovest’s guaranty, and all of Biovest’s subsidiary guaranties and all other obligations to all parties to the April 2006 NMTC transaction were terminated. Biovest has ceased all activities under the April 2006 NMTC Transaction and Biovest has liquidated the subsidiaries created specifically to conduct activities under the April 2006 NMTC Transaction.

•

December 2006 NMTC Transaction: Biovest and certain of its affiliates entered into an agreement in July 2010 (the “St. Louis Restructuring Agreement”) with St. Louis Development Corporation and Saint Louis New Markets Tax Credit Fund II, LLC (collectively, “SLDC”), contingent upon submission to and approval by the Bankruptcy Court. The St. Louis Restructuring Agreement effectively terminates all agreements and obligations of all parties pursuant to the New Markets Tax Credit transaction originally closed on December 8, 2006 (the “December 2006 NMTC Transaction”). In consideration for the termination, SLDC retained an unsecured claim in Biovest’s Chapter 11 proceeding in the amount of $0.16 million along with a settlement payment in the amount of $62,000, to defray certain legal and administrative expenses incurred by SLDC. This St. Louis Restructuring Agreement and the compromise of the outstanding claims against Biovest was approved by the Bankruptcy Court in an order entered on December 1, 2010. As a result, the Company’s guaranty, Biovest’s guaranty, and all of Biovest’s subsidiary guaranties and all other obligations to all parties to the December 2006 NMTC transaction were terminated. Biovest has ceased all activities under the December 2006 NMTC Transaction and Biovest has liquidated the subsidiaries created specifically to conduct activities under the December 2006 NMTC Transaction.

•	Termination of Warrants and Issuance of Shares:

On the Biovest Effective Date, all of the following warrants (the “Laurus/Valens Warrants”) were terminated and cancelled:

•

the common stock purchase warrant dated March 31, 2006, issued by Biovest to Laurus, for the purchase of up to 18,087,889 shares of Biovest common stock at an exercise price of $0.01 per share. As of November 17, 2010, warrants to purchase up to 13,371,358 shares of Biovest common stock remained outstanding and were thus terminated pursuant to the Plan; and

•

the common stock purchase warrant, dated September 22, 2008, issued by Biovest to Valens U.S., for the purchase of up to 1,015,625 shares of Biovest common stock at an exercise price of $0.40 per share.

In consideration for the cancellation of the Laurus/Valens Warrants, on the Effective Date, Laurus/Valens received 14,834,782 shares of Biovest common stock (the “Laurus/Valens Plan Shares”). The Laurus/Valens Plan Shares were issued pursuant to Section 1145 of the U.S. Bankruptcy Code and do not have any legend restricting the sale thereof under federal securities laws, but the transfer thereof is subject to certain restrictions and conditions set forth in the Plan.

•

Cancellation and Reduction of Royalty Interests: On the Effective Date and pursuant to the Biovest Plan, the Company terminated and cancelled all of the Company’s royalty interest and Laurus/Valens reduced its royalty interest in BiovaxID and Biovest’s other biologic products. As a result of the foregoing, the aggregate royalty obligation on BiovaxID ® and Biovest’s other biologic products was reduced from 35.25% to 6.30%. Additionally, Laurus/Valens’s royalty interest on the AutovaxID® instrument was reduced from 3.0% to no obligation, including the elimination of the $7.5 million minimum royalty obligation.

•

Amendments to Articles of Incorporation or Bylaws: On the Effective Date, Biovest amended and restated its articles of incorporation and its bylaws to incorporate provisions required by the Biovest Plan, the Confirmation Order, and/or the U.S. Bankruptcy Code. Pursuant to the Biovest Plan, Biovest granted Laurus/Valens the right, upon an event of default under Section 20(a) of that certain Term Loan and Security Agreement, executed on the Effective Date, by and among Laurus, the lenders party thereto, Biovest (after giving effect to any applicable grace period provided therein), to appoint and maintain one-third (1/3) of the total number of directors of Biovest (thereafter, such right to appoint directors will continue notwithstanding Biovest’s cure of any such event of default until both the Laurus/Valens Term A Notes and the Laurus/Valens Term B Notes have been paid in full).

The Qualifying Therapeutic Discovery Project:

On October 31, 2010, the Company and Biovest, separately received notices from the U.S. Internal Revenue Service (“IRS”) that the Company and Biovest were approved to receive a federal grant in the amount of approximately $0.24 million each under the Qualifying Therapeutic Discovery Project. The Qualifying Therapeutic Discovery Project tax credit is provided under new section 48D of the Internal Revenue Code (“IRC”), enacted as part of the Patient Protection and Affordable Care Act of 2010. The credit is a tax benefit targeted to therapeutic discovery projects that show a reasonable potential to result in new therapies to treat areas of unmet medical need or prevent, detect or treat chronic or acute diseases and conditions, reduce the long-term growth of health care costs in the U.S., or significantly advance the goal of curing cancer within 30 years. Allocation of the credit will also take into consideration which projects show the greatest potential to create and sustain high-quality, high-paying U.S. jobs and to advance U.S. competitiveness in life, biological and medical sciences. The funds were awarded to support the advancement of Cyrevia™ and BiovaxID®.

Minneapolis (Coon Rapids), Minnesota Facility Lease:

On December 2, 2010, Biovest entered into a lease agreement (the “Lease”) with JMS Holdings, LLC (the “Landlord”) for continued use and occupancy of Biovest’s existing facility in Minneapolis (Coon Rapids), Minnesota. The Lease has an initial term of ten years, with provisions for extensions thereof, and will allow Biovest to continue and to expand its operations in the Minneapolis (Coon Rapids) facility which it has occupied for over 25 years. The Lease also contains provisions regarding a strategic collaboration whereby the Landlord, with cooperation in the form of loans from the City of Coon Rapids and the State of Minnesota, has agreed to construct certain improvements to the leased premises to allow Biovest to perform good manufacturing practices (“GMP”) manufacturing of biologic products in the Minneapolis (Coon Rapids) facility, with the costs of the construction to be amortized over the term of the Lease. In connection with this strategic agreement, Biovest issued to the Landlord a warrant (the “Warrant”) to purchase up to one million shares of Biovest common stock, vesting 60 days from the date of issuance, with an initial exercise price of $1.21 per share and a term of five years from the earlier to occur of (i) the date that the shares underlying the warrant become registered (Biovest has agreed to file a registration statement including the shares underlying the Warrant within one year of the date of issuance) or (ii) the date that the shares become otherwise freely-tradable pursuant to Rule 144. Resale of the underlying shares is subject to restrictions pursuant to Rule 144 and certain agreed lock-up provisions.

Additional expected financing activity:

Management intends to attempt to meet its cash requirements through proceeds from its cell culture and instrument manufacturing activities, the use of cash on hand, trade vendor credit, short-term borrowings, debt and equity financings, and strategic transactions such as collaborations and licensing. The Company’s ability to continue present operations, pay its liabilities as they become due, and meet its obligations for vaccine development is dependent upon the Company’s ability to obtain significant external funding in the short term. Additional sources of funding have not been established; however, additional financing is currently being sought by the Company from a number of sources, including the sale of equity or debt securities, strategic collaborations, recognized research funding programs, as well as domestic and/or foreign licensing of the Company’s products. Management is currently in the process of exploring these various financing alternatives. There can be no assurance that the Company will be successful in securing such financing at acceptable terms, if at all. Accordingly, the Company’s ability to continue present operations, pay the Company’s existing liabilities as they become due, and the completion of the detailed analyses of the Company’s clinical trial is dependent upon its ability to obtain significant external funding in the near term, which raises substantial doubt about the Company’s ability to continue as a going concern. If adequate funds are not available from the foregoing sources in the near term, or if the Company determines it to otherwise be in the Company’s best interest, the Company may consider additional strategic financing options, including sales of assets, or the Company may be required to delay, reduce the scope of, or eliminate one or more of its research or development programs or curtail some or all of its commercialization efforts.

Discontinued operations	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Discontinued operations [Abstract]
Discontinued operations

4. Discontinued operations:

Disposition - Analytica Asset Purchase Agreement:

On December 15, 2011, the Company, Analytica, LA-SER Alpha Group Sarl (“LA-SER”), and Analytica LA-SER International, Inc., a wholly-owned subsidiary of LA-SER (“Newcorp” and collectively with LA-SER, the “Purchaser”) closed on a definitive agreement (the “Purchase Agreement”) relating to the sale of substantially all of Analytica’s assets and business to the Purchaser for a maximum aggregate purchase price of up to $10.0 million, consisting of fixed and contingent payments. As part of the purchase price payable by the Purchaser to the Company, the Purchaser agreed to grant to the Company, for no additional consideration, up to $0.6 million worth of research services as requested by the Company to support the Company’s ongoing biotechnology activities.

To facilitate the closing of the Purchase Agreement (the “Closing”), Analytica and the Company: (a) obtained an order of the Bankruptcy Court, authorizing the Purchase Agreement and the sale and conveyance of Analytica’s assets and business; (b) obtained all third party consents required for the assignment of the transferred contracts and the subleases of Analytica’s New York and Germany Leases; (c) filed an amendment to Analytica’s Articles of Incorporation changing its name from Analytica International, Inc. to Accentia Biotech, Inc.; and (d) closed an agreement with Laurus/Valens (discussed below) that, inter alia, terminated and released all of Laurus/Valens’ claims, liens and security interests on Analytica’s assets and business to be sold to the Purchaser.

In consideration for the sale of the assets and business, the Purchaser paid $4.0 million (the “Upfront Purchase Price”) for the benefit of the Company directly to an agent of Laurus/Valens (described below). In addition to the Upfront Purchase Price, based on Newcorp’s operations following the Closing, on March 30, 2012, the Purchaser paid $1.5 million (the “1 st Earnout Payment”), to the Company, based upon a formula involving the aggregate gross revenue of Newcorp from December 15, 2011 through March 31, 2012, as well as the aggregate backlog of Newcorp’s business as of March 31, 2012. The remaining $4.5 million of the purchase price will be calculated based upon a multiple of Newcorp’s EBITDA for specified periods, with certain adjustments the amount of research services actually acquired by the Company up to $0.6 million.

Pursuant to the Purchase Agreement, the Company and Analytica agreed that, for five years following the Closing, neither the Company, Analytica nor their subsidiaries or affiliates will engage, directly or indirectly, in the healthcare consulting business, nor will they employ any of Analytica’s pre-Closing employees or representatives.

The sale of the assets and business of Analytica resulted in a gain of approximately $4.0 million during the quarter ended March 31, 2012. The Upfront Purchase Price along with the 1 st Earnout Payment, were used to calculate the gain, as the 1 st Earnout Payment was assured at the time of the determination of the gain. Accrued taxes of $0.4 million were recorded for estimated state and local taxes associated with the gain.

The operating results for the three and six months ended March 31, 2012 and March 31, 2011 are reported as discontinued operations in the accompanying condensed consolidated statements of operations:

	For the Three Months Ended March 31,		For the Six Months Ended March 31,
	2012	2011	2012	2011
Net sales	$—	$1,095,280	$1,091,902	$2,245,112
Cost of sales	—	875,690	959,978	1,701,788

Gross margin	—	219,590	131,924	543,324
Operating expenses	—	205,154	280,534	390,418

Operating (loss) income	—	14,436	(148,610)	152,906
Gain on sale of assets	—	—	3,998,105	—
Other (expense) income	—	(272)	285	6,262

Income from discontinued operations	—	14,164	3,849,780	159,168
Income tax expense	(170,136)	—	(609,937)	—

Net income from discontinued operations	(170,136)	$14,164	$3,239,843	$159,168

Account balances for September 30, 2011 are reported as discontinued operations in the accompanying condensed consolidated balance sheets:

September 30, 2011
Current assets:
Prepaid expenses	$64,365
Unbilled receivables	225,580

Total current assets	$289,945

Non-current assets:
Furniture, equipment and leasehold improvements, net	$32,126
Goodwill	893,000
Intangibles, net	611,958
Deposits	7,518

Total assets	$1,834,547

Current liabilities:
Customer deposits	$10,440
Deferred income	329,560

Total current liabilities	$340,000

3. Discontinued operations:

Disposition

On November 10, 2008, in conjunction with the Company’s Chapter 11 proceedings, the Company decided to cease operation its wholly-owned subsidiary, TEAMM. The operating results for the year ended September 30, 2010 are reported as discontinued operations.

The following represents a summary of the Company’s operating results for TEAMM:

For the Year Ended September 30, 2010
Net sales	$—
Cost of sales	—

Gross margin	—

Operating expenses	12,159
Recovery of inventory and sales reserves	—

Income (loss) from discontinued operations	(12,159)

September 30, 2010
Non-current assets:
Furniture, equipment and leasehold improvements, net	—

Total assets	—

Current liabilities:
Accounts payable	852,587
Accrued expenses	425,557

Total current liabilities (classified in ‘liabilities subject to compromise’)	$1,278,144

On December 15, 2011, the Company closed on the definitive agreement selling the assets and business of its wholly-owned subsidiary, Analytica.

The operating results for the years ended September 30, 2011 and September 30, 2010 are reported as discontinued operations in the accompanying consolidated statement of operations:

	2011	2010
Net sales	$4,348,898	$5,099,345
Cost of sales	3,331,949	4,012,364

Gross margin	1,016,949	1,086,981

Operating expenses	813,879	1,097,317

Operating income (loss)	203,070	(10,336)

Other (expense) income	(24,163)	60,733
Loss on insolvency of subsidiary	—	(845,314)

Income (loss) from discontinued operations	178,907	(794,917)

Account balances for September 30, 2011 are reported as discontinued operations in the accompanying consolidated balance sheets:

September 30, 2011
Current assets:
Prepaid expenses	$64,365
Unbilled receivables	225,580

Total current assets	289,945

Non-current assets:
Furniture, equipment and leasehold improvements, net	32,126
Goodwill	893,000
Intangibles, net	611,958
Deposits	7,518

Total assets	1,834,547

Current liabilities:
Customer deposits	10,440
Deferred income	329,560

Total current liabilities	$340,000

Inventories	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Inventories [Abstract]
Inventories

5. Inventories:

Inventories consist of the following:

	March 31, 2012 (Unaudited)	September 30, 2011
Finished goods	$77,300	$70,096
Work-in-process	37,520	—
Raw materials	328,600	461,903

	$443,420	$531,999

4. Inventories: Inventories consist of the following:

	September 30,
	2011	2010
Finished goods, other	$70,096	$104,155
Work-in-process	—	—
Raw materials	461,903	312,932

	$531,999	$417,087

Unbilled receivables and unearned revenues	12 Months Ended
Sep. 30, 2011
Unbilled receivables and unearned revenues [Abstract]
Unbilled receivables and unearned revenues

5. Unbilled receivables and unearned revenues:

Unbilled receivables and unearned revenues are as follows:

	September 30,
	2011	2010
Costs incurred on uncompleted service contracts	$1,273,001	$978,628
Estimated earnings	752,778	1,253,352

	2,025,779	2,231,980
Less billings to date	(2,129,759)	(2,344,455)

	$(103,980)	$(112,475)

These amounts are presented in the accompanying consolidated balance sheets as follows:

	September 30,
	2011	2010
Unbilled receivables	$225,580	$151,303
Unearned revenues	(329,560)	(263,778)

Total before discontinued operations	$(103,980)	$(112,475)

Total included in discontinued operations	(103,980)	—

Total after discontinued operations	$—	$(112,475)

Intangible assets	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Intangible assets [Abstract]
Intangible assets

6. Intangible assets:

Intangible assets consist of the following:

	March 31, 2012 (Unaudited)	September 30, 2011	Weighted Average Amortization Period

Amortizable intangible assets:
Noncompete agreements	$2,104,000	$2,104,000	3.5 years
Patents	103,244	103,244	3.0 years
Purchased customer relationships	—	666,463	10.0 years
Product rights	28,321	28,321	5.0 years
Software	258,242	438,329	3.5 years
Trademarks	135,960	1,285,960	3.0 years

	2,629,767	4,626,317
Less accumulated amortization	(2,620,957)	(4,001,145)

Net intangible assets before discontinued operations	8,810	625,172
Intangible assets included in discontinued operations	—	611,958

Intangible assets after discontinued operations	$8,810	$13,214

6. Intangible assets:

Intangible assets consist of the following:

	September 30,		Weighted Average Amortization Period
	2011	2010
Amortizable intangible assets:
Noncompete agreements	$2,104,000	$2,104,000	3.5 years
Patents	103,244	103,244	3.0 years
Purchased customer relationships	666,463	666,463	10.0 years
Product rights	28,321	28,321	18.4 years
Software	438,329	438,329	3.5 years
Trademarks	1,285,960	1,285,960	3.0 years

	4,626,317	4,626,317
Less accumulated amortization	(4,001,145)	(3,542,355)

Total intangible assets before discontinued operations	$625,172	$1,083,962
Intangible assets included in discontinued operations	611,958	—

Intangible assets after discontinued operations	$13,214	$1,083,962

Estimated future amortization of amortizable intangible assets with finite lives is as follows:

Year ending September 30:
2012	$8,808
2013	4,406

$13,214

Furniture, equipment and leasehold improvements	12 Months Ended
Sep. 30, 2011
Furniture, equipment and leasehold improvements [Abstract]
Furniture, equipment and leasehold improvements

7. Furniture, equipment and leasehold improvements:

Furniture, equipment and leasehold improvements consist of the following:

	September 30,
	2011	2010
Furniture	$239,649	$220,319
Office and laboratory equipment	2,151,778	1,736,411
Leasehold improvements	665,236	113,102

	3,056,663	2,069,832
Less: accumulated depreciation and amortization	(2,228,299)	(1,927,556)

Total before discontinued operations	$828,364	$142,276

Total included in discontinued operations	32,126	—

Total after discontinued operations	$796,238	$142,276

Reserve for unresolved claims	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Reserve for unresolved claims [Abstract]
Reserve for unresolved claims

7. Reserve for unresolved claims:

Reserve for unresolved claims consists of disputed amounts in the Company’s Plan. These claims remain outstanding before the Bankruptcy Court, and the Company anticipates each claim will be resolved during the current fiscal year.

On February 1, 2012, the Company settled a pre-petition claim. The claimant, Clinstar, LLC (“Clinstar”) had filed two identical proofs of claim in the amount of $0.385 million; one against the Company, in its Chapter 11 proceeding, and another against the Company’s majority owned subsidiary, Biovest, in Biovest’s Chapter 11 proceeding. Through an order by the Bankruptcy Court, Clinstar’s claim against Biovest was denied, and Clinstar’s claim against the Company was allowed, resulting in the issuance of 283,186 shares of the Company’s common stock in full satisfaction of the claim. The Company has recorded the settlement of this claim in the accompanying condensed consolidated financial statements, resulting in a $0.16 million gain on reorganization for the six months ending March 31, 2012.

8. Reserve for unresolved claims:

Reserve for unresolved claims consists of disputed claims in the Plan. These claims remain outstanding before the Bankruptcy Court, and the Company anticipates each claim will be resolved by the second quarter of 2012.

Note payable	12 Months Ended
Sep. 30, 2011
Note payable [Abstract]
Note payable

9. Note payable:

Notes payable of approximately $0.1 million, consisting primarily of priority and convenience claims to be paid within six (6) months of the Effective Date were paid during the year ended September 30, 2011. All notes payable at September 30, 2010 had been classified as ‘Liabilities subject to compromise’ in the Company’s consolidated balance sheet as of September 30, 2010, as a result of the Company’s Chapter 11 filings on November 10, 2008.

Convertible long-term debt	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Convertible long-term debt [Abstract]
Convertible long-term debt

8. Convertible long-term debt:

Convertible promissory notes consist of the following:

in thousands
	March 31, 2012	September 30, 2011
Ryll Note	$1,121	$2,241
Debentures (Class 5)	1,039	1,255
Debentures (Class 6)	6,860	6,860
Debentures (Class 9)	15,122	15,889
Notes (Class 13)	1,924	3,855
Biovest August 2012 Notes	507	1,049
Biovest Exit Financing	332	118

	26,905	31,267
Less current maturities	(20,045)	(16,553)

	$6,860	$14,714

Ryll Note:

On November 17, 2010 the Company issued, a promissory note in the principal amount of $4,483,284 (the “Ryll Note”) to Dennis Ryll, the holder by assignment of the Company’s previously-issued secured note to Southwest Bank of St. Louis f/k/a Missouri State Bank (“Southwest Bank”), in satisfaction of Southwest Bank’s secured claims prior to November 17, 2010. The Company is not obligated to pay the Ryll Note at maturity in cash, and has elected to pay through quarterly payments into shares of the Company’s common stock or, subject to certain conditions, by exchanging the quarterly conversion amounts into shares of Biovest common stock owned by the Company. The following are the material terms and conditions of the Ryll Note:

•	the Ryll Note matures on August 17, 2012 and interest accrues and is payable on the outstanding principal balance of the Ryll Note at a fixed rate of 6% per annum;

•

on November 17, 2010 and on each of the following seven quarterly anniversaries (each, a “Automatic Conversion Date”), provided that the average of the trading price of the Company’s common stock (as determined in accordance with Ryll Note and the Plan) for the ten consecutive trading days ending on the trading day that is immediately preceding the then applicable Automatic Conversion Date (the “Automatic Conversion Price”) is at least $1.00 per share, one-eighth of the original principal balance of the Ryll Note plus interest as of the Automatic Conversion Date (the “Automatic Conversion Amount”) will be automatically converted into shares of the Company’s common stock at a conversion rate equal to the Automatic Conversion Price per share of the Company’s common stock;

•

the Ryll Note is secured by a lien on 15.0 million shares of Biovest common stock owned by the Company (the “Ryll Pledged Shares”), subject to the incremental release of a designated portion of such security upon each quarterly payment under the Ryll Note. As of March 31, 2012, approximately 3.5 million there remains of the Ryll Pledged Shares;

•

if, on any Automatic Conversion Date, the Automatic Conversion Price is less than $1.00 per share, Mr. Ryll may, at his election, convert the Automatic Conversion Amount into shares of the Company’s common stock at a conversion rate equal to $1.00 per share of the Company’s common stock; and

•

if, on any Automatic Conversion Date, the Automatic Conversion Price is less than $1.00 per share, and Mr. Ryll does not elect to convert the Automatic Conversion Amount into shares of the Company’s common stock at a conversion rate equal to $1.00 per share of the Company’s common stock, then the Company, at its election and upon written notice to Mr. Ryll, may either deliver the Automatic Conversion Amount by one of the following four methods of payment or combination thereof:

(i)	the number of shares of the Company’s common stock determined by dividing the Automatic Conversion Amount by $1.00 plus after the payment, the difference between (a) the Automatic Conversion Amount and (b) the product of the Automatic Conversion Price on the Automatic Conversion Date and the number of shares of the Company’s common stock issued (as determined above);

(ii)	the number of shares of the Company’s common stock determined by dividing the Automatic Conversion Amount by $1.00 plus in order to pay the shortfall in the Automatic Conversion Amount after the payment (as determined above), that number of the Ryll Pledged Shares that has a value equal to the remaining unpaid portion of the Automatic Conversion Amount (as determined above), using a conversion rate equal to the average of the trading price of shares of Biovest common stock for the ten consecutive trading days prior to the Automatic Conversion Date (the “Biovest VWAP Price”);

(iii)	the number of shares of the Company’s common stock determined by dividing the Automatic Conversion Amount by $1.00 plus cash in an amount equal to the shortfall in the Automatic Conversion Amount after the payment (as determined above); or

(iv)	the number of the Ryll Pledged Shares that has a value equal to the Automatic Conversion Amount, using a conversion rate equal to the Biovest VWAP Price., i.e., dividing the Automatic Conversion Amount by the Biovest VWAP Price.

As of March 31, 2012, approximately $3.4 million in Ryll Note principal and approximately $0.2 million in accrued interest have been converted into a combination of the Company’s common stock and Ryll Pledged Shares at conversion prices from $0.36 to $1.36 per share, resulting in the delivery 5,928,742 shares of the Company’s common stock and 869,686 shares of Biovest common stock owned by the Company. The principal balance of the Ryll Note, at March 31, 2012, was approximately $1.1 million.

Debenture and Warrants (Class 5):

On November 17, 2010, the Company issued secured debentures in the aggregate principal amount of $3,109,880. The Company is not obligated to pay the debentures in cash, and instead may pay through conversions by the holders into shares of the Company’s common stock or, subject to certain conditions, by exchanging the debentures for certain pledged shares of Biovest common stock owned by the Company. Also, on the November 17, 2010, the Company issued warrants to purchase up to 2,508,960 shares of the Company’s common stock or up to 14.4 million shares of Biovest common stock owned by the Company. The warrants: (a) have an exercise price of $1.50 per share with a expiration date of November 17, 2013; (b) can only be exercised for cash (no cashless exercise); and (c) are subject to certain call provisions. In connection with the debentures and the warrants, the Company has pledged 14.4 million shares of the Biovest common stock held by the Company (the “Class 5 Pledged Shares”) to secure the repayment of the debentures and the exercise of the warrants described herein and have placed the Class 5 Pledged Shares into an escrow account to be available for transfer to the holders of the debentures and the warrants. The following are the material terms and conditions of the debentures:

•

the debentures mature on May 17, 2012 (provided, however, in the event that the average of the trading price of shares of Biovest common stock (as determined in accordance with the debentures and the Plan) for the ten consecutive trading days ending on the trading day that is immediately preceding such maturity date is below $0.75, then the maturity date will automatically be extended to May 17, 2013, and the outstanding principal together with all accrued but unpaid interest is due on such maturity date;

•	interest accrues and is payable on the outstanding principal amount at a fixed rate of 8.50% per annum;

•	each of the debentures is secured by a lien on the Class 5 Pledged Shares;

•

at the option of a holders, all or any portion of the then outstanding balance of such holder’s may be converted into shares of the Company’s common stock or exchanged for Class 5 Pledge Shares at the applicable conversion or exchange rate set forth in such holder’s debenture; and

•

if the trading price of the Company’s common stock (determined in accordance with the debentures and the Plan) is at least 150% of the fixed conversion price for a holder of debentures for any ten consecutive trading days (in the case of a conversion into the Company’s common stock), or the trading price of shares of Biovest common stock (determined in accordance with the debentures and the Plan) is at least $1.25 for any ten consecutive trading days (in the case of an exchange for shares of Biovest common stock), the Company, at its option, may (a) convert the then outstanding balance of all of the debentures into shares of the Company’s common stock at a conversion rate equal to the fixed conversion price for each holder, or (b) exchange the then outstanding balance of all of the debentures into shares of the Class 5 Pledged Shares at a rate equal to $0.75 per share of Biovest common stock (with certain exceptions set forth in the debentures and the Plan).

As of March 31, 2012, approximately $2.0 million in principal had been converted at a conversion price of $0.75 per share and $0.1 million in accrued interest had been converted at a conversion prices from $0.34 to $0.65, into the Class 5 Pledged Shares, resulting in the delivery of approximately 2.9 million shares of the Class 5 Pledged Shares to certain holders. The aggregate principal balance of the debentures, at March 31, 2012, was approximately $1.1 million.

Debentures and Warrants (Class 6):

On November 17, 2010, the Company issued debentures in the aggregate principal amount of $9,730,459. Also, on November 17, 2010, the Company issued warrants to purchase up to 2,979,496 shares of the Company’s common stock. The warrants (a) have an exercise price of $1.50 per share with a expiration date of November 17, 2013, (b) can only be exercised for cash (no cashless exercise), and (c) are subject to certain call provisions set forth in the warrants and the Plan. The following are the material terms and conditions of the debentures:

•	the debentures mature on November 17, 2013, and the outstanding principal together with all accrued but unpaid interest is due in cash on such date;

•	interest accrues and is payable on the outstanding principal under the debentures at a fixed rate of (8.50% per annum and the debentures are secured by a lien on certain assets of the Company;

•	the holders may elect to convert their debentures into shares of the Company’s common stock at a conversion rate equal to $1.10 per share of the Company’s common stock; and

•

if the trading price of the Company’s common stock (as determined in accordance with the debentures and the Plan) is at least 150% of $1.10 per share for any ten consecutive trading days, the Company, at its option, may convert the then outstanding balance of all of the debentures into shares of the Company’s common stock at a conversion rate equal to $1.10 per share of the Company’s common stock.

As of March 31, 2012, approximately $2.9 million in principal had been converted into the Company’s common stock at a conversion price equal to $1.10 per share, resulting in the issuance of approximately 2.6 million shares of the Company’s common stock. The aggregate principal balance of the debentures, at March 31, 2012, was approximately $6.9 million.

Debentures and Warrants (Class 9):

On November 17, 2010, the Company issued non-interest bearing debentures in the aggregate principal amount of $19,109,554. The Company is not obligated to pay the debentures in cash, and instead may pay the debentures with shares of the Company’s common stock. The debentures mature on November 17, 2012. Also on November 17, 2010, the Company issued warrants to purchase up to 3,154,612 shares of the Company’s common stock. The warrants (a) have an exercise price of $1.50 per share with a expiration date of November 17, 2013, (b) can only be exercised for cash (no cashless exercise), and (c) are subject to certain call provisions set forth in the warrants and the Plan. The following are the material terms and conditions of the debentures:

•

on November 17, 2010 and on each of the following seven quarterly anniversaries (each, a “Automatic Conversion Date”) provided that the Automatic Conversion Price is at least $1.00 per share, one-eighth of the original principal balance of the debentures (the “Automatic Conversion Amount”) will be automatically converted into shares of the Company’s common stock at a conversion rate equal to the lesser of $1.25 per share or the Automatic Conversion Price per share;

•

if, on any Automatic Conversion Date, the Automatic Conversion Price is less than $1.00 per share, a holder of debentures may elect to convert the Automatic Conversion Amount into shares of the Company’s common stock at a conversion rate equal to $1.00 per share;

•

any principal amount outstanding under the debentures at maturity will be due and payable in full, at the election of the Company, in either cash or shares of the Company’s common stock at a conversion rate equal to the average trading price of the Company’s common stock (as determined in accordance with the debentures and the Plan) for the ten consecutive trading days ending on the trading day that is immediately preceding November 17, 2012 (provided that the average trading price for such period is at least $.50 per share);

•

if, at any time during the term of the debentures, the trading price of the Company’s common stock (as determined in accordance with the debentures and the Plan) is at least $1.50 per share for ten consecutive trading days, a holder, at its option, may convert any or all of the then outstanding principal balance of its debenture into shares of the Company’s common stock at a conversion rate equal to $1.25 per share; and

•

if, at any time during the term of the debentures, the trading price of the Company’s common stock (as determined in accordance with the debentures and the Plan) is at least $1.88 per share for thirty consecutive trading days, the Company, at its option, may require the conversion of up to $5.0 million of the then aggregate outstanding principal balance of the debentures at a conversion rate equal to $1.25 per share.

As of March 31, 2012, approximately $4.0 million in principal had been converted into the Company’s common stock at an average conversion price of $1.14 per share, resulting in the issuance of approximately 3.5 million shares of the Company’s common stock. The aggregate principal balance of the debentures, at March 31, 2012, was approximately $15.1 million.

Note and Warrants (Class 13):

On November 17, 2010, the Company issued non-interest bearing promissory notes in the original aggregate principal amount of $4,903,644. The Company has no obligation to pay the notes in cash at maturity, and instead may pay the debentures with shares of the Company’s common stock. The notes mature on November 17, 2012. Also, on November 17, 2010, the Company issued warrants to purchase up an aggregate of 1,072,840 shares of the Company’s common stock. The warrants (a) have an exercise price of $1.50 per share with a expiration date of November 17, 2013, (b) can only be exercised for cash (no cashless exercise), and (c) are subject to certain call provisions set forth in the warrants and the Plan. The following are the material terms and conditions of the notes:

•

on November 17, 2010 and on each Automatic Conversion Date, provided that the Automatic Conversion Price is at least $1.00 per share, the Automatic Conversion Amount will be automatically converted into shares of the Company’s common stock at a conversion rate equal to the Automatic Conversion Price per share;

•

if, on any Automatic Conversion Date, the Automatic Conversion Price is less than $1.00 per share and therefore the automatic conversion described above does not occur, a holder may elect to convert the Automatic Conversion Amount into shares of the Company’s common stock at a conversion rate equal to $1.00 per share;

•

any principal amount outstanding under the notes at maturity, will be due and payable in full, at the election of the Company, in either cash or shares of the Company’s common stock at a conversion rate equal to the greater of the average of the trading price of the Company’s common stock (as determined in accordance with the notes and the Plan) for the ten consecutive trading days ending on the trading day that is immediately preceding November 17, 2012 or $1.00;

•

if, at any time during the term of the notes, the trading price of the Company’s common stock (as determined in accordance with the notes and the Plan) is at least 125% of $1.25 per share for ten consecutive trading days, a holder at its option, may convert any or all of the then outstanding principal balance of its notes into shares of the Company’s common stock at a conversion rate equal to $1.36 per share; and

•

if, at any time during the term of the notes, the trading price of the Company’s common stock (as determined in accordance with the notes and the Plan) is at least 150% of $1.25 per share for thirty consecutive trading days, the Company, at its option, may require the conversion of all or any portion of the then aggregate outstanding principal balance of the notes at a conversion rate equal to $1.36 per share.

As of March 31, 2012, approximately $5.6 million in principal had been converted into the Company’s common stock at an average conversion price of $1.47 per share, resulting in the issuance of approximately 3.8 million shares of the Company’s common stock. The aggregate principal balance of the notes, at March 31, 2012, was approximately $1.9 million.

Biovest August 2012 Notes:

On November 17, 2010, Biovest became obligated to certain of its unsecured creditors in the aggregate principal amount of approximately $2.0 million. Each such unsecured creditor received an amount equal to 100% of such unsecured creditors’ allowed unsecured claim (including post-petition interest under the Plan at the rate of 3% per annum) in a combination of debt and equity resulting in the issuance of a total of $1.8 million in new notes (the “August 2012 Notes”), as well as 0.2 million shares of Biovest common stock, using an effective conversion rate equal to $1.66 per share (the “Effective Conversion Rate”). The August 2012 Notes mature on August 17, 2012 and interest accrues at 7% per annum. The August 2012 Notes are convertible into shares of Biovest common stock in seven quarterly installments beginning on February 17, 2011. The following are the material terms and conditions of the August 2012 Notes:

•

provided that the average of the volume weighted average prices for shares of Biovest common stock for the ten consecutive trading days immediately preceding each quarterly conversion date (“Ten Day VWAP”) is at least $1.00 per share, one-eighth of the August 2012 Notes plus accrued interest will be automatically converted into shares of Biovest common stock at a conversion rate equal to the Ten Day VWAP;

•

should the Ten Day VWAP be less than $1.00 per share, the notes will not automatically convert into shares of Biovest common stock, but will instead become payable on August 17, 2012, unless the August 2012 Note holder elects to convert one-eighth of its August 2012 Notes plus accrued interest into shares of Biovest common stock at a conversion rate equal to $1.00 per share;

•

any principal and unpaid interest outstanding on August 17, 2012, will be due and payable in full and at Biovest’s election, in either cash or in shares of Biovest common stock at a conversion rate equal to the Ten Day VWAP;

•

if, at any time prior to August 17, 2012, the Ten Day VWAP is at least $1.50 per share, an August 2012 Note holder, at its option, may convert any or all of its August 2012 Note plus any accrued and unpaid interest into shares of Biovest common stock at a conversion rate equal to the $1.66 per share; and

•

if, at any time prior to August 17, 2012, the Ten Day VWAP is at least $1.88 per share for thirty consecutive trading days, Biovest, at its option, may require the conversion of the then aggregate outstanding balance of the August 2012 Note plus any accrued and unpaid interest at a conversion rate equal to $1.66 per share.

At each quarterly conversion date, from February 17, 2011 and through February 17, 2012 with the Ten Day VWAP at less than $1.00 per share, the holders of the August 2012 Notes elected to convert one-eighth of their August 2012 Notes plus accrued interest into shares of Biovest common stock at a conversion rate equal to $1.00 per share, resulting in the aggregate issuance of 1,486,435 shares of Biovest’s common stock. The aggregate principal balance of the August 2012 Notes, at March 31, 2012, was approximately $0.5 million.

Biovest Exit Financing:

On October 19, 2010, Biovest completed a financing as part of the Biovest Plan. Biovest issued secured convertible notes in the original aggregate principal amount of $7.0 million (the “Initial Notes”) and warrants to purchase shares of Biovest common stock (the “Exit Financing”). Biovest issued two separate types of warrants to the holders of the Exchange Notes, Series A Warrants (the “Initial Series A Warrants”) and Series B Warrants (the “Initial Series B Warrants”).

On November 17, 2010 and pursuant to the Biovest Plan: (a) the Initial Notes were exchanged for new unsecured convertible notes (the “Exchange Notes”) in the original aggregate principal amount of $7.04 million, (b) the Initial Series A Warrants were exchanged for new warrants to purchase a like number of shares of Biovest common stock (the “Series A Exchange Warrants”), and (c) the Initial Series B Warrants were exchanged for new warrants to purchase a like number of shares of Biovest common stock (the “Series B Exchange Warrants”). The following are the material terms and conditions of the Exchange Notes:

•	the maturity date is November 17, 2012, and all principal and accrued but unpaid interest is due on such date;

•

interest accrues monthly and is payable on the outstanding principal amount of the Exchange Notes at a fixed rate of 7% per annum (with a 15% per annum default rate), and is payable monthly in arrears;

•	Biovest may elect to pay monthly interest in either cash or subject to certain specified conditions, in shares of Biovest common stock;

•

Biovest may from time to time, subject to certain conditions, redeem all or any portion of the outstanding principal amount of the Exchange Notes for an amount, in cash, equal to 110% of the sum of the principal amount being redeemed and certain make-whole interest payments;

•

the holders of the Exchange Notes may convert all or a portion of the outstanding balance of the Exchange Notes into shares of Biovest common stock at a conversion rate of $0.91 per share, subject to anti-dilution adjustments in certain circumstances; and

•

in the event that the average of the daily volume weighted average price of Biovest common stock is at least 150% of the then-effective conversion price for any ten consecutive trading days, Biovest, at its option, may upon written notice to the holders, convert the principal outstanding balance of the Exchange Notes into shares of Biovest common stock at the conversion price then in effect under the Exchange Notes.

The following are the material terms and conditions of the Series A Exchange Warrants:

•	the holders of the Series A Exchange Warrants have a right to purchase an aggregate of 8,733,096 shares of Biovest common stock;

•	have an exercise price of $1.20 per share and expire on November 17, 2017; and

•

if Biovest issues or sells any options or convertible securities after the issuance of the Series A Exchange Warrants that are convertible into or exchangeable or exercisable for shares of common stock at a price which varies or may vary with the market price of the shares of Biovest common stock, including by way of one or more reset(s) to a fixed price, the Series A Exchange Warrant holders have the right to substitute any of the applicable variable price formulations for the exercise price upon exercise of the warrants held.

On December 22, 2010, the Series B Exchange Warrants were exercised on a cashless basis and an aggregate of 1,075,622 shares of Biovest common stock were issued to the Series B Exchange Warrant holders.

As of March 31, 2012, a total of $5.8 million in principal on the Exchange Notes had been converted to Biovest common stock, resulting in the issuance to the Exchange Note holders of 6.9 million shares of Biovest common stock. The aggregate principal balance of the Exchange Notes, at March 31, 2012, was approximately $1.3 million.

The Exchange Notes and Series A Exchange Warrants contain conversion and adjustment features required to be classified as derivative instruments and recorded at fair value. As a result, the Exchange Notes have been recorded at a discount which will be amortized to interest expense over two years.

Future maturities of convertible debt are as follows:

in thousands
12 Months ending March 31,

2013	$21,065
2014	6,860

Total maturities	27,925
Less unamortized discount:	(1,020)

$26,905

10. Convertible long-term debt:

Convertible promissory notes consist of the following:

in thousands
	September 30, 2011	September 30, 2010
Accentia Class 3 Plan Notes	$2,241	$—
Accentia Class 5 Plan Debentures	1,255	—
Accentia Class 6 Plan Debentures	6,860	—
Accentia Class 9 Plan Debentures	15,889	—
Accentia Class 13 Plan Notes	3,855	—
Biovest Class 8 Option C Promissory Note	1,049	—
Biovest Exit Financing	118	—

	31,267	—
Less current maturities	(16,553)	—

	$14,714	$—

Accentia Class 3 Plan Note:

On November 17, 2010, the effective date of the Plan (the “Effective Date”), the Company issued, a new promissory note in an original principal amount of $4,483,284 (the “Class 3 Plan Note”) to Dennis Ryll, the holder by assignment of the Company’s previously-issued secured note to Southwest Bank of St. Louis f/k/a Missouri State Bank (“Southwest Bank”), as payment of the Company’s obligation to Southwest Bank prior to the Effective Date. The Company is not obligated to pay the Class 3 Plan Note in cash, and instead may pay through quarterly conversions into shares of the Company’s common stock or, subject to certain conditions, by exchanging the quarterly conversion amounts into shares of Biovest common stock owned by the Company. The following are the material terms and conditions of the Class 3 Plan Note:

•	the Class 3 Plan Note matures on August 17, 2012;

•	interest accrues and is payable on the outstanding principal balance of the Class 3 Plan Note from time to time (the “Class 3 Interest”) at a fixed rate of six percent (6%) per annum;

•

on the Effective Date and on each of the following seven (7) quarterly anniversaries of the Effective Date (each, a “Class 3 Automatic Conversion Date”), provided that the average of the trading price of the Company’s common stock (as determined in accordance with the Class 3 Plan Note and the Plan) for the ten (10) consecutive trading days ending on the trading day that is immediately preceding the then applicable Class 3 Automatic Conversion Date (the “Class 3 Automatic Conversion Price”) is at least $1.00 per share, one-eighth (1/8th) of the original principal balance of the Class 3 Plan Note plus the Class 3 Interest as of the Class 3 Automatic Conversion Date (the “Class 3 Automatic Conversion Amount”) will be automatically converted into shares of the Company’s common stock at a conversion rate equal to the Class 3 Automatic Conversion Price per share of the Company’s common stock;

•

the Class 3 Plan Note is secured by a lien on 15 million shares of Biovest common stock owned by the Company (the “Class 3 Pledged Shares”), subject to the incremental release of a designated portion of such security upon each quarterly payment under the Class 3 Plan Note. As of September 30, 2011, there remains approximately 7.5 million Class 3 Pledged Shares;

•

if, on any Class 3 Automatic Conversion Date, the Class 3 Automatic Conversion Price is less than $1.00 per share, Mr. Ryll may, at his election, may convert the Class 3 Automatic Conversion Amount into shares of the Company’s common stock at a conversion rate equal to $1.00 per share of the Company’s common stock; and

•

if, on any Class 3 Automatic Conversion Date, the Class 3 Automatic Conversion Price is less than $1.00 per share, and Mr. Ryll does not elect to convert the Class 3 Automatic Conversion Amount into shares of the Company’s common stock at a conversion rate equal to $1.00 per share of the Company’s common stock, then Company, at its election and upon written notice to Mr. Ryll, may either deliver the Class 3 Automatic Conversion Amount by one of the following four methods of payment or combination thereof:

(i)	the number of shares of the Company’s common stock determined by dividing the Class 3 Automatic Conversion Amount by $1.00 plus after the payment, the difference between (a) the Class 3 Automatic Conversion Amount and (b) the product of the Class 3 Automatic Conversion Price on the Class 3 Automatic Conversion Date and the number of shares of the Company’s common stock issued (as determined above); or

(ii)	the number of shares of our common stock determined by dividing the Class 3 Automatic Conversion Amount by $1.00 plus in order to pay the shortfall in the Class 3 Automatic Conversion Amount after the payment (as determined above), that number of the Class 3 Pledged Shares that has a value equal to the remaining unpaid portion of the Class 3 Automatic Conversion Amount (as determined above), using a conversion rate equal to the average of the trading price of shares of Biovest common stock for the ten (10) consecutive trading days prior to the Class 3 Automatic Conversion Date (the “Biovest VWAP Price”); or

(iii)	the number of shares of our common stock determined by dividing the Class 3 Automatic Conversion Amount by $1.00 plus cash in an amount equal to the shortfall in the Class 3 Automatic Conversion Amount after the payment (as determined above); or

(iv)	the number of the Class 3 Pledged Shares that has a value equal to the Class 3 Automatic Conversion Amount, using a conversion rate equal to the Biovest VWAP Price., i.e., dividing the Automatic Conversion Amount by the Biovest VWAP Price.

As of September 30, 2011, approximately $2.2 million in Class 3 Plan Debentures principal and approximately $0.2 million in accrued interest had been converted into a combination of the Conversion Shares and Class 3 Pledged Shares at a conversion price equal to $0.39 to $1.36 per share, resulting in the delivery 3,102,088 shares of the Company’s common stock and 869,686 shares of Biovest common stock owned by the Company. The principal balance at September 30, 2011 was approximately $2.2 million.

Accentia Class 5 Plan Debentures and Warrants:

On the Effective Date, the Company issued, in satisfaction of the secured debentures dated September 29, 2006, outstanding prior to the Effective Date, new debentures (the “Class 5 Plan Debentures”) in the original aggregate principal amount of $3,109,880. The Company is not obligated to pay the Class 5 Plan Debentures in cash, and instead may pay through the conversion by the holders into shares of the Company’s common stock or, subject to certain conditions, by exchanging the Class 5 Plan Debentures for shares of Biovest common stock owned by the Company during the term of the Class 5 Plan Debentures which mature on May 17, 2012.

The following are the material terms and conditions of the Class 5 Plan Debentures:

•

the Class 5 Plan Debentures mature on May 17, 2012 (provided, however, in the event that the average of the trading price of shares of Biovest common stock (as determined in accordance with the Class 5 Plan Debentures and the Plan) for the ten (10) consecutive trading days ending on the trading day that is immediately preceding such maturity date is below $0.75, then the maturity date will automatically be extended for an additional twelve (12) months [May 17, 2013]), and the outstanding principal together with all accrued but unpaid interest is due on such maturity date;

•	interest accrues and is payable on the outstanding principal amount under the Class 5 Plan Debentures at a fixed rate of eight and one-half percent (8.50%) per annum;

•	each of the Class 5 Plan Debentures is secured by a lien on certain shares of Biovest common stock owned by the Company;

•

at the option of a holder of Class 5 Plan Debentures, all or any portion of the then outstanding balance of such holder’s Class 5 Plan Debentures may be converted into shares of the Company’s common stock or exchanged for shares of Biovest common stock at the applicable conversion or exchange rate set forth in such holder’s Class 5 Plan Debenture;

•

commencing on August 15, 2011, if the trading price of the Company’s common stock (determined in accordance with the Class 5 Plan Debentures and the Plan) is at least 150% of the fixed conversion price for a holder of Class 5 Plan Debentures for any ten (10) consecutive trading days (in the case of a conversion into the Company’s common stock), or the trading price of shares of Biovest common stock (determined in accordance with the Class 5 Plan Debentures and the Plan) is at least $1.25 for any ten (10) consecutive trading days (in the case of an exchange for shares of Biovest common stock), the Company, at its option, may (a) convert the then outstanding balance of all of the Class 5 Plan Debentures into shares of the Company’s common stock at a conversion rate equal to the fixed conversion price for each holder of Class 5 Plan Debentures, or (b) exchange the then outstanding balance of all of the Class 5 Plan Debentures into shares of Biovest common stock owned by the Company at a rate equal to $0.75 per share of Biovest common stock (with certain exceptions set forth in the Class 5 Plan Debentures and the Plan); and

•

if a holder of Class 5 Plan Debentures elects to receive shares of Biovest common stock during the period of November 17, 2010 through February 17, 2011, then such holder would have been subject to certain restrictions set forth in the Class 5 Plan Debentures and the Plan regarding the shares of Biovest common stock.

On the Effective Date, the Company also executed and delivered warrants (the “Class 5 Plan Warrants”) to purchase up to 2,508,960 shares of the Company’s common stock or up to 14.4 million shares of Biovest common stock owned by the Company. The Class 5 Plan Warrants: (a) have an exercise price of $1.50 per share with a expiration date of November 17, 2013; (b) can only be exercised for cash (no cashless exercise); and (c) are subject to certain call provisions set forth in the Class 5 Plan Warrants and the Plan.

As of September 30, 2011, approximately $1.1 million in Class 5 Plan Debentures principal and $25,653 in accrued interest had been converted into Biovest common stock at a conversion price equal to $0.75 per share, resulting in the delivery of 1,488,683 shares of Biovest common stock owned by the Company to certain Class 5 Plan Debenture holders. Additionally, approximately $3.3 million converted on the Effective Date into approximately 1.3 million shares of the Company’s common stock at a conversion price of $2.67 per share. The principal balance at September 30, 2011 was approximately $2.0 million, net of a discount of approximately $.08 million.

Accentia Class 6 Plan Debentures and Warrants:

On the Effective Date, the Company issued, in satisfaction of the secured debentures dated June 17, 2008, outstanding prior to the Effective Date, new debentures (the “Class 6 Plan Debentures”) in the original aggregate principal amount of $9,730,459. The Class 6 Plan Debentures mature on November 17, 2013, and the outstanding principal together with all accrued but unpaid interest is due in cash on such date.

The following are the material terms and conditions of the Class 6 Plan Debentures:

•

interest accrues and is payable on the outstanding principal under the Class 6 Plan Debentures at a fixed rate of eight and one-half percent (8.50%) per annum and each of the Class 6 Plan Debentures is secured by a lien on certain assets of the Company;

•

at the option of a holder of Class 6 Plan Debentures, such holder may elect to convert all of the then outstanding balance of its Class 6 Plan Debentures into shares of the Company’s common stock at a conversion rate equal to $1.10 per share of the Company’s common stock; and

•

commencing on May 15, 2011, if the trading price of the Company’s common stock (as determined in accordance with the Class 6 Plan Debentures and the Plan) is at least 150% of $1.10 per share for any ten (10) consecutive trading days, the Company, at its option, may convert the then outstanding balance of all of the Class 6 Plan Debentures into shares of the Company’s common stock at a conversion rate equal to $1.10 per share of the Company’s common stock.

On the Effective Date, the Company also executed and delivered warrants (the “Class 6 Plan Warrants”) to purchase up to 2,979,496 shares of the Company’s common stock. The Class 6 Plan Warrants (a) have an exercise price of $1.50 per share with a expiration date of November 17, 2013, (b) can only be exercised for cash (no cashless exercise), and (c) are subject to certain call provisions set forth in the Class 6 Plan Warrants and the Plan.

As of September 30, 2011, approximately $2.9 million in Class 6 Plan Debentures had been converted into the Company’s common stock at a conversion price equal to $1.10 per share, resulting in the issuance of approximately 2.6 million shares of the Company’s common stock. The principal balance at September 30, 2011 was approximately $6.9 million.

Accentia Class 9 Plan Debentures and Warrants:

On the Effective Date, the Company issued, in satisfaction of the debentures dated February 28, 2007, outstanding prior to the Effective Date, new debentures (the “Class 9 Plan Debentures”) in the original aggregate principal amount of $19,109,554. The Company is not obligated to pay the Class 9 Plan Debentures in cash, and instead may pay through the conversion by the holders into shares of the Company’s common stock. The Class 9 Plan Debentures mature on November 17, 2012 (the “Class 9 Plan Debenture Maturity Date”) and no interest will accrue on the outstanding principal balance of the Class 9 Plan Debentures.

The following are the material terms and conditions of the Class 9 Plan Debentures:

•

on the Effective Date and on each of the following seven quarterly anniversaries of the Effective Date (each, a “Class 9 Automatic Conversion Date”) provided that the average of the trading price of the Company’s common stock (as determined in accordance with the Class 9 Plan Debentures and the Plan) for the ten (10) consecutive trading days ending on the trading day that is immediately preceding the then applicable Class 9 Automatic Conversion Date (the “Class 9 Automatic Conversion Price”) is at least $1.00 per share, one-eighth (1/8th) of the original principal balance of the Class 9 Plan Debentures (the “Class 9 Automatic Conversion Amount”) will be automatically converted into shares of the Company’s common stock at a conversion rate equal to the lesser of $1.25 per share or the Class 9 Automatic Conversion Price per share;

•

if, on any Class 9 Automatic Conversion Date, the Class 9 Automatic Conversion Price is less than $1.00 per share and therefore the automatic conversion described above does not occur, a holder of Class 9 Plan Debentures may elect to convert the Class 9 Automatic Conversion Amount into shares of the Company’s common stock at a conversion rate equal to $1.00 per share;

•

any principal amount outstanding under the Class 9 Plan Debentures at the Class 9 Plan Debenture Maturity Date will be due and payable in full, at the election of the Company, in either cash or shares of the Company’s common stock at a conversion rate equal to the average trading price of the Company’s common stock (as determined in accordance with the Class 9 Plan Debentures and the Plan) for the ten (10) consecutive trading days ending on the trading day that is immediately preceding the Class 9 Plan Debenture Maturity Date (provided that the average trading price for such period is at least $.50 per share);

•

if, at any time during the term of the Class 9 Plan Debentures, the trading price of the Company’s common stock (as determined in accordance with the Class 9 Plan Debentures and the Plan) is at least $1.50 per share for ten (10) consecutive trading days, a holder of the Class 9 Debentures, at its option, may convert any or all of the then outstanding principal balance of its Class 9 Plan Debenture into shares of the Company’s common stock at a conversion rate equal to the Class 9 Automatic Conversion Price used for the initial conversion on the Effective Date but not to exceed $1.25 per share; and

•

if, at any time during the term of the Class 9 Plan Debentures, the trading price of the Company’s common stock (as determined in accordance with the Class 9 Plan Debentures and the Plan) is at least $1.88 per share for thirty (30) consecutive trading days, the Company, at its option, may require the conversion of up to $5.0 million of the then aggregate outstanding principal balance of the Class 9 Plan Debentures at a conversion rate equal to the Class 9 Automatic Conversion Price used for the initial conversion on the Effective Date but not to exceed $1.25 per share.

On the Effective Date, the Company also executed and delivered warrants (the “Class 9 Plan Warrants”) to purchase up to 3,154,612 shares of the Company’s common stock. The Class 9 Plan Warrants (a) have an exercise price of $1.50 per share with a expiration date of November 17, 2013, (b) can only be exercised for cash (no cashless exercise), and (c) are subject to certain call provisions set forth in the Class 9 Plan Warrants and the Plan.

As of September 30, 2011, a total of approximately $3.2 million of the original principal amount of the Class 9 Plan Debentures had been converted into the Company’s common stock at an average conversion price of $1.17 per share, resulting in the issuance of approximately 2.7 million shares of the Company’s common stock. The principal balance at September 30, 2011 was approximately $15.9 million.

Accentia Class 13 Plan Note and Warrants:

On the Effective Date, the Company issued, in satisfaction of the convertible preferred stock outstanding prior to the Effective Date of the Plan, new promissory notes (the “Class 13 Plan Notes”) in the original aggregate principal amount of $4,903,644. The Class 13 Plan Notes mature on November 17, 2012 (the “Class 13 Plan Notes Maturity Date”), and no interest will accrue on the outstanding principal balance of the Class 13 Plan Notes. The Company has no obligation to pay the Class 13 Plan Notes in cash at maturity, and instead may pay through the conversions by the holders into shares of the Company’s common stock.

The following are the material terms and conditions of the Class 13 Plan Notes:

•

on the Effective Date and on each of the following seven quarterly anniversaries of the Effective Date (each, a “Class 13 Automatic Conversion Date”), provided that the average of the trading price of the Company’s common stock (as determined in accordance with the Class 13 Plan Notes and the Plan) for the ten (10) consecutive trading days ending on the trading day that is immediately preceding the then applicable Class 13 Automatic Conversion Date (the “Class 13 Automatic Conversion Price”) is at least $1.00 per share, one-eighth (1/8th) of the original balance of the Class 13 Plan Notes (the “Class 13 Automatic Conversion Amount”) will be automatically converted into shares of the Company’s common stock at a conversion rate equal to the Class 13 Automatic Conversion Price per share;

•

if, on any Class 13 Automatic Conversion Date, the Class 13 Automatic Conversion Price is less than $1.00 per share and therefore the automatic conversion described above does not occur, a holder of Class 13 Plan Notes may elect to convert the Class 13 Automatic Conversion Amount into shares of the Company’s common stock at a conversion rate equal to $1.00 per share;

•

any principal amount outstanding under the Class 13 Plan Notes at the Class 13 Plan Note Maturity Date will be due and payable in full, at the election of the Company, in either cash or shares of the Company’s common stock at a conversion rate equal to the greater of the average of the trading price of the Company’s common stock (as determined in accordance with the Class 13 Plan Notes and the Plan) for the ten (10) consecutive trading days ending on the trading day that is immediately preceding the Class 13 Plan Notes Maturity Date or $1.00;

•

if, at any time during the term of the Class 13 Plan Notes, the trading price of the Company’s common stock (as determined in accordance with the Class 13 Plan Notes and the Plan) is at least 125% of $1.25 per share for ten (10) consecutive trading days, a holder of Class 13 Plan Notes, at its option, may convert any or all of the then outstanding principal balance of its Class 13 Plan Notes into shares of the Company’s common stock at a conversion rate equal to the Class 13 Automatic Conversion Price used for the initial conversion on the Effective Date; and

•

if, at any time during the term of the Class 13 Plan Notes, the trading price of the Company’s common stock (as determined in accordance with the Class 13 Plan Notes and the Plan) is at least 150% of $1.25 per share for thirty (30) consecutive trading days, the Company, at its option, may require the conversion of all or any portion of the then aggregate outstanding principal balance of the Class 13 Plan Notes at a conversion rate equal to the Class 13 Automatic Conversion Price used for the initial conversion on the Effective Date.

On the Effective Date, the Company also executed and delivered warrants (the “Class 13 Plan Warrants”) to purchase up to 1,072,840 shares of the Company’s common stock. The Class 13 Plan Warrants (a) have an exercise price of $1.50 per share with a expiration date of November 17, 2013, (b) can only be exercised for cash (no cashless exercise), and (c) are subject to certain call provisions set forth in the Class 13 Plan Warrants and the Plan.

As of September 30, 2011, a total of approximately $3.7 million of the outstanding principal amount of the Class 13 Plan Notes had been converted into the Company’s common stock at an average conversion price of $1.96 per share, resulting in the issuance of approximately 1.9 million shares of the Company’s common stock. The principal balance at September 30, 2011 was approximately $3.9 million.

Biovest Class 8 Option C Notes:

On November 17, 2010, the effective date (the “Biovest Effective Date”) of Biovest’s First Amended Plan of Reorganization (the “Biovest Plan”) Biovest became obligated to certain of its unsecured creditors in the aggregate principal amount of approximately $2.0 million. Each such unsecured creditor received an amount equal to 100% of such unsecured creditor’s allowed Class 8 unsecured claim (including post-petition interest under the Biovest Plan at the rate of three percent (3%) per annum) in a combination of debt and equity resulting in the issuance of a total of $1.8 million in new notes (the “Option C Notes”), as well as, 0.2 million shares of Biovest common stock, using a conversion rate equal to $1.66 per share. The Option C Notes bear interest at seven percent (7%) and are convertible into shares of Biovest common stock in seven quarterly installments beginning on February 17, 2011 as follows:

•

provided that the average of the volume weighted average prices for shares of Biovest common stock for the ten (10) consecutive trading days immediately preceding each quarterly conversion date (“Ten Day VWAP”) is at least $1.00 per share, one-eighth (1/8 th) of the Option C Notes plus accrued interest will be automatically converted into shares of Biovest common stock at a conversion rate equal to the Ten Day VWAP;

•

should the Ten Day VWAP be less than $1.00 per share, the Option C Notes will not automatically convert into shares of Biovest common stock, but will instead become payable at maturity (August 17, 2012), unless an Option C Notes holder elects to convert one-eighth (1/8th) of its Option C Notes plus accrued interest into shares of Biovest common stock at a conversion rate equal to $1.00 per share;

•

any portion of the Option C Notes and any Option C interest that are outstanding at maturity (August 17, 2012) will be due and payable in full, at Biovest’s election, in either cash or in shares of Biovest common stock at a conversion rate equal to the Ten Day VWAP;

•

if, at any time prior to August 17, 2012, the Ten Day VWAP is at least $1.50 per share, an Option C Notes holder, at its option, may convert any or all of its Option C Notes, plus the then accrued and unpaid interest into shares of Biovest common stock at a conversion rate equal to the Ten Day VWAP used for the initial conversion on the Biovest Effective Date ($1.66 per share); and

•

if, at any time prior to August 17, 2012, the volume weighted average price for Biovest common stock is at least $1.88 per share for thirty (30) consecutive trading days, Biovest, at its option, may require the conversion of the then aggregate outstanding balance of the Option C Notes plus the then accrued and unpaid Option C interest at a conversion rate equal to the Ten Day VWAP used for the initial conversion on the Biovest Effective Date ($1.66 per share).

On February 17, 2011, May 17, 2011 and again on August 17, 2011, with Biovest’s Ten Day VWAP at less than $1.00 per share, the Option C Notes holder elected to convert one-eighth of the Option C Notes plus accrued interest into shares of Biovest common stock at a conversion rate equal to $1.00 per share, resulting in the issuance of 901,645 shares of Biovest common stock.

Biovest Exit Financing:

On October 19, 2010, Biovest completed a financing as part of the Biovest Plan (the “Exit Financing”). Pursuant to the Exit Financing, Biovest issued secured convertible notes in the original aggregate principal amount of $7.0 million (the “Initial Notes”) and warrants to purchase shares of Biovest common stock to twelve (12) accredited investors (the “Buyers”). Biovest issued two separate types of warrants to the Buyers, Series A Warrants (the “Initial Series A Warrants”) and Series B Warrants (the “Initial Series B Warrants”).

On the Biovest Effective Date: (a) the Initial Notes were exchanged pursuant to the terms of the Biovest Plan for new unsecured convertible notes (the “Exchange Notes”) in the original aggregate principal amount of $7.04 million, (b) the Initial Series A Warrants were exchanged pursuant to the terms of the Biovest Plan for new warrants to purchase a like number of shares of Biovest common stock (the “Series A Exchange Warrants”), and (c) the Initial Series B Warrants were exchanged pursuant to the terms of the Biovest Plan for new warrants to purchase a like number of shares of Biovest common stock (the “Series B Exchange Warrants”).

The following are the material terms and conditions of the Exchange Notes:

•	the Exchange Notes mature on November 17, 2012, and all principal and accrued but unpaid interest is due on such date;

•

interest accrues and is payable on the outstanding principal amount of the Exchange Notes at a fixed rate of seven percent (7%) per annum (with a fifteen percent (15%) per annum default rate), and is payable monthly in arrears. The first interest payment was paid on December 1, 2010;

•	interest payments are payable at Biovest’s election in either cash or subject to certain specified conditions, in shares of Biovest common stock;

•

Biovest may from time to time, subject to certain conditions, redeem all or any portion of the outstanding principal amount of the Exchange Notes for an amount, in cash, equal to 110% of the sum of the principal amount being redeemed and certain make-whole interest payments;

•

the Buyers may convert all or a portion of the outstanding balance of the Exchange Notes into shares of Biovest common stock at a conversion rate of $0.91 per share, subject to anti-dilution adjustments in certain circumstances; and

•

in the event that the average of the daily volume weighted average price of Biovest common stock is at least 150% of the then-effective conversion price for any ten (10) consecutive trading days, Biovest, at its option, may upon written notice to the holders of the Exchange Notes, convert the then outstanding balance of the Exchange Notes into shares of Biovest common stock at the conversion price then in effect under the Exchange Notes.

The following are the material terms and conditions of the Series A Exchange Warrants:

•	the Series A Exchange Warrants give the Buyers the right to purchase an aggregate of 8,733,096 shares of Biovest common stock;

•	the Series A Exchange Warrants have an exercise price of $1.20 per share and expire on November 17, 2017; and

•

if Biovest issues or sells any options or convertible securities after the issuance of the Series A Exchange Warrants that are convertible into or exchangeable or exercisable for shares of common stock at a price which varies or may vary with the market price of the shares of Biovest common stock, including by way of one or more reset(s) to a fixed price, the Buyers have the right to substitute any of the applicable variable price formulations for the exercise price upon exercise of the warrants held.

On December 22, 2010, the Series B Exchange Warrants were exercised by a cashless exercise and an aggregate of 1,075,622 shares of Biovest common stock were issued to the Buyers.

As of September 30, 2011, a total of $5.8 million in principal on the Exchange Notes had been converted to common stock, resulting in the issuance to the Buyers of 6.9 million shares of the Biovest common stock. The remaining principal balance outstanding on the Exchange Notes is $1.3 million as of September 30, 2011.

The Exchange Notes and Exchange A and Exchange B Warrants contain conversion and adjustment features required to be classified as derivative instruments and recorded at fair value. As a result, the Exchange Notes have been recorded at a discount which will be amortized to interest expense over two (2) years.

Future maturities of convertible debt are as follows:

in thousands

12 Months ending September 30,
2012	$17,323
2013	15,862

Total maturities	33,185
Less unamortized discount:	(1,918)

$31,267

Other long-term debt	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Other long-term debt [Abstract]
Other long-term debt

9. Other long-term debt:

Other long-term debt consists of the following:

in thousands
	March 31, 2012	September 30, 2011
Laurus/Valens Term Notes	$5,006	$8,669
McKesson Note	4,343	4,343
March 2014 Distributions	1,692	2,188
Biovest Laurus/Valens Term A and Term B Notes	27,627	27,626
Biovest March 2014 Obligations	2,833	2,769
Biovest Minnesota MIF Loan	241	247
Biovest Coon Rapids EDA Loan	100	102

	41,842	45,944
Less current maturities	(23,481)	(3,680)

	$18,361	$42,264

Laurus/Valens Term Notes:

On November 17, 2010, the Company issued security agreements and term notes to Laurus Master Fund, Ltd. (in liquidation), PSource Structured Debt Limited, Valens Offshore SPV I, Ltd., Valens Offshore SPV II, Corp., Valens U.S. SPV I, LLC, and LV Administrative Services, Inc. (collectively, “Laurus/Valens”), in the original aggregate principal amount of $8.8 million (the “Laurus/Valens Term Notes”) in compromise and satisfaction of allowed secured claims prior to November 17, 2010. The following are the material terms and conditions of the Laurus/Valens Term Notes (as amended on December 15, 2011):

•	mature on May 17, 2013 and November 17, 2013, respectively, and may be prepaid at any time without penalty;

•	interest accrues at the rate of 8.5% per annum (with a 12.5% per annum default rate), and is payable at the time of any principal payment or prepayment of principal; and

•

secured by (a) a first lien on all of the assets of the Company, junior only to certain permitted liens granted under the Biovest Plan and (b) a pledge by the Company to Laurus/Valens of 20,115,818 shares of Biovest common stock owned by the Company.

The aggregate principal balance of the Laurus/Valens Term Notes, at March 31, 2012, was approximately $5.0 million.

McKesson Note:

On November 17 2010, the Company issued, a promissory note in the original principal amount of $4,342,771 (the “McKesson Note”) to McKesson Corporation (“McKesson”) in satisfaction of McKesson’s approved secured claims prior to November 17, 2010. The following are the material terms and conditions of the McKesson Note:

•	payable in cash in one installment on March 17, 2014 (unless earlier accelerated, as described below) and the outstanding principal together with all accrued but unpaid interest is due on such date;

•	interest accrues at a fixed rate of 5% per annum (with a 10% per annum default rate);

•	the Company may prepay all or any portion of the McKesson Note, without penalty, at any time; and

•	secured by a lien on 6,102,408 shares of Biovest common stock owned by the Company.

The principal balance of the McKesson Note, at March 31, 2012, was approximately $4.3 million.

March 2014 Distributions:

On November 17, 2010, the Company became obligated to pay distributions in cash, approximately $2.4 million to certain of the Company’s unsecured creditors under the Plan. The distributions mature on March 17, 2014, and the outstanding principal together with all accrued but unpaid interest is due on such date. Interest accrues and is payable on the outstanding principal amount at a fixed rate of 5% per annum. The aggregate principal balance of the distributions, at March 31, 2012, was approximately $1.7 million.

Biovest Laurus/Valens Term A and Term B Notes:

On November 17, 2010, Biovest issued two types of notes – one type in the aggregate principal amount of $24.9 million (the “Term A Notes”) and one type in the aggregate principal amount of $4.2 million (the “Term B Notes”) to Laurus/Valens in compromise and satisfaction of secured claims prior to November 17, 2010. The following are the material terms and conditions of the Term A Notes:

•	due in one installment of principal and interest due at maturity on November 17, 2012;

•	interest accrues at the rate of 8% per annum (with a 12% per annum default rate), and is payable at the time of any principal payment or prepayment of principal;

•	Biovest may prepay the Term A Notes, without penalty, at any time; and

•	Biovest is required to make mandatory prepayments under the Term A Notes as follows:

•

a prepayment equal to 30% of the net proceeds (i.e., the gross proceeds received less any investment banking or similar fees and commissions and legal costs and expenses incurred by Biovest) of certain capital raising transactions (with certain exclusions), but only up to the then outstanding principal and accrued interest under the Term A Notes;

•	from any intercompany funding by the Company to Biovest (with certain exceptions and conditions); and

•

a prepayment equal to 50% of the positive net cash flow of Biovest for each fiscal quarter after the November 17, 2010, less the amount of certain capital expenditures on certain biopharmaceutical products of Biovest made during such fiscal quarter or during any prior fiscal quarter ending after December 31, 2010.

On November 18, 2010, Biovest prepaid the Term A Notes in an amount equal to $1.4 million from the proceeds received in the Exit Financing.

The following are the material terms and conditions of the Term B Notes:

•	due in one installment of principal and interest due at maturity on November 17, 2013;

•	interest accrues at the rate of 8% per annum (with a 12% per annum default rate), and is payable at the time of any principal payment or prepayment of principal;

•	Biovest may prepay the Term B Notes, without penalty, at any time; and

•

provided that the Term A Notes have been paid in full, Biovest is required to make mandatory prepayments under the Term B Notes from any intercompany funding by the Company to Biovest (with certain exceptions and conditions), but only up to the amount of the outstanding principal and accrued interest under the Term B Notes.

The Term A Notes and the Term B Notes are secured by a lien on all of the assets of Biovest, junior only to the lien granted to Corps Real and to certain permitted liens by Biovest. The Term A Notes and the Term B Notes are guaranteed by the Company (the “Accentia Guaranty”), up to a maximum amount of $4,991,360. The Accentia Guaranty is secured by a pledge by the Company of 20,115,818 shares of Biovest common stock owned by the Company (see Note 15 - Subsequent event).

Biovest March 2014 Obligations:

On November 17, 2010, Biovest became obligated to pay certain of its unsecured creditors, in the aggregate principal amount of approximately $2.7 million in cash together with interest at 5% per annum to be paid in one installment on March 27, 2014 (the “March 2014 Obligations”). The aggregate principal balance of the March 2014 Obligations, increased by approximately $0.12 million due to allowing a previously unfiled unsecured claim and the amendment of the amount owed on an unsecured claim. The March 2014 Obligations differed from the previously recorded liability, Biovest recorded a $0.07 million gain on reorganization for the six months ended March 31, 2012.

Biovest Coon Rapids Economic Development Authority Loans (Minnesota MIF Loan and Coon Rapids EDA Loan):

On May 6, 2011, Biovest closed two financing transactions with the Economic Development Authority for the City of Coon Rapids, Minnesota and the Minnesota Investment Fund, which provide capital to help add workers and retain high-quality jobs in the State of Minnesota. Biovest issued two secured promissory notes in the aggregate amount of $0.353 million, which amortize over 240 months, with a balloon payment of $0.199 million due on May 1, 2021 (the “Notes”). The Notes bear interest as follows, yielding an effective interest rate of 4.1%:

•	Months 1-60 at 2.5% interest

•	Months 61-80 at 5.0% interest

•	Months 81-100 at 7.0% interest

•	Months 101-120 at 9.0% interest

Biovest may prepay the Notes at any time prior to maturity without penalty. Proceeds from the transaction in the amount of $0.353 million were used to fund capital improvements made to Biovest’s existing manufacturing facility in Minneapolis (Coon Rapids), Minnesota.

Future maturities of other long-term debt are as follows:

in thousands
12 months ending March 31,
2013	$23,481
2014	15,216
2015	2,848
2016	15
Thereafter	282

$41,842

11. Other long-term debt:

Other long-term debt consists of the following:

in thousands
	September 30, 2011	September 30, 2010
Accentia Class 2 Laurus/Valens Term Note	$8,669	$—
Accentia Class 4 Promissory Note	4,343	—
Accentia Class 10 Plan Distributions	2,188	—
Biovest Laurus/Valens Term Notes	27,626	—
Biovest Class 8 Plan Distributions	2,769	—
Biovest Minnesota MIF Loan	247	—
Biovest Coon Rapids EDA Loan	102	—

	45,944	—
Less current maturities	(3,680)	—

	$42,264	$—

Accentia Class 2 Laurus/Valens Term Note:

On the Effective Date, the Company issued security agreements and term notes to Laurus Master Fund, Ltd. (in liquidation) (“Laurus”), PSource Structured Debt Limited (“PSource”), Valens Offshore SPV I, Ltd. (“Valens I”), Valens Offshore SPV II, Corp. (“Valens II”), Valens U.S. SPV I, LLC (“Valens U.S.”), and LV Administrative Services, Inc. (“Laurus/Valens”), in the original aggregate principal amount of $8.8 million (the “Laurus/Valens Term Notes”) in satisfaction of allowed claims prior to the Effective Date. The following are the material terms and conditions of the Laurus/Valens Term Notes:

•	the Laurus/Valens Term Notes mature on November 17, 2012 and may be prepaid at any time without penalty;

•

interest accrues on the Laurus/Valens Term Notes at the rate of eight and one-half percent (8.5%) per annum (with a twelve and one-half percent (12.5%) per annum default rate), and is payable at the time of any principal payment or prepayment of principal;

•	the Company is required to make mandatory prepayments under the Laurus/Valens Term Notes as follows:

•

on May 17, 2012, a payment of principal, in cash, in the amount of $4.4 million, less the amount of any prior optional prepayments of principal by the Company and the amount of any other mandatory prepayments of principal under the Laurus/Valens Term Notes;

•

a prepayment equal to thirty percent (30%) of the net proceeds (i.e., the gross proceeds received less any investment banking or similar fees and commissions and legal costs and expenses incurred by the Company) of certain capital raising transactions (with certain exclusions); and

•	all of the assets of Analytica, which secure a guaranty of Analytica as to the entire indebtedness under the Laurus/Valens Term Notes.

and

•

with the prior written consent of Laurus/Valens, the Company may convert all or any portion of the outstanding principal and accrued interest under the Laurus/Valens Term Notes into a number of shares of the Company’s common stock equal to (a) the aggregate portion of the principal and accrued but unpaid interest outstanding under the Laurus/Valens Term Note being converted, divided by (b) ninety percent (90%) of the average closing price publicly reported for the Company’s common stock for the ten (10) trading days immediately preceding the date of the notice of conversion.

On August 1, 2011, upon receipt of the second $1 million traunche of the Corps Real Convertible Note (as defined below), the Company paid Laurus/Valens, under the prepayment terms of the Laurus/Valens Term Note as noted above, the amount of $138,853 consisting of $131,012 in principal and $7,841 in accured interest. The principal balance at September 30, 2011 was approximately $8.7 million.

On December 15, 2011, in connection with the Company’s sale of the assets and business of Analytica (“Analytica Asset Purchase Agreement”), the Company entered into an agreement with LV, as agent for and on behalf of Laurus/Valens (the “Laurus/Valens Amendment Agreement”), whereby Laurus/Valens, conditioned upon receipt of the Company’s upfront payment in the Analytica Asset Purchase Agreement in an amount of $4 million: (1) consented to the transactions contemplated by the Analytica Asset Purchase Agreement and released all liens and security interests on Analytica’s assets and business to be sold to the purchaser(s); (2) waived any right to any of the earnout as defined and payable pursuant to the Analytica Asset Purchase Agreement; (3) extended the maturity date of the Company’s outstanding Laurus/Valens Term Notes held by Laurus/Valens from May 17, 2012 and November 17, 2012 to May 17, 2013 and November 17, 2013, respectively; and (4) modified the obligation set forth in the Laurus/Valens Term Notes that previously required the Company to pay thirty percent (30%) of any capital raised by the Company to Laurus/Valens as a prepayment on the Laurus/Valens Term Notes. See Note 21 Subsequent Events.

Accentia Class 4 Promissory Note:

On the Effective Date, the Company issued, a new promissory note in the original principal amount of $4,342,771 (the “Class 4 Plan Note”) to McKesson Corporation (“McKesson”) in satisfaction of McKesson’s approved pre-Effective Date secured claims. The Class 4 Plan Note is payable in cash in one installment on March 17, 2014 (unless earlier accelerated), and the outstanding principal together with all accrued but unpaid interest is due on such date. The following are the material terms and conditions of the Class 4 Plan Note:

•	interest accrues and is payable on the outstanding principal amount under the Class 4 Plan Note at a fixed rate of five percent (5%) per annum (with a ten percent (10%) per annum default rate);

•	the Company may prepay all or any portion of the Class 4 Plan Note, without penalty, at any time; and

•	the Class 4 Plan Note is secured by a lien on 6,102,408 shares of Biovest common stock owned by the Company.

Accentia Class 10 Plan Distributions:

On the Effective Date, the Company became obligated required to pay approximately $2.4 million in cash to unsecured creditors holding Class 10 claims under the Plan (the “Class 10 Plan Distributions”). The Class 10 Plan Distributions mature on March 17, 2014, and the outstanding principal together with all accrued but unpaid interest is due on such date. Interest accrues and is payable on the outstanding principal amount under the Class 10 Plan Distributions at a fixed rate of five percent (5%) per annum.

Unsecured creditors holding an aggregate total of $3,287,695 in Class 10 claims elected to convert those Class 10 claims into shares of the Company’s common stock valued at the average market price for the Company’s common stock over the ten (10) trading days preceding the Effective Date.

As of September 30, 2011, the Company had issued approximately 2.4 million shares of the Company’s common stock to these Class 10 unsecured creditors at a conversion price equal to $1.36 per share.

Biovest Laurus/Valens Term Notes:

On the Biovest Effective Date and pursuant to the Biovest Plan, Biovest issued two new types of notes (the “Laurus/Valens Term A Notes” and the “Laurus/Valens Term B Notes”) in the aggregate original principal amount of $29.06 million to Laurus/Valens in compromise and satisfaction of secured claims prior to the Effective Date.

The following are the material terms and conditions of the Laurus/Valens Term A Notes:

•	the original aggregate principal amount of the Laurus/Valens Term A Notes was $24.9 million;

•	the Laurus/Valens Term A Notes are due in one installment of principal and interest due at maturity on November 17, 2012;

•	interest accrues at the rate of eight percent (8%) per annum (with a twelve percent (12%) per annum default rate), and is payable at the time of any principal payment or prepayment of principal;

•	Biovest may prepay the Laurus/Valens Term A Notes, without penalty, at any time; and

•	Biovest is required to make mandatory prepayments under the Laurus/Valens Term A Notes as follows:

•

a prepayment equal to thirty percent (30%) of the net proceeds (i.e., the gross proceeds received less any investment banking or similar fees and commissions and legal costs and expenses incurred by Biovest) of certain capital raising transactions (with certain exclusions), but only up to the then outstanding principal and accrued interest under the Laurus/Valens Term A Notes;

•	from any intercompany funding by the Company to Biovest (with certain exceptions and conditions); and

•

a prepayment equal to fifty percent (50%) of the positive net cash flow of Biovest for each fiscal quarter after the Biovest Effective Date, less the amount of certain capital expenditures on certain biopharmaceutical products of Biovest made during such fiscal quarter or during any prior fiscal quarter ending after November 17, 2010.

On November 18, 2010, Biovest prepaid the Laurus/Valens Term A Notes in an amount equal to $1.4 million from the proceeds received in the Biovest’s Exit Financing.

The following are the material terms and conditions of the Laurus/Valens Term B Notes:

•	The original aggregate principal amount of the Laurus/Valens Term B Notes was $4.16 million;

•	The Laurus/Valens Term B Notes mature on November 17, 2013;

•	interest accrues at the rate of eight percent (8%) per annum (with a twelve percent (12%) per annum default rate), and is payable at the time of any principal payment or prepayment of principal;

•	Biovest may prepay the Laurus/Valens Term B Notes, without penalty, at any time; and

•

provided that the Laurus/Valens Term A Notes have been paid in full, Biovest is required to make mandatory prepayments under the Laurus/Valens Term B Notes from any intercompany funding by the Company to Biovest (with certain exceptions and conditions), but only up to the amount of the outstanding principal and accrued interest under the Laurus/Valens Term B Notes.

With the prior written consent of Laurus/Valens, Biovest may convert all or any portion of the outstanding principal and accrued interest under either the Laurus/Valens Term A Notes or the Laurus/Valens Term B Notes into shares of Biovest common stock. The number of shares of Biovest common stock issuable on such a conversion is equal to (a) an amount equal to the aggregate portion of the principal and accrued and unpaid interest thereon outstanding under the applicable Laurus/Valens Term A Notes or the Laurus/Valens Term B Notes being converted, divided by (b) ninety percent (90%) of the average closing price publicly reported (or reported by Pink Sheets, LLC) for shares of Biovest common stock for the ten (10) trading days immediately preceding the date of the notice of conversion.

The Laurus/Valens Term A Notes and the Laurus/Valens Term B Notes are secured by a lien on all of the assets of Biovest, junior only to the lien granted to Corps Real and to certain permitted liens by Biovest. The Laurus/Valens Term A Notes and the Laurus/Valens Term B Notes are guaranteed by the Company (the “Accentia Guaranty”), up to a maximum amount of $4,991,360. The Accentia Guaranty is secured by a pledge by the Company of 20,115,818 shares of Biovest common stock owned by the Company and by the assets of the Company’s subsidiary, Analytica.

On December 15, 2011, the Company closed on the definitive agreement selling the assets and business of Analytica. In connection with the Analytica Asset Purchase Agreement, the Company entered into an amendment agreement to the Company’s Laurus/Valens Term Notes with LV, as agent for and on behalf of Laurus/Valens, whereby Laurus/Valens, conditioned upon receipt of an upfront payment of the asset sales proceeds amended the terms of the Accentia Guaranty, whereby Laurus/Valens consented to the transactions contemplated by the Analytica Asset Purchase Agreement and released all liens and security interests on Analytica’s assets and business to be sold to the purchaser. See Note 21 Subsequent Events.

The Laurus/Valens Term A and the Laurus/Valens Term B Notes replaced the following obligations due to Laurus/Valens:

•	the $7.799 million note payable to Laurus originated in March 2006;

•	the $0.250 million note payable to Valens II originated in October 2007;

•	the $0.245 million note payable to Valens U.S. originated in October 2007;

•	the $3.6 million note payable to Valens II originated in December 2007;

•	the $4.9 million note payable to Valens U.S. originated in December 2007;

•	the $7.5 million minimum royalty due on sales of AutovaxID ® instrumentation originated in April 2007; and

•	the $4.4 million loan modification fee, originated in July 2008, in consideration for modifying the terms of all the then outstanding debt due to Laurus/Valens.

The fair value of the Laurus/Valens Term A and the Laurus/Valens Term B Notes was recorded against the combined carrying value of the obligations listed above resulting in a $6.7 million gain on reorganization for the year ended September 30, 2011.

Biovest Class 8 Option A Obligations:

On the Biovest Effective Date and under the Biovest Plan, Biovest became obligated to pay to the Biovest unsecured creditors approximately $2.7 million in cash together with interest at five percent (5%) per annum to be paid in one installment on March 27, 2014. These unsecured creditors’ claims include, but are not limited to the Pulaski Bank notes, the Southwest Bank note, and the guarantor indemnities. As of September 30, 2011, this obligation increased by $0.06 million due to an amendment made to Biovest’s listing of unsecured creditors, allowing a previously unfiled claim for professional services rendered with respect to Biovest’s Phase 3 clinical trial for BiovaxID®. The fair value of the Option A Obligations was recorded against the carrying value of each claim holder electing an Option A distribution as of the Effective Date, resulting in a $0.4 million gain on reorganization for the year ended September 30, 2011.

Biovest Coon Rapids Economic Development Authority Loans (Minnesota MIF Loan and Coon Rapids EDA Loan):

On May 6, 2011, Biovest closed two financing transactions with the Economic Development Authority for the City of Coon Rapids, Minnesota and the Minnesota Investment Fund, which provide capital to help add workers and retain high-quality jobs in the State of Minnesota. Biovest issued two secured promissory notes (the “Minnesota Promissory Notes”) in the aggregate amount of $0.353 million, which amortize over 240 months, with a balloon payment of $0.199 million due on May 1, 2021 (the “Minnesota Promissory Notes”). The Minnesota Promissory Notes bear interest as follows, yielding an effective interest rate of 4.1%:

•	Months 1-60 at 2.5% interest

•	Months 61-80 at 5.0% interest

•	Months 81-100 at 7.0% interest

•	Months 101-120 at 9.0% interest

Biovest may prepay the Minnesota Promissory Notes at any time prior to maturity without penalty. Proceeds from the transaction in the amount of $0.353 million were used to fund capital improvements made to Biovest’s existing manufacturing facility in Minneapolis (Coon Rapids), Minnesota.

Future maturities of other long-term debt are as follows:

in thousands

12 Months ending September 30,
2012	$3,680
2013	27,880
2014	14,079
2015	15
Thereafter	290

$45,944

Derivative liabilities	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Derivative liabilities [Abstract]
Derivative liabilities

10. Derivative liabilities:

The following tabular presentation reflects the components of derivative financial instruments:

	March 31, 2012 (unaudited)	September 30, 2011
Embedded derivative instruments, bifurcated	$5,287	$697
Freestanding derivatives:
Warrants issued with settlement	662,160	466,400
Biovest investor share distribution	78,375	118,249
Biovest warrants issued with convertible debt	2,849,609	1,998,132

	$3,595,431	$2,583,478

Derivative gains (losses) in the accompanying condensed consolidated statements of operations relate to the individual derivatives as follows:

	For the three months ended March 31,		For the six months ended March 31,
	2012	2011	2012	2011
Embedded derivative instruments, bifurcated	$(5,287)	$554,175	$(4,590)	$(3,022,590)
Freestanding derivatives:
Biovest warrants issued with convertible debentures	(1,178,094)	2,535,218	(851,477)	2,824,489
Warrants issued with term note payable	—	—	—	(1,583,088)
Biovest default and investment put options	—	—	—	(3,030)
Biovest investor share distribution	(48,125)	154,688	(35,064)	409,751
Warrants issued for settlement	(273,360)	594,891	(195,760)	1,140,060

	$(1,504,866)	$3,838,972	$(1,086,891)	$(234,408)

The following table summarizes assets and liabilities measured at fair value on a recurring basis for the periods presented:

	March 31, 2012 (unaudited)				September 30, 2011
Fair Value Measurements Using	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Liabilities
Derivative liabilities	$—	$3,595,431	$—	$3,595,431	$—	$2,583,478	$—	$2,583,478

12. Derivative liabilities:

The following tabular presentation reflects the components of derivative financial instruments:

	September 30, 2011	September 30, 2010(1)
Embedded derivative instruments, bifurcated	$—	$18,224,001
Freestanding derivatives:
Warrants issued with convertible debt	—	10,020,236
Warrants issued with note payable	—	7,594,600
Warrants issued with preferred stock	—	1,077,118
Warrants issued with other debt	—	467,564
Warrants issued with settlement	466,400	1,844,200
Default and investment put options, Biovest	—	219,700
Investment put option, Accentia	—	2,928,838
Biovest investor share distribution	118,249	—
Biovest warrants issued with convertible debt	1,998,132	—
Biovest debt conversion option	697	—

	$2,583,478	$42,376,257

(1)	As a result of the Company’s Chapter 11 proceedings, some derivative liabilities listed in the table above became prepetition indebtedness under the Plan. Accordingly, these obligations have been classified as ‘Liabilities subject to compromise’ in the Company’s consolidated balance sheet at September 30, 2010. Only warrants issued with settlement were classified as derivative liabilities at September 30, 2010.

Derivative gains (losses) in the accompanying consolidated statements of operations relate to the individual derivatives as follows:

	For the years ending September 30:
	2011	2010
Embedded derivative instruments, bifurcated	$—	$(15,917,213)
Freestanding derivatives:
Warrants issued with convertible debentures	—	(6,767,115)
Warrants issued with term note payable	(1,583,088)	(4,687,754)
Warrants issued with preferred stock	—	(883,365)
Warrants issued with other debt	(170,860)	(83,021)
Default and investment put options, Biovest	(3,030)	(22,788)
Investment put option, Accentia	—	400,105
Biovest Investor share distribution	461,314	—
Biovest warrants issued with convertible debt	3,966,778	—
Biovest debt conversion option	(2,990,902)	—
Warrants issued for settlement	1,377,800	(822,800)

	$1,058,012	$(28,783,951)

The following table summarizes assets and liabilities measured at fair value on a recurring basis for the periods presented:

	September 30, 2011				September 30, 2010
Fair value measurements:	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

Liabilities

Derivative liabilities	$—	$2,583,478	$—	$2,583,478	$—	$42,376,257	$—	$42,376,257

Related party transactions	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Related party transactions [Abstract]
Related party transactions

11. Related party transactions:

Corps Real – Accentia:

On June 13, 2011, the Company issued a convertible secured promissory note (the “Accentia Corps Real Note”) to Corps Real, LLC (“Corps Real”) providing for loans to the Company in the maximum aggregate amount of $4.0 million, under which Corps Real advanced $1.0 million to the Company on each of June 13, 2011, August 1, 2011, November 15, 2011 and January 15, 2012. Corps Real is a shareholder and the senior secured lender to Biovest. Corps Real, as well as the majority owner of Corps Real are both managed by Ronald E. Osman, a shareholder of the Company, who is also a shareholder and director of Biovest. The majority owner of Corps Real is also a shareholder of the Company. The other material terms and conditions of the Accentia Corps Real Note are as follows:

•	mature on June 13, 2016, at which time all indebtedness under will be due and payable;

•

interest on the outstanding principal amount accrues and is payable at a fixed rate of 5% per annum and is payable on a quarterly basis in arrears (as to the principal amount then outstanding). Interest payments may be paid in cash or, at the election of the Company, may be paid in shares of the Company’s common stock based on the volume-weighted average trading price of the Company’s common stock during the last ten trading days of the quarterly interest period;

•

at Corps Real’s option, at any time prior to the earlier to occur of (a) the date of the prepayment in full or (b) June 13, 2016, Corps Real may convert all or a portion of the outstanding balance of the Accentia Corps Real Note (including any accrued and unpaid interest) into shares of the Company’s common stock at a conversion rate equal to $0.34 per share;

•

if the Company’s common stock trades at $2.00 per share for ten consecutive trading days, then the Company may, within three trading days after the end of any such period, cause Corps Real to convert all or part of the then outstanding principal amount of the Accentia Corps Real Note at the then conversion price, plus accrued but unpaid interest;

•

subject to certain exceptions, if the Company wishes to complete a follow-on equity linked financing during the twelve month period following June 13, 2011 at a price per share that is less than the conversion price under the Accentia Corps Real Note, then the Company’s full board of directors must first confer with Mr. Osman, the manager of Corps Real, and the Company must offer Corps Real the first right of refusal to provide or to participate in such equity linked financing;

•

the Company will not be permitted to effect a conversion of the Accentia Corps Real Note and Corps Real will not be permitted to convert the outstanding Accentia Corps Real Note to the extent that, after giving effect to an issuance after a conversion of the Accentia Corps Real Note, Corps Real (together with Corps Real’s affiliates and any other person or entity acting as a group together with Corps Real or any of Corps Real’s affiliates) would beneficially not own in excess of 9.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to the issuance of shares of the Company’s common stock issuable upon conversion of the Accentia Corps Real Note;

•

the Company may prepay the Accentia Corps Real Note, in full, at any time without penalty, provided that the Company must provide ten days advance written notice to Corps Real of the date for any such prepayment, during which period Corps Real may exercise its right to convert into shares of the Company’s common stock; and

•

Corps Real may, among other things, declare the entire outstanding principal amount, together with all accrued interest and all other sums due under the Accentia Corps Real Note, to be immediately due and payable upon the failure of the Company to pay, when due, any amounts due under the Accentia Corps Real Note, if such amounts remain unpaid for five business days after the due date or upon the occurrence of any other event of default described in the Security Agreement (as defined below).

To secure payment of the Accentia Corps Real Note, the Company and Corps Real also entered into a security agreement dated June 13, 2011 (the “Security Agreement”). Under the Security Agreement, all obligations under the Accentia Corps Real Note are secured by a first security interest on (a) 12.0 million shares of Biovest common stock owned by the Company and (b) all of the Company’s contractual rights pertaining to the first product for which a new drug application (“NDA”) is filed containing BEMA Granisetron pursuant to the Company’s settlement agreement with BioDelivery Sciences International, Inc (“BDSI”) (described below).

As part of the Accentia Corps Real Note, the Company also issued to Corps Real a warrant to purchase 5,882,353 shares of the Company’s common stock for an exercise price of $0.47 per share (subject to adjustment for stock splits, stock dividends, and the like). The other material terms and conditions of the warrant are as follows:

•	the warrant was immediately exercisable and expires on June 13, 2016;

•

if the fair market value of one share of the Company’s common stock is greater than the exercise price, in lieu of exercising the warrant for cash, Corps Real may elect to utilize the cashless exercise provisions of the warrant; and

•

the Company will not be permitted to effect any exercise of the warrant, and Corps Real will not be permitted to exercise any portion of the warrant, to the extent that, after giving effect to such issuance after exercise, Corps Real (together with Corps Real’s affiliates and any other person or entity acting as a group together with Corps Real or any of Corps Real’s affiliates) would beneficially own in excess of 9.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to the issuance of the shares of the Company’s common stock issuable upon exercise of the warrant.

The principal balance of the Accentia Corps Real Note, at March 31, 2012, was $4.0 million. The discounted value of the note is classified as convertible notes payable, related party on the accompanying condensed consolidated balance sheets. The June 2011 and November 2011 advances of $1.0 million did not meet the prepayment requirements of the Laurus/Valens Term Notes. However, the August 2011 advance triggered a prepayment to Laurus/Valens of principal and accrued interest of approximately $0.2 million.

Corps Real – Biovest:

On November 17, 2010, Biovest issued a secured convertible promissory note (the “Biovest Corps Real Note”) in an original principal amount equal to $2,291,560 to Corps Real. Under the terms of the Corp Real Note, Corps Real may elect to invest an additional $0.9 million. The Biovest Corps Real Note matures on November 17, 2012 and all principal and accrued but unpaid interest is on such date. Interest accrues and is payable on the outstanding principal amount of the Biovest Corps Real Note at a fixed rate of 16% per annum, with interest in the amount of (10% to be paid monthly and interest in the amount of 6% to accrue and be paid on the maturity date. Biovest may prepay the Biovest Corps Real Note in full, without penalty, at any time, and Corps Real may convert all or a portion of the outstanding balance of the Biovest Corps Real Note into shares of Biovest common stock at a conversion rate of $0.75 per share. The Biovest Corps Real Note is secured by a first priority lien on all of Biovest’s assets. The principal balance on the Biovest Corps Real Note, at March 31, 2012, was approximately $2.3 million.

BDSI/Arius:

On February 17, 2010, the Bankruptcy Court entered an order approving a settlement agreement (the “Settlement Agreement”) between the Company and BDSI, entered into as of December 30, 2009. Parties to the Settlement Agreement are the Company, the Company’s wholly-owned subsidiary, TEAMM, BDSI, and BDSI’s wholly-owned subsidiary, Arius Pharmaceuticals, Inc. (“Arius”). The purpose of the Settlement Agreement is to memorialize settlement between the Company and BDSI regarding claims relating to a distribution agreement dated March 12, 2004 between TEAMM and Arius. Pursuant to the Settlement Agreement, the Company:

(a)	received $2.5 million from BDSI (the “$2.5 Million Payment”); and

(b)	received the following royalty rights (the “Product Rights”) from BDSI with respect to BDSI’s BEMA Granisetron product candidate (“BEMA Granisetron”) (or in the event it is not BEMA Granisetron, the third BDSI product candidate, excluding BEMA Bupremorphine, as to which BDSI files an NDA, which, together with BEMA Granisetron, shall be referred to hereinafter as the “Product”):

(i)	70/30 split (BDSI/Company) of royalty received if a third party sells the Product and 85/15 split on net sales if BDSI sells the Product;

(ii)	BDSI will, from the sale of the Product, fully recover amounts equal to (1) all internal and external worldwide development costs of the Product (“Costs”) plus interest (measured on weighted average prime interest rate from first dollar spent until Product launch) and (2) the $2.5 Million Payment plus interest (measured on weighted average prime interest rate from the time of payment until Product launch) before the Company begins to receive its split as described in (b)(i) above; and

(c)	issued to BDSI a warrant (the “BDSI Warrant”) to purchase two million shares of Biovest common stock held by the Company, with an exercise price of $0.84 and an expiration date of March 4, 2017. During the initial two year exercise period, any exercise of the BDSI Warrant by BDSI will be subject to approval by Biovest.

In the event that BDSI receives any sublicensing or milestone payments associated with the Product up to and including the NDA approval, BDSI will apply 30% of such payments toward payback of the Costs of the Product plus interest and the $2.5 Million Payment plus the interest.

In the event of a proposed sale of BDSI or its assets, BDSI has the right to terminate its Product Rights payment obligations to the Company under the Settlement Agreement upon the payment to the Company of an amount equal to the greater of (i) $4.5 million or (ii) the fair market value of the Product Rights as determined by an independent third party appraiser. Further, if the Product Right is terminated, the BDSI Warrant described above will be terminated if not already exercised, and, if exercised, an amount equal to the strike price will, in addition to the amount in (i) or (ii) above, be paid to the Company.

13. Related party transactions:

Corps Real - Accentia:

On June 13, 2011, the Company entered into a convertible debt financing transaction with Corps Real, LLC (“Corps Real”) providing for aggregate loans to the Company in the maximum amount of $4.0 million. Corps Real is a shareholder and the senior secured lender to Biovest. Corps Real, as well as the majority owner of Corps Real are both managed by Ronald E. Osman, Esq., a shareholder of the Company, who is also a shareholder and director of Biovest. The Company executed a secured promissory note, payable to Corps Real, in the maximum principal amount of $4.0 million (the “Accentia Corp Real Note”), under which Corps Real advanced $1.0 million to the Company on June 13, 2011 and on August 1, 2011 and advanced and agreed to advance an additional $1.0 million to the Company on each of November 15, 2011, and January 15, 2012, respectively. The other material terms and conditions of the Accentia Corps Real Note are as follows:

•	The Note will mature on June 13, 2016, at which time all indebtedness under the Accentia Corps Real Note will be due and payable;

•

Interest on the outstanding principal amount of the Accentia Corps Real Note accrues and will be payable at a fixed rate of five percent (5%) per annum. Interest began accruing on June 13, 2011 and will be payable on a quarterly basis in arrears (as to the principal amount then outstanding). Interest payments may be paid in cash or, at the election of the Company, may be paid in shares of the Company’s common stock based on the volume-weighted average trading price of the Company’s common stock during the last ten (10) trading days of the quarterly interest period;

•

At Corps Real’s option, at any time prior to the earlier to occur of (a) the date of the prepayment of the Accentia Corps Real Note in full or (b) the maturity date of the Accentia Corps Real Note, Corps Real may convert all or a portion of the outstanding balance of the Accentia Corps Real Note (including any accrued and unpaid interest) into shares of the Company’s common stock at a conversion rate equal to $0.34 per share;

•

If the Company’s common stock trades at $2.00 per share for ten (10) consecutive trading days, then the Company may, within three (3) trading days after the end of any such period, cause Corps Real to convert all or part of the then outstanding principal amount of the Accentia Corps Real Note at the then conversion price, plus accrued but unpaid interest;

•

Subject to certain exceptions, if the Company wishes to complete a follow-on equity linked financing during the twelve (12) month period following June 13, 2011 at a price per share that is less than the conversion price under the Accentia Corps Real Note, then the Company’s full Board of Directors must first confer with Mr. Osman, the manager of Corps Real, and the Company must offer Corps Real the first right of refusal to provide or to participate in such equity linked financing;

•

The Company will not be permitted to effect a conversion of the Accentia Corps Real Note and Corps Real will not be permitted to convert the Accentia Corps Real Note to the extent that, after giving effect to an issuance after a conversion of the Accentia Corps Real Note, Corps Real (together with Corps Real’s affiliates and any other person or entity acting as a group together with Corps Real or any of Corps Real’s affiliates) would beneficially own in excess of 9.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to the issuance of shares of the Company’s common stock issuable upon conversion of the Accentia Corps Real Note;

•

The Company may prepay the Accentia Corps Real Note, in full, at any time without penalty, provided that the Company must provide ten (10) days advance written notice to Corps Real of the date for any such prepayment, during which period Corps Real may exercise its right to convert into shares of the Company’s common stock; and

•

Corps Real may, among other things, declare the entire outstanding principal amount, together with all accrued interest and all other sums due under the Accentia Corps Real Note, to be immediately due and payable upon the failure of the Company to pay, when due, any amounts due under the Accentia Corps Real Note if such amounts remain unpaid for five (5) business days after the due date or upon the occurrence of any other event of default described in the Security Agreement (as defined below).

To secure payment of the Accentia Corps Real Note, the Company and Corps Real also entered into a Security Agreement dated June 13, 2011 (the “Security Agreement”). Under the Security Agreement, all obligations under the Accentia Corps Real Note are secured by a first security interest in (a) 12 million shares of Biovest common stock owned by the Company, (b) all of the Company’s contractual rights pertaining to the first product for which a new drug application (“NDA”) is filed containing BEMA Granisetron following the date of the Company’s December 30, 2009 Settlement Agreement with BioDelivery Sciences International, Inc (“BDSI”); provided, however, that if BEMA Granisetron is not the first BEMA-based product for which an NDA is filed with the FDA by or on behalf of BDSI following that date, then the applicable product shall be the first BEMA-based product for which an NDA is filed with the FDA by or on behalf of BDSI following the date of the settlement agreement (as described below), and (c) all attachments, additions, replacements, substitutions, and accessions and all proceeds thereof in any form.

As part of the convertible debt financing transaction, the Company also issued to Corps Real a Common Stock Purchase Warrant to purchase 5,882,353 shares of the Company’s common stock (the “Accentia Corps Real Warrant”) for an exercise price of $0.47 per share (subject to adjustment for stock splits, stock dividends, and the like). The other material terms and conditions of the Accentia Corps Real Warrant are as follows:

•	The Accentia Corps Real Warrant is currently exercisable and will continue to be exercisable until the close of business on June 13, 2016;

•

If the fair market value of one share of the Company’s common stock is greater than the exercise price, in lieu of exercising the Accentia Corps Real Warrant for cash, Corps Real may elect to utilize the cashless exercise provisions of the Accentia Corps Real Warrant; and

•

The Company will not be permitted to effect any exercise of the Accentia Corps Real Warrant, and Corps Real will not be permitted to exercise any portion of the Accentia Corps Real Warrant, to the extent that, after giving effect to such issuance after exercise, Corps Real (together with Corps Real’s affiliates and any other person or entity acting as a group together with Corps Real or any of Corps Real’s affiliates) would beneficially own in excess of 9.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to the issuance of the shares of the Company’s common stock issuable upon exercise of the Accentia Corps Real Warrant.

As of September 30, 2011, none of the $2 million principal balance of the Accentia Corps Real Note had been converted into the Company’s common stock. The discounted value of the Accentia Corps Real Note is classified as convertible notes payable, related party on the accompanying consolidated balance sheets. The June 2011 investment of $1.0 million did not meet the prepayment requirements of the Laurus/Valens Notes. However, the August 2011 investment triggered a prepayment to Laurus/Valens of principal and accrued interest of approximately $0.2 million. An additional $1.0 million investment was received in the first quarter of fiscal year 2012.

Biovest Claims of Ronald E. Osman:

On the Biovest Effective Date, the holder of Biovest’s May 9, 2008 promissory note, Ronald E. Osman, a shareholder and director of Biovest, elected to convert the entire outstanding principal balance under the note (approximately $1.0 million) plus accrued interest into shares of Biovest common stock at a conversion rate equal to $1.66 per share, resulting in the issuance of 608,224 shares of Biovest common stock.

Corps Real -Biovest:

On the Biovest Effective Date, pursuant to the Biovest Plan, Biovest executed and delivered in favor of Corps Real, a secured convertible promissory note (the “Biovest Corps Real Note”), in an original principal amount equal to $2,291,560 and allows Biovest to draw up to an additional $0.9 million on the note. The Biovest Corps Real Note replaces the $3.0 million secured line of credit promissory note dated December 22, 2008, which was previously executed in favor of Corps Real. The Biovest Corps Real Note matures on November 17, 2012 and all principal and accrued but unpaid interest is payable in cash on such date. Interest accrues and is payable on the outstanding principal amount of the Biovest Corps Real Note at a fixed rate of sixteen percent (16%) per annum, with interest in the amount of ten percent (10%) to be paid monthly and interest in the amount of six percent (6%) to accrue and be paid on the maturity date. Biovest may prepay the Biovest Corps Real Note in full, without penalty, at any time, and Corps Real may convert all or a portion of the outstanding balance of the Biovest Corps Real Note into shares of Biovest common stock at a conversion rate of $0.75 per share of Biovest common stock. The Biovest Corps Real Note is secured by a first priority lien on all of Biovest’s assets.

BDSI/Arius Settlement:

On February 17, 2010, the Bankruptcy Court entered an Order approving an Emezine Settlement Agreement (the “Settlement Agreement”) between the Company and BDSI, entered into as of December 30, 2009. Parties to the Settlement Agreement are the Company, the Company’s wholly-owned subsidiary, TEAMM, BDSI, and BDSI’s wholly-owned subsidiary, Arius Pharmaceuticals, Inc. (“Arius”).

The purpose of the Settlement Agreement is to memorialize the terms and conditions of a settlement between the Company and BDSI regarding claims relating to a Distribution Agreement dated March 12, 2004 between Arius and TEAMM (the “Distribution Agreement”) related to the marketing and distribution of Emezine, a product licensed by Arius from Reckitt Benckiser Healthcare (UK) Limited. Following the issuance in February 2006 by the FDA of a non-approvable letter with respect to the NDA for Emezine, BDSI ceased its Emezine-related development efforts and on December 17, 2008, the Distribution Agreement was terminated. The Settlement Agreement resolves the Company’s claims against BDSI under the terminated Distribution Agreement.

The Settlement Agreement provides that the parties mutually release all claims that either may have against each other and, in connection therewith, the Company:

(a)	received $2.5 million from BDSI (the “$2.5 Million Payment”); and

(b)	received the following royalty rights (the “Product Rights”) from BDSI with respect to BDSI’s BEMA Granisetron product candidate (“BEMA Granisetron”) (or in the event it is not BEMA Granisetron, the third BDSI product candidate, excluding BEMA Bupremorphine, as to which BDSI files an NDA, which, together with BEMA Granisetron, shall be referred to hereinafter as the “Product”):

(i)	70/30 split (BDSI/Company) of royalty received if a third party sells the Product and 85/15 split on net sales if BDSI sells the Product; and

(ii)	BDSI will, from the sale of the Product, fully recover amounts equal to (1) all internal and external worldwide development costs of the Product (“Costs”) plus interest (measured on weighted average prime interest rate from first dollar spent until Product launch) and (2) the $2.5 Million Payment plus interest (measured on weighted average prime interest rate from the time of payment until Product launch) before the Company begins to receive its split as described in (b)(i) above; and

(c)	issued to BDSI a warrant (the “BDSI Warrant”) to purchase two (2) million shares of Biovest common stock held by the Company, with an exercise price of $0.84 and an expiration date of March 4, 2017. During the initial two (2) year exercise period, any exercise of the BDSI Warrant by BDSI will be subject to approval by Biovest.

In the event that BDSI receives any sublicensing or milestone payments associated with the Product up to and including the NDA approval, BDSI will apply 30% of such payments toward payback of the Costs of the Product plus interest and the $2.5 Million Payment plus the interest.

In the event of a proposed sale of BDSI or its assets, BDSI has the right to terminate its Product Right payment obligations to the Company under the Settlement Agreement upon the payment to the Company of an amount equal to the greater of (i) $4.5 million or (ii) the fair market value of the Product Rights as determined by an independent third party appraiser. Further, if the Product Right is terminated, the BDSI Warrant described above will be terminated if not already exercised, and, if exercised, an amount equal to the strike price will, in addition to the amount in (i) or (ii) above, be paid to the Company.

The fair value of the BDSI Warrant was estimated on the date of grant using the Black-Scholes valuation model that uses assumptions for expected volatility, expected dividends, expected term, and the risk-free interest rate. The value included in derivative liability is adjusted quarterly and the change is recorded to derivative gain or loss. The value on the grant date was approximately $1.0 million. The value at the end of current period was approximately $0.5 million. The derivative gain for the year ended September 30, 2011 was approximately $1.4 million. The fair value is recorded as a derivative liability on the accompanying consolidated balance sheet.

Liabilities subject to compromise	12 Months Ended
Sep. 30, 2011
Liabilities subject to compromise [Abstract]
Liabilities subject to compromise

14. Liabilities subject to compromise:

As a result of the Company’s Chapter 11 filings, the payment of prepetition indebtedness was subject to compromise or other treatment under the Plan prior to the Effective Date. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts.

The following table reflects liabilities subject to compromise prior to November 17, 2010:

	September 30,
	2011	2010
Accounts payable and accrued expenses	$—	$15,232,863
Hybrid financial instrument	—	3,608,674
Convertible debentures	—	28,626,149
Laurus term note	—	8,800,000
Valens Funds 15% convertible note, Biovest	—	926,300
Secured promissory notes payable to Laurus and the Valens Funds, Biovest	—	28,522,108
Unsecured promissory notes payable to Pulaski Bank and Trust Company	—	1,161,900
Unsecured promissory note payable to Southwest Bank	—	228,330
Southwest Bank line of credit	—	4,000,000
Notes payable, related parties	—	2,313,623
Other notes payable	—	610,683
Minimum royalty due to Laurus on net sales of AutovaxID ® instrumentation	—	6,318,233
Derivative liabilities	—	40,532,057
Dividend payable	—	479,452
Other	—	2,209,756

	$—	$143,570,128

Income taxes	12 Months Ended
Sep. 30, 2011
Income taxes [Abstract]
Income taxes

15. Income taxes:

The Company’s deferred tax assets and liabilities consist of the following:

	September 30,
	2011	2010
Deferred tax assets:
Accrued expenses deductible in future	$1,677,000	$7,535,000
Allowance for doubtful accounts	3,000	3,000
Basis difference in assets	1,791,000	3,735,000
Inventory valuation allowance	91,000	490,000
Share-based compensation	7,414,000	66,000
Intangible assets	1,542,000	2,757,000
Net operating loss carryforward	90,478,000	80,606,000
Debt extinguishment	(454,000)	5,149,000
Unresolved claims	2,336,000	—
Other	2,736,000	20,859,000
Valuation allowance	(107,614,000)	(121,200,000)

	$—	$—

Income tax (expense) benefit consists of the following:

	2011	2010
Current	$—	$—
Deferred	(11,682,166)	(25,269,000)
Benefit of net operating loss carryover	—	—
Increase in valuation allowance	11,682,166	25,269,000

	$—	$—

Allocation between continuing and discontinued operations:
Continuing operations	$—	$—
Discontinued operations	—	—

	$—	$—

The expected income tax benefit at the statutory tax rate differed from income taxes in the accompanying consolidated statements of operations as follows:

	2011	2010
Statutory tax rate	34%	34%
State taxes	4%	4%
Permanent items	12%	16%
Change in Reorganization items	25%	0%
Other	(1)%	(1)%
Change in valuation allowance	(74)%	(53)%

Effective tax rate in accompanying statement of operations	0%	0%

Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not (a likelihood of more than 50%) that some portion or all of the deferred tax assets will not be realized. The valuation allowance should be sufficient to reduce the deferred tax asset to the amount that is more likely than not to be realized. As a result, the Company recorded a valuation allowance with respect to all of the Company’s deferred tax assets.

Under Section 382 and 383 of the IRC, if an ownership change occurs with respect to a “loss corporation”, as defined, there are annual limitations on the amount of the net operating loss (“NOLs”) and other deductions, which are available to the Company. Due to the acquisition transactions in which the Company has engaged in recent years, the Company believes that the use of these NOLs will be significantly limited.

The Company has a federal NOLs carryover of approximately $238.3 million as of September 30, 2011, which expires through 2027, and of which approximately $30.0 million is subject to various Section 382 limitations based upon ownership changes that occurred through September 30, 2003. Of those losses subject to the limitations, $11.3 million is expected to expire before the losses can be utilized. Of the remaining amounts, the limitation is approximately $1.8 million per year through approximately the year ended September 30, 2012. Subsequent to that date, the annual limitation will decrease to approximately $0.2 million through September 30, 2024. The NOLs incurred after September 30, 2003 may also be subject to further limitations.

Stockholders' equity	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Stockholders' equity [Abstract]
Stockholders' equity

12. Stockholders’ equity:

Stock options and warrants

The fair value of each option award is estimated on the date of grant using the Black-Scholes valuation model that uses assumptions for expected volatility, expected dividends, expected term, and the risk-free interest rate. Expected volatilities are based on historical volatility of a peer company’s stock and other factors estimated over the expected term of the options. The expected term of options granted is derived using the “simplified method” which computes expected term as the average of the sum of the vesting term plus the contract term. This method is used because the Company does not currently have adequate historical option exercise or forfeiture information as a basis to determine expected term. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant for the period of the expected term.

Stock options and warrants issued, terminated/forfeited and outstanding as of March 31, 2012 are as follows:

	Shares	Average Exercise Price Per Share	Intrinsic Value
Options:
Outstanding, October 1, 2011	25,156,998	$0.81
Granted	2,800,000	0.43
Expired vested	(70,190)	2.69
Expired unvested	(155,000)	0.44
Exercised	—	—

Outstanding, March 31, 2012	27,731,808	$0.76	$1,057,200

Exercisable, March 31, 2012	26,551,808	$0.77	$1,057,200
Warrants:
Outstanding, October 1, 2011	16,905,762	$1.27
Granted	586,511	0.40
Terminated or forfeited	(461,600)	3.66
Exercised	—	—

Outstanding, March 31, 2012	17,030,673	$1.18	$5,865

A summary of the status of the Company’s nonvested stock options as of March 31, 2012, and changes during the three months then ended, is summarized as follows:

Nonvested Shares	Shares	Intrinsic Value
Nonvested at September 30, 2011	1,865,000
Granted	2,800,000
Vested	(3,330,000)
Forfeited	(155,000)

Nonvested at March 31, 2012	1,180,000	—

Share-based compensation expense was approximately $3.6 million for the six months ended March 31, 2012 and $3.5 million for the three months ended March 31, 2012. Approximately $0.2 million in stock compensation expense will be recognized over the next two years as a result of the vesting of shares.

16. Stockholders’ equity:

Common stock

The Company has one class of common stock with an aggregate authorization of three hundred million (300,000,000) shares. Each share of common stock carries equal voting rights, dividend preferences, and a par value of $.001 per share.

Preferred stock

The Company has an aggregate of one hundred fifty million (150,000,000) authorized shares of preferred stock. At September 30, 2011 there were no preferred stock shares outstanding. At September 30, 2010, there were 8,950 preferred stock shares authorized and there were 7,529 preferred stock shares issued and outstanding as of September 30, 2010.

Non-controlling interest

The adjustment to non-controlling interest reflects adjustments throughout the year to the ownership structure and the Company’s ownership percentage of the Company’s majority owned subsidiary, Biovest, primarily due to transactions relating to Biovest’s emergence from bankruptcy.

Stock options and warrants

The Company provides for four option plans, the 2003 Stock Option Plan (the “2003 Plan”) per its second amendment on February 27, 2004, the 2005 Equity Incentive Plan (the “2005 Plan”), the 2008 Equity Incentive Plan (the “2008 Plan”) and the 2010 Equity Incentive Plan (the “2010 Plan”) (collectively, the “Stock Option Plans”). The Stock Option Plans provide for the issuance of qualified and non-qualified options as those terms are defined by the Internal Revenue Code.

The 2003 Plan, as amended, provides for the issuance of 3.5 million shares of common stock, and 762,571 shares of Series D Preferred Stock. At September 30, 2008, all Series D Preferred options had been converted into common share options. All options issued pursuant to the 2003 Plan cannot have a term greater than ten years. Options granted under this plan vest over periods established in the option agreement. As of September 30, 2011, there are 1,681,910 options available for issuance under the 2003 Plan.

On February 1, 2005, the Company’s Board of Directors adopted the 2005 Plan. The 2005 Plan provides for the issuance of 3.0 million shares of common stock. All options issued pursuant to the 2005 Plan cannot have a term greater than ten years. Options granted under this plan vest over periods established in the option agreement. As of September 30, 2011, there are 1,576,207 options available for issuance under the 2005 Plan. The Company may, at any time, amend or modify the 2005 Plan without limitation.

On November 29, 2007 and effective as of December 31, 2007, the Company’s Board of Directors adopted the 2008 Plan. The 2008 Plan provides for the issuance of 3.0 million shares of common stock. All options issued pursuant to the 2008 Plan cannot have a term greater than ten years. Options granted under this plan vest over periods established in the option agreement. As of September 30, 2011, there are 768,415 options available for issuance under the 2008 Plan. The Company may, at any time, amend or modify the Plan without limitation. The Company’s Board of Directors amended the 2008 Plan to increase the number of available options to an aggregate total of 23.0 million.

On November 15, 2010, the Company’s Board of Directors adopted the 2010 Plan. The 2010 Plan provides the issuance of 10.0 million shares of common stock. All options issued pursuant to the 2010 cannot have a term greater than ten years. Options granted under this plan vest over periods established in the option agreement. As of September 30, 2011, there were 9,060,000 options available for issuance under the 2010 Plan. The Company may, at any time, amend or modify the Plan without limitation.

Stock options and warrants granted, exercised, terminated, and forfeited during the years ended September 30, 2011 and 2010 are as follows:

	Shares	Average Exercise price per share
Options:
Outstanding, October 1, 2009	8,273,037	$1.58
Granted	16,330,000	0.44
Terminated or forfeited	(347,457)	3.20
Exercised	—

Outstanding September 30, 2010	24,255,580	$0.81
Granted	940,000	0.77
Terminated or forfeited	(38,582)	2.15
Exercised	—

Outstanding September 30, 2011	25,156,998	$0.81

Warrants:
Outstanding, October 1, 2009	21,280,800	$2.51
Granted	—	—
Terminated or forfeited	(1,000,000)	2.67
Exercised	—	—

Outstanding September 30, 2010	20,280,800	$2.51
Granted	17,871,382	1.16
Terminated or forfeited	(21,246,420)	2.38
Exercised	—	—

Outstanding September 30, 2011	16,905,762	$1.27

The weighted average grant date fair values of stock options and warrants granted during the years ended September 30, 2011 and 2010 were as follows:

	Weighted Average Grant Date Fair Value
	Options	Warrants
2011	$0.69	$0.39
2010	$0.41	n/a

The following table summarizes information for options outstanding and exercisable at September 30, 2011:

Outstanding					Exercisable
Range of Exercise Prices	Number	Weighted average remaining life	Intrinsic Value	Weighted average exercise price	Number	Weighted average exercise price	Intrinsic Value
$0.00-1.05	21,826,284	8.16 years		$0.40	19,961,284	$0.38
$1.06-2.11	296,200	2.03 years		2.11	296,200	2.11
$2.12-2.63	335,599	5.27 years		2.57	335,599	2.57
$2.64-9.00	2,698,915	5.38 years		3.72	2,698,915	3.72

	25,156,998		$1,598,286		23,291,998		$1,578,756

The following table summarizes information for options outstanding and exercisable at September 30, 2010:

Outstanding					Exercisable
Range of Exercise Prices	Number	Weighted average remaining life	Intrinsic Value	Weighted average exercise price	Number	Weighted average exercise price	Intrinsic Value
$0.00-1.05	20,897,617	9.12 years		$0.19	74,784	$0.73
$1.06-2.11	296,200	3.03 years		2.11	296,200	2.11
$2.12-2.63	335,702	6.34 years		2.58	260,702	2.55
$2.64-9.00	2,726,061	6.45 years		3.87	2,726,061	3.72

	24,255,580		$13,084,010		3,357,747		$21,600

A summary of the status of the Company’s nonvested stock options as of September 30, 2011, and changes during the year then ended, is summarized as follows:

Nonvested Shares	Shares	Intrinsic Value
Nonvested at October 1, 2010	20,897,833
Granted	940,000
Vested	(19,961,500)
Forfeited	(11,333)

Nonvested at September 30, 2011	1,865,000	$19,530

As of September 30, 2011, there was $0.1 million of total unrecognized compensation cost related to non-vested share-based compensation. This cost is expected to be recognized over a period of approximately three (3) years.

Employee benefit plan	12 Months Ended
Sep. 30, 2011
Employee benefit plan [Abstract]
Employee benefit plan

17. Employee benefit plan:

The Accentia 401(k) and Profit Sharing Plan (the “Employee Benefit Plan”) was established effective July 1, 2004 as a defined contribution plan. The Employee Benefit Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Employee Benefit Plan includes eligible employees of the Company and its affiliates. Employees of the Company who have completed one month of service are eligible to participate in the plan. Participants are permitted to make annual pre-tax salary reduction contributions of up to 50% of their compensation subject to certain limitations. Employer and participant contributions are invested at the direction of the participant in various money market funds or pooled/mutual funds. Employer matching and profit sharing contributions are based upon discretionary amounts and percentages authorized by the Board of Directors of the Company. For the fiscal years ended September 30, 2011 and 2010, the Company made no employer contributions pursuant to the Employee Benefit Plan

Commitments and contingencies	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Commitments and contingencies [Abstract]
Commitments and contingencies

13. Commitments and contingencies:

Legal proceedings:

Bankruptcy proceedings:

On November 10, 2008, the Company filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Middle District of Florida, Tampa Division (the “Bankruptcy Court”). On August 16, 2010, the Company filed its First Amended Joint Plan of Reorganization and on October 25, 2010, the Company filed the First Modification to the First Amended Joint Plan of Reorganization (collectively and as amended and supplemented, the “Plan”). On November 2, 2010, the Bankruptcy Court entered an Order Confirming Debtors’ First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code. The Company emerged from Chapter 11 protection, and the Plan became effective, on November 17, 2010. Notwithstanding the effectiveness of the Plan, the Bankruptcy Court retains jurisdiction to adjudicate any remaining issues regarding, inter alia, the validity, amount, and method of payment of claims filed in connection with the Company’s Chapter 11 proceeding. Accordingly, the Company anticipates that there may be ongoing proceedings before the Bankruptcy Court to resolve any filed objections or disputes as to claims filed in the Chapter 11 proceeding.

Biovest litigation:

On August 4, 2008, Biovest was served with a summons and complaint filed in California Superior Court on behalf of Clinstar for breach of contract for non-payment of certain fees for clinical trial studies and pass-through expenses in the amount of $0.385 million. Upon the filing of Biovest’s Chapter 11 petition on November 10, 2008, this litigation was automatically stayed pursuant to provisions of federal bankruptcy law. Clinstar filed two identical proofs of claim regarding its breach of contract for non-payment litigation in the amount of $0.385 million, one against the Company, in its bankruptcy proceeding and another against Biovest, in its bankruptcy proceeding. Both the Company and Biovest objected to Clinstar’s filing of Clinstar’s proofs of claim. On February 1, 2012, by order of the Bankruptcy Court, Clinstar’s proof of claim against Biovest was denied and Clinstar’s proof of claim against the Company was allowed. Upon the full satisfaction of Clinstar’s proof of claim against the Company through the issuance of 283,186 shares of the Company’s common stock at a conversion price of $1.36 per share as required by the Plan, Clinstar shall have no further claims against the Company or Biovest for breach of contract for non-payment.

Other proceedings

Except for the foregoing, the Company is not party to any material legal proceedings, and management is not aware of any threatened legal proceedings that could cause a material adverse impact on the Company’s business, assets, or results of operations. Further, from time to time the Company is subject to various legal proceedings in the normal course of business, some of which are covered by insurance.

Facility leases:

The Company leases approximately 7,400 square feet of office space in Tampa, Florida, which is the Company’s principal executive and administrative offices. The Company also shares this office space with its subsidiaries, including Biovest. The lease will expire on December 31, 2014 and is cancelable by either party with 120 days prior notice.

The Company’s majority-owned subsidiary, Biovest, also leases approximately 35,000 square feet in Minneapolis (Coon Rapids), Minnesota, which Biovest uses for offices, a laboratory, manufacturing, and warehousing areas to support the production of perfusion cell culture equipment, and contract cell culture services. The Biovest lease agreement (the “Biovest Lease”) provided for certain capital improvements to the facility, which were financed and performed principally by the landlord, as well as through government grant loans from city and state agencies in Minnesota. These improvements were completed as of September 30, 2011 and included the construction of a good manufacturing practices vaccine manufacturing space. The Biovest Lease expires on December 2, 2020. Biovest also has the right to extend the term of the Biovest Lease for two additional five year periods at the greater of base rent in effect at the end of the ten year initial lease term, or market rates in effect at the end of the ten year initial lease term.

The Company plans to continue to evaluate its requirements for facilities during fiscal 2012. The Company anticipates that as its development of Cyrevia™ and/or BiovaxID® advances and as the Company prepares for the future commercialization of its products the Company’s facilities requirements will continue to change on an ongoing basis.

Cooperative Research and Development Agreement:

In September 2001, Biovest entered into a definitive cooperative research and development agreement (“CRADA”) with the NCI for the development and ultimate commercialization of patient-specific vaccines for the treatment of non-Hodgkin’s low-grade follicular lymphoma. The terms of the CRADA, as amended, included, among other things, a requirement to pay $0.5 million quarterly to NCI for expenses incurred in connection with the Biovest’s Phase 3 clinical trial. Since the transfer to Biovest of the IND for development of this vaccine, which occurred in April 2004, these payments to NCI have been reduced to a small fraction of this original obligation (approximately $0.2 million per year). Under the terms of the CRADA, Biovest is obligated to continue to provide vaccine to the NCI at no charge for purposes of the NCI’s studies that are within the scope of the CRADA if Biovest were to abandon work on the vaccine.

Employment agreements:

As of March 31, 2012, the Company has no employment agreements with its officers and executives.

Stanford University:

In September 2004, Biovest entered into an agreement with Stanford University (“Stanford”) providing for worldwide rights to use two proprietary hybridoma cell lines, that are used in the production of the BiovaxID through 2019 (“Stanford Agreement”). Under the Stanford Agreement, Biovest is obligated to pay an annual maintenance fee of $0.01 million. The Stanford Agreement also provides that Biovest pay Stanford $0.1 million within one year following FDA approval of BiovaxID, and following approval, Stanford will receive a royalty of the greater of $50 per patient or 0.05% of the amount received by Biovest for each BiovaxID patient treated using this cell line. This running royalty will be creditable against the yearly maintenance fee. The Stanford Agreement obligates Biovest to diligently develop, manufacture, market, and sell BiovaxID and to provide progress reports to Stanford regarding these activities. Biovest can terminate this agreement at any time upon 30 days prior written notice, and Stanford can terminate the Stanford Agreement upon a breach of the agreement by Biovest that remains uncured for 30 days after written notice of the breach from Stanford.

Food and Drug Administration:

The FDA has extensive regulatory authority over biopharmaceutical products (drugs and biological products), manufacturing protocols and procedures and the facilities in which mammalian proteins will be manufactured. Any new bioproduct intended for use in humans (including, to a somewhat lesser degree, in vivo biodiagnostic products), is subject to rigorous testing requirements imposed by the FDA with respect to product efficacy and safety, possible toxicity and side effects. FDA approval for the use of new bioproducts (which can never be assured) requires several rounds of extensive preclinical testing and clinical investigations conducted by the sponsoring pharmaceutical company prior to sale and use of the product. At each stage, the approvals granted by the FDA include the manufacturing process utilized to produce the product. Accordingly, Biovest’s cell culture systems used for the production of therapeutic or biotherapeutic products are subject to significant regulation by the FDA under the Federal Food, Drug and Cosmetic Act, as amended.

Product liability:

The contract production services for therapeutic products offered exposes an inherent risk of liability as the proteins or other substances manufactured, at the request and to the specifications of customers, could foreseeably cause adverse effects. The Company obtains agreements from contract production customers indemnifying and defending the Company from any potential liability arising from such risk. There can be no assurance, however, that the Company will be successful in obtaining such agreements in the future or that such indemnification agreements will adequately protect the Company against potential claims relating to such contract production services. The Company may also be exposed to potential product liability claims by users of its products. A successful partial or completely uninsured claim against the Company could have a material adverse effect on the Company’s operations.

Royalty agreements:

On November 17, 2010, the Company, Biovest, and Laurus/Valens entered into several agreements, whereby the Company terminated and cancelled all of its royalty interest and Laurus/Valens reduced its royalty interest in BiovaxID and Biovest’s other biologic products. As a result of the foregoing agreements, the aggregate royalty obligation on BiovaxID and Biovest’s other biologic products was reduced from 35.25% to 6.30%. Additionally, Laurus/Valens’s aggregate royalty obligation on the AutovaxID instrument was reduced from 3.0% to no obligation, including the elimination of the $7.5 million minimum royalty obligation.

Sublicense agreement with related party:

On February 27, 2007, the Company entered into a perpetual sublicense agreement (the “Cyrevia Sublicense”) with Revimmune, LLC, which is affiliated with one of the Company’s directors and shareholders. Revimmune, LLC holds the exclusive license for the technology from Johns Hopkins University (the “JHU License”). Under the Cyrevia Sublicense, the Company was granted the exclusive world-wide rights to develop, market, and commercialize the Company’s Cyrevia™ therapy (High-Dose Pulsed Cytoxan ®) to treat multiple sclerosis and certain other autoimmune diseases.

Other material terms and conditions of the Cyrevia Sublicense are as follows:

•

The Company assumed certain future development, milestone and minimum royalty obligations of Revimmune, LLC under the JHU License. In connection with the Cyrevia Sublicense, the Company did not pay an upfront fee or reimbursement of expenses. The Company also agreed to pay to Revimmune, LLC a royalty of 4% on net sales, and in the event of a sublicense, to pay 10% of net proceeds received from any such sublicense to Revimmune, LLC;

•

Upon the approval of the sublicensed treatment in the U.S. for each autoimmune disease, the Company is required to issue to Revimmune, LLC vested warrants to purchase 0.8 million shares of the Company’s common stock. The warrant which will be granted at the approval of the first sublicensed product will have an exercise price of $8 per share and any subsequent warrant to be issued will have an exercise price equal to the average of the volume weighted average closing prices of the Company’s common stock during the ten trading days immediately prior to the grant of such warrant;

•	The Company will be responsible, at its sole cost and expense, for the development, clinical trial(s), promotion, marketing, sales and commercialization of the licensed products; and

•

The Company has assumed the cost and responsibility for patent prosecution as provided in the license between Revimmune, LLC and JHU to the extent that the claims actually and directly relate to sublicensed products.

Baxter Corporation Agreement:

To facilitate the Company’s development and commercialization of Cyrevia, effective on November 29, 2010, the Company entered into an agreement (the “Baxter Agreement”) with Baxter Healthcare Corporation (“Baxter”), making Baxter the Company’s exclusive source of cyclophosphamide under an agreed-upon price structure. The Company believes that Baxter is the only current good manufacturing practice (“cGMP”) manufacturer approved in the U.S. by the FDA of injectable/infusion cyclophosphamide (under the brand name, Cytoxan ®) used in the U.S. as referenced in the FDA Orange Book. Cytoxan is the active drug used in Cyrevia therapy, the Company’s proprietary system-of-care being developed for the treatment of a broad range of autoimmune diseases. The Baxter Agreement grants the Company the exclusive right to use Baxter’s regulatory file and drug history (“Drug Master File”) for Cytoxan, which the Company’s believes will advance the Company’s planned clinical trials and anticipated communications with the FDA.

The Baxter Agreement requires the Company to make quarterly payments to Baxter, in connection with net sales of products for the designated autoimmune indications, including without limitation any sales by subdistributors. Such quarterly payments will be calculated as 2.5% of sales of products sold by the Company incorporating Cytoxan. The Baxter Agreement also secures for the Company the exclusive right to purchase Baxter’s Cytoxan for the treatment of various autoimmune diseases, including autoimmune hemolytic anemia, multiple sclerosis, systemic sclerosis and the prevention of graft-versus-host disease following bone marrow transplanting connection with the designated autoimmune disease indications.

The initial term of the Baxter Agreement commenced on November 29, 2010 and will continue until the earlier of (a) the date that is five years following the first arms’ length commercial sale by the Company to a third party of products incorporating cyclophosphamide for an indication within the exclusive clinical field defined in the Baxter Agreement and (b) November 29, 2020. Upon the expiration of the initial term, the Baxter Agreement will be automatically renewed for successive two year periods unless either party terminates the Baxter Agreement upon at least twelve months written notice prior to the relevant termination date. The Baxter Agreement is subject to early termination by Baxter for various reasons, including a material breach of the Baxter Agreement by the Company, a change in control of the Company, the failure of the Company to file an IND within 24 months of the date of the Baxter Agreement for a product within the scope of the Company’s exclusivity under the Baxter Agreement, or the Company does not make its first commercial sale of such a product within six years of the date the first clinical trial patient is dosed with Cytoxan.

18. Commitments and contingencies:

Legal proceedings:

Bankruptcy proceedings

On November 10, 2008, the Company filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Middle District of Florida, Tampa Division (the “Bankruptcy Court”). On August 16, 2010, the Company filed its First Amended Joint Plan of Reorganization and on October 25, 2010, the Company filed the First Modification to the First Amended Joint Plan of Reorganization (collectively and as amended and supplemented, the “Plan”). On November 2, 2010, the Bankruptcy Court entered an Order Confirming Debtors’ First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Confirmation Order”). The Company emerged from Chapter 11 protection, and the Plan became effective, on November 17, 2010 (the “Effective Date”). Notwithstanding the effectiveness of the Plan, the Bankruptcy Court retains jurisdiction to adjudicate any remaining issues regarding, inter alia, the validity, amount, and method of payment of claims filed in connection with the Company’s Chapter 11 proceeding. Accordingly, the Company anticipates that there may be ongoing proceedings before the Bankruptcy Court to resolve any filed objections or disputes as to claims filed in the Chapter 11 proceeding.

Biovest litigation

On August 4, 2008, Biovest was served with a summons and complaint filed in California Superior Court on behalf of Clinstar LLC for breach of contract for non-payment of certain fees for clinical trial studies and pass-through expenses in the amount of $0.385 million. Biovest intends to seek the dismissal of this litigation and plan to defend these claims vigorously. Upon the filing of Biovest’s Chapter 11 petition on November 10, 2008, this litigation was automatically stayed pursuant to provisions of federal bankruptcy law. The Company anticipates that the claims involved in this litigation will be contested and resolved by the Bankruptcy Court as part of an objection to claim which the Company expects to file shortly.

Other proceedings

Further, from time to time the Company is subject to various legal proceedings in the normal course of business, some of which are covered by insurance.

Employment agreements:

During the year ended September 30, 2011, the Company had no employment agreements with its officers and executives.

Facility leases:

The Company leases approximately 7,400 square feet of office space in Tampa, Florida, which is the Company’s principal executive office and administrative office. The Company also shares this office space with its subsidiaries. The lease will expire on September 30, 2014 is cancelable by either party with 120 days prior notice.

The Company’s wholly-owned subsidiary, Analytica, leases approximately 4,000 square feet of office space, located at 24 West 40th Street, New York, New York 10018 (the “New York Lease”) and office space located at Meeraner Platz 1, 79539 Lorrach, Germany, which is occupied by Analytica’s employees in Germany (the “Germany Lease”). The Germany Lease will expire on September 30, 2012. On December 15, 2011, the Company closed on the definitive agreement selling substantially all of the assets and business of Analytica, which upon closing will result in the the assignment and assumption of the New York and Germany Leases to a third-party (see Note 21 Subsequent Events). Rent expense under the New York and Germany Leases for the years ended September 30, 2011 and 2010 was approximately $0.3 million for each year. Future lease payments through the December 15, 2011, sale of assets and business and assignment of the New York and Germany Leases to the purchaser are approximately, $0.06 million.

The Company’s majority-owned subsidiary, Biovest, leases approximately 35,000 square feet in Minneapolis (Coon Rapids), Minnesota, which Biovest uses for offices, a laboratory, manufacturing, and warehousing areas to support the production of perfusion cell culture equipment, and contract cell culture services. On December 2, 2010, Biovest entered into a lease agreement (the “Biovest Lease”) for approximately 35,000 square feet facility in Minneapolis (Coon Rapids), Minnesota, which is used for offices, a laboratory, manufacturing, and warehousing areas to support the production of perfusion cell culture equipment and contract cell culture services. The Biovest Lease has a ten year term and provides for certain improvements to the facility, which have been financed and performed principally by the landlord, as well as through government grant loans from city and state agencies in Minnesota. These improvements, which were completed as of September 30, 2011, include the construction of a good manufacturing practices (“GMP”) vaccine manufacturing space. Total rent payments for years 1-5 under the Biovest Lease will be $0.43 million per year. Total rent payments for years 6-10 under the Biovest Lease will be $0.5 million per year. Biovest also has the right to extend the term of the Biovest Lease for two additional five year periods at the greater of base rent in effect at the end of the ten (10) year initial lease term, or market rates in effect at the end of the ten year initial lease term. Rent expense for the years ended September 30, 2011 and 2010, under the Lease was approximately, $0.3 million for each year.

The Company plans to continue to evaluate its requirements for facilities during fiscal 2012. The Company anticipates that as its development of Cyrevia™ and/or BiovaxID® advances and as the Company prepares for the future commercialization of these products the Company’s facilities requirements will continue to change on an ongoing basis.

Cooperative Research and Development Agreement:

In September 2001, Biovest entered into a definitive cooperative research and development agreement (“CRADA”) with the National Cancer Institute (“NCI”) for the development and ultimate commercialization of patient-specific vaccines for the treatment of non-Hodgkin’s low-grade follicular lymphoma. The terms of the CRADA, as amended, included, among other things, a requirement to pay $0.5 million quarterly to NCI for expenses incurred in connection with the ongoing Phase 3 clinical trials. Since the transfer to Biovest of the IND for development of this vaccine, which occurred in April 2004, these payments to NCI have been reduced to a small fraction of this original obligation (approximately $0.2 million per year). Under the terms of the CRADA, Biovest is obligated to continue to provide vaccine to the NCI at no charge for purposes of the NCI’s studies that are within the scope of the CRADA if Biovest were to abandon work on the vaccine.

Stanford University:

In September 2004, Biovest entered into an agreement with Stanford University (“Stanford”) providing for worldwide rights to use two proprietary hybridoma cell lines, that are used in the production of the BiovaxID® vaccine. These are the same cell lines that been used by researchers at Stanford and the NCI to perform their studies of the hybridoma idiotype vaccine in non-Hodgkins Lymphoma. This agreement gives Biovest exclusivity to this cell line through 2019 in the fields of B-cell and T-cell cancers, and it provides non-exclusive rights in such fields of use at all times thereafter. The agreement also gives Biovest the right to sublicense or transfer the licensed biological materials to collaborators in the licensed fields. Under the agreement with Stanford, Biovest is obligated to pay Stanford an up-front license fee of $15,000 within 30 days following the execution of the agreement, and an annual maintenance fee of $10,000 thereafter. If BiovaxID is approved by the FDA, the agreement provides for a $0.1 million payment to Stanford upon approval, and following approval, Stanford will receive a royalty of the greater of $50 per patient or 0.05% of the amount received by us for each BiovaxID patient treated using this cell line. This running royalty will be creditable against the yearly maintenance fee. The agreement with Stanford obligates Biovest to diligently develop, manufacture, market, and sell BiovaxID and to provide progress reports to Stanford regarding these activities. Biovest can terminate this agreement at any time upon 30 days prior written notice, and Stanford can terminate the agreement upon a breach of the agreement by Biovest that remains uncured for 30 days after written notice of the breach from Stanford.

Food and Drug Administration:

The FDA has extensive regulatory authority over biopharmaceutical products (drugs and biological products), manufacturing protocols and procedures and the facilities in which mammalian proteins will be manufactured. Any new bioproduct intended for use in humans (including, to a somewhat lesser degree, in vivo biodiagnostic products), is subject to rigorous testing requirements imposed by the FDA with respect to product efficacy and safety, possible toxicity and side effects. FDA approval for the use of new bioproducts (which can never be assured) requires several rounds of extensive preclinical testing and clinical investigations conducted by the sponsoring pharmaceutical company prior to sale and use of the product. At each stage, the approvals granted by the FDA include the manufacturing process utilized to produce the product. Accordingly, Biovest’s cell culture systems used for the production of therapeutic or biotherapeutic products are subject to significant regulation by the FDA under the Federal Food, Drug and Cosmetic Act, as amended.

Product liability:

The contract production services for therapeutic products offered exposes an inherent risk of liability as the proteins or other substances manufactured, at the request and to the specifications of customers, could foreseeably cause adverse effects. The Company obtains agreements from contract production customers indemnifying and defending the Company from any potential liability arising from such risk. There can be no assurance, however, that the Company will be successful in obtaining such agreements in the future or that such indemnification agreements will adequately protect the Company against potential claims relating to such contract production services. The Company may also be exposed to potential product liability claims by users of its products. A successful partial or completely uninsured claim against the Company could have a material adverse effect on the Company’s operations.

Royalty agreements:

On the Biovest Effective Date, the Company, Biovest, and Laurus/Valens entered into several agreements, whereby the Company terminated and cancelled all of its royalty interest and Laurus/Valens reduced its royalty interest in BiovaxID® and Biovest’s other biologic products. As a result of the foregoing agreements, the aggregate royalty obligation on BiovaxID and Biovest’s other biologic products was reduced from 35.25% to 6.30%. Additionally, Laurus/Valens’s aggregate royalty obligation on the AutovaxID ® instrument was reduced from 3.0% to no obligation, including the elimination of the $7.5 million minimum royalty obligation.

Below is the detail of the royalty obligations, following the Biovest Effective Date:

•	With respect to BiovaxID® and other biologic products

•

Accentia. The Royalty Agreement by and between Biovest and the Company, dated as of October 31, 2006, as amended, was terminated, which resulted in the cancellation of all royalty interest of the Company in Biovest’s biologic products. Under the Royalty Agreement, the Company had a 15.5% royalty interest in the gross revenue of Biovest’s biologic products including BiovaxID, as defined in the agreement after allowing for the 4.00% royalty assigned by the Company to Laurus/Valens pursuant to the four (4) separate Assignments of Rights Under Royalty Agreements, each dated as of June 18, 2008, by and among the Company, Biovest, Erato Corp., Valens U.S., Valens I, and PSource, as amended, modified or supplemented thereafter in accordance with their terms; and

•

Laurus/Valens. (i) The Royalty Agreement by and between Biovest and Valens II dated October 30, 2007; (ii) the Royalty Agreement by and between Biovest and Valens II dated December 10, 2007, as amended by a letter agreement dated May 30, 2008; (iii) the Royalty Agreement by and between Biovest and Valens U.S. dated October 30, 2007; and (iv) the Royalty Agreement by and between Biovest and Valens U.S. dated December 10, 2007 were all terminated.

•	With respect to AutovaxID®

•

The previously granted royalty equal to three percent (3%) of world-wide net sales (i.e., gross receipts from the world-wide sales of the automated cell and biologic production instrument known as AutovaxID manufactured by Biovest (the “AutovaxID Instruments”) less any rebates, returns and discounts) of AutovaxID Instruments for a period of five (5) years through May 31, 2012, granted to Laurus by Biovest and AutovaxID, Inc. in a letter agreement dated March 19, 2007, was terminated (including the guaranteed minimum royalty in the amount of $7.5 million remaining under such royalty).

Sublicense agreement with related party:

On February 27, 2007, the Company entered into a perpetual sublicense agreement (the “Cyrevia Sublicense”) with Revimmune, LLC, which is affiliated with one of the Company’s directors and shareholders. Revimmune, LLC holds the exclusive license for the technology from Johns Hopkins University (the “JHU License”). Under the Cyrevia Sublicense, the Company was granted the exclusive world-wide rights to develop, market, and commercialize the Company’s Cyrevia™ therapy (High-Dose Pulsed Cytoxan) to treat MS and certain other autoimmune diseases.

Other material terms and conditions of the Cyrevia Sublicense are as follows:

•

The Company assumed certain future development, milestone and minimum royalty obligations of Revimmune, LLC under the JHU License. In connection with the Cyrevia Sublicense, the Company did not pay an upfront fee or reimbursement of expenses. The Company also agreed to pay to Revimmune, LLC a royalty of 4% on net sales, and in the event of a sublicense, to pay 10% of net proceeds received from any such sublicense to Revimmune, LLC.

•

Upon the approval of the sublicensed treatment in the U.S. for each autoimmune disease, the Company is required to issue to Revimmune, LLC vested warrants to purchase 0.8 million shares of the Company’s common stock. The warrant which will be granted at the approval of the first sublicensed product will have an exercise price of $8 per share and any subsequent warrant to be issued will have an exercise price equal to the average of the volume weighted average closing prices of the Company’s common stock during the ten (10) trading days immediately prior to the grant of such warrant.

•	The Company will be responsible, at its sole cost and expense, for the development, clinical trial(s), promotion, marketing, sales and commercialization of the licensed products.

•

The Company has assumed the cost and responsibility for patent prosecution as provided in the license between Revimmune, LLC and JHU to the extent that the claims actually and directly relate to sublicensed products.

Baxter Corporation Agreement:

To facilitate the Company’s development and commercialization of Cyrevia™, effective on November 29, 2010, the Company entered into an agreement (the “Baxter Agreement”) with Baxter Healthcare Corporation (“Baxter”), making Baxter the Company’s exclusive source of cyclophosphamide under an agreed-upon price structure. The Company believes that Baxter is the only current good manufacturing practice (“cGMP”) manufacturer approved in the U.S. by the FDA of injectable/infusion cyclophosphamide (under the brand name, Cytoxan) used in the U.S. as referenced in the FDA Orange Book. Cytoxan is the active drug used in Cyrevia™ therapy, the Company’s proprietary system-of-care being developed for the treatment of a broad range of autoimmune diseases. The Baxter Agreement grants the Company the exclusive right to use Baxter’s regulatory file and drug history (“Drug Master File”) for Cytoxan, which the Company’s believes will advance the Company’s planned clinical trials and anticipated communications with the FDA.

The Baxter Agreement requires the Company to make quarterly payments to Baxter, in connection with net sales of products for the designated autoimmune indications, including without limitation any sales by subdistributors. Such quarterly payments will be calculated as 2.5% of sales of products sold by the Company incorporating Cytoxan. The Baxter Agreement also secures for the Company the exclusive right to purchase Baxter’s Cytoxan for the treatment of various autoimmune diseases, including autoimmune hemolytic anemia, multiple sclerosis, systemic sclerosis and the prevention of graft-versus-host disease following bone marrow transplantin connection with the designated autoimmune disease indications. Additionally, the Baxter Agreement designates Baxter as the Company’s sole source of supply of cyclophosphamide for Cyrevia.

The initial term of the Baxter Agreement commenced on November 29, 2010 and will continue until the earlier of (a) the date that is five years following the first arms’ length commercial sale by the Company to a third party of products incorporating cyclophosphamide for an indication within the exclusive clinical field defined in the Baxter Agreement and (b) November 29, 2020. Upon the expiration of the initial term, the Baxter Agreement will be automatically renewed for successive two year periods unless either party terminates the Baxter Agreement upon at least twelve months written notice prior to the relevant termination date. The Baxter Agreement is subject to early termination by Baxter for various reasons, including a material breach of the Baxter Agreement by the Company, a change in control of the Company, the failure of the Company to file an IND within 24 months of the date of the Baxter Agreement for a product within the scope of the Company’s exclusivity under the Baxter Agreement, or the Company does not make its first commercial sale of such a product within six years of the date the first clinical trial patient is dosed with Cytoxan.

Variable Interest Entities	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Variable Interest Entities [Abstract]
Variable Interest Entities

14. Variable Interest Entities:

Revimmune, LLC

Although the Company does not have an equity interest in Revimmune, LLC, the Company has the controlling financial interest of Revimmune, LLC, because of the sublicense agreement between the parties and is considered the primary beneficiary, and therefore, the financial statements of Revimmune, LLC has been consolidated with the Company as of February 27, 2007 and through March 31, 2012. As of March 31, 2012, Revimmune, LLC’s assets and equity were approximately $28,000. The Company had no non-controlling interest in earnings from Revimmune, LLC for the three and six months ended March 31 2012.

19. Variable Interest Entities:

Revimmune, LLC

Although, the Company does not have an equity interest in Revimmune, LLC, the Company has the controlling financial interest of Revimmune, LLC, because of the Cyrevia Sublicense between the parties and is considered the primary beneficiary, and therefore, the financial statements of Revimmune, LLC have been consolidated with the Company as of February 27, 2007 and through September 30, 2011. As of September 30, 2011, Revimmune, LLC’s assets and equity were approximately $28,000. The Company had no non-controlling interest in earnings from Revimmune, LLC for the year ended September 30, 2011.

Pro Forma Results	12 Months Ended
Sep. 30, 2011
Pro Forma Results [Abstract]
Pro Forma Results

20. Pro Forma Results:

As discussed below in Note 21 Subsequent Event, the Company entered into an agreement on October 31, 2011 to sell substantially all of Analytica’s assets. The effect on the September 30, 2011 results would be as follows: total assets would increase approximately $0.3 million from $5.9 million to $6.2 million to reflect the sale of unbilled receivables, intangibles, and other assets of approximately $1.8 million with an increase to Earnout Receivable of $1.5 million and Prepaid Research – Receivable of $0.6 million; total liabilities would decrease approximately $4.3 million from $93.0 million to $88.7 million to reflect the payment of $4.0 million on the Laurus/Valens Note as well as the sale of deferred revenue and other liabilities; shareholders’ equity would increase approximately $4.6 million from the net gain on sale of assets including the revenue from the first Earnout Payment as defined below, for which the Company feels reasonably assured that the conditions to will be met on March 31, 2012.

Subsequent event	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Subsequent event [Abstract]
Subsequent event

15. Subsequent event:

May 2012 agreement regarding Biovest Laurus/Valens Term A and Term B Notes:

On May 10, 2012, Biovest entered into an agreement with Laurus/Valens relating to the indebtedness and common stock held by Laurus/Valens (the “Paydown Agreement”). The Paydown Agreement provides that, if Biovest or a designee pay $30.9 million (the “Buy Out Amount”) to Laurus/Valens on or before August 15, 2012, Laurus/Valens will (i) assign the Term A Notes and Term B Notes to Biovest or Biovest’s designee, (ii) assign back to Biovest an aggregate of 10,232,132 shares of the Biovest common stock held by Laurus/Valens (out of a total of 14,834,782 shares held as May 10, 2012), and (iii) assign back to Biovest one-half of Laurus/Valens’ royalty interest in BiovaxID® and Biovest’s other biologic products (such assignment to consist of a 3.125% royalty interest).

If on or before August 15, 2012, Laurus/Valens is paid less than $30.9 million but at least $20.0 million (the Minimum Paydown Amount”), then (i) Laurus/Valens agrees to amend the Term A Notes and Term B Notes to extend the maturity date to December 31, 2014, (ii) Biovest will be permitted to eliminate or amend the mandatory prepayment and board-representation provisions of Laurus/Valens indebtedness, (iii) Biovest will be permitted to issue new indebtedness that is pari passu with Laurus/Valens indebtedness in an amount of up to $12.0 million above the amount actually paid down by Biovest (the “Actual Paydown Amount”), and (iv) Laurus/Valens will assign back to Biovest a pro rata portion of the above-described shares and royalty interests based on the amount by which the Actual Paydown Amount bears to the Buy Out Amount. If within 90 days following the payment of the Actual Paydown Amount Biovest is able to pay the remaining balance under the Term A Notes and Term B Notes, then the remaining number of shares and royalty interests otherwise subject to assignment under the Paydown Agreement will be assigned to Biovest as though Biovest originally paid the full Buyout Amount on or before August 15, 2012.

In addition to the foregoing, under the Paydown Agreement, Laurus/Valens has agreed to limit any sales of its Biovest common stock between May 10, 2012 and August 15, 2012 to 1% of Biovest’s outstanding common stock. Also, in the event that the Buy Out Amount or Minimum Paydown Amount is received on or before May 15, 2012, Laurus/Valens will agree to a lock-up of up to two years on 3.0 million of Biovest common shares (or in the case of a Minimum Paydown Amount, a pro rata portion thereof based on the Actual Paydown Amount) and grant Biovest the right to purchase such shares during such lock-up period for a purchase price of $0.50 per share. The effectiveness of the Paydown Agreement is subject to the written consent of Corps Real.

21. Subsequent Events:

Analytica Asset Purchase Agreement

Upon satisfaction of all conditions, on December 15, 2011, the Company, Analytica, LA-SER Alpha Group Sarl (“LA-SER”), and Analytica LA-SER International, Inc., a wholly-owned subsidiary of LA-SER (“Newcorp” and collectively with LA-SER, the “Purchaser”) closed on a definitive agreement (the “Purchase Agreement”) relating to the sale of substantially all of Analytica’s assets and business to the Purchaser for a maximum aggregate purchase price of up to $10 million, consisting of fixed and contingent payments. As part of the maximum aggregate purchase price payable by the Purchaser to Analytica, the Purchaser agreed to grant to Analytica, at no additional consideration, up to $0.6 million worth of research services as requested by the Company to support the Company’s ongoing biotech activities.

To facilitate the closing of the Purchase Agreement (the “Closing”), Analytica and the Company did the following:

(1)	Obtained an order of the Bankruptcy Court, authorizing the Purchase Agreement and the sale and conveyance of Analytica’s assets and business;

(2)	Obtained all third party consents required for the assignment of the transferred contracts and the subleases of Analytica’s New York and Germany Leases;

(3)	Filed an amendment to Analytica’s Articles of Incorporation changing its name; and

(4)	Closed an agreement with Laurus/Valens that, inter alia, terminates and releases all of Laurus/Valens’ claims, liens and security interests on Analytica’s assets and business to be sold to the Purchaser.

In consideration for the sale of the assets and business, the Purchaser paid $4 million (the “Upfront Purchase Price”) for the benefit of the Company directly to an agent of Laurus/Valens. In addition to the Upfront Purchase Price, the Purchaser will pay to Analytica additional earnout consideration (the “Earnout”), up to $6 million, based on Newcorp’s operations following the Closing, to be paid as follows:

(1)

On March 31, 2012, the Purchaser will pay an amount, up to $1.5 million (the “1 st Earnout Payment”), to Analytica, based upon a formula involving the aggregate gross revenue of Newcorp from December 15, 2011 through March 31, 2012, as well as the aggregate backlog of Newcorp’s business as of March 31, 2012;

(2)

The Purchaser will pay up to $4.5 million (the “2 nd Earnout Payment”) to Analytica. The amount of the 2 nd Earnout Payment will be calculated based upon a multiple of Newcorp’s EBITDA for specified periods, with certain adjustments for payments made previously (including the Upfront Purchase Price plus the 1st Earnout Payment plus the amount of research services actually acquired by Analytica pursuant to the Purchase Agreement (up to $0.6 million)). If the 1 st Earnout Payment is less than $1.5 million, the maximum amount of the 2nd Earnout Payment will be increased by an amount equal to the difference between $1.5 million and the actual 1st Earnout Payment; and

(3)

The Purchaser may, on or before March 31, 2012, elect to reduce the maximum amount of the 2 nd Earnout Payment from $4.5 million to $3 million by paying such amount in full on or before June 30, 2012. Upon such payment, the Purchaser will not be obligated to make any further earnout payments, including the 2nd Earnout Payment.

Pursuant to the Purchase Agreement, the Company and Analytica agreed that, for five (5) years following December 15, 2011, neither the Company, Analytica nor their subsidiaries or affiliates will engage, directly or indirectly, in the healthcare consulting business, nor will they employ any of Anaytica’s pre-Closing employees or representatives.

Agreement with Laurus/Valens

In connection with Analytica Asset Purchase Agreement (as described above), the Company entered into an agreement with LV Administrative Services, Inc. (“LV”), as agent for and on behalf of Laurus/Valens (the “Lender Agreement”), whereby Laurus/Valens, conditioned upon receipt of the Upfront Purchase Price in an amount of a minimum of $4 million: (1) consented to the transactions contemplated by the Purchase Agreement and released all liens and security interests on Analytica’s assets to be sold to the Purchaser; (2) waived any right to any of the Earnout payable pursuant to the Purchase Agreement; (3) extended the maturity date of the Company’s Laurus/Valens Term Notes from May 17, 2012 and November 17, 2012 to May 17, 2013 and November 17, 2013, respectively; and (4) modified the obligation set forth in the Term Notes that previously required the Company to pay thirty percent (30%) of any capital raised by the Company to Laurus/Valens as a prepayment on the Laurus/Valens Term Notes. As a result, if the Company completes a capital raise prior to March 31, 2012, the Company will not be required to use the proceeds from such capital raise towards the prepayment of the Laurus/Valens Term Notes, unless such capital raise exceeds $5 million of net proceeds.

Appointment and election of certain officers and directors

Effective as of December 20, 2011, Samuel S. Duffey, Esq., was appointed to serve in the position of Chief Executive Officer, in addition to continuing his responsibilities as the Company’s President and General Counsel. Mr. Duffey was also designated to serve as the Company’s Principal Executive Officer in connection with dealings with the Company’s independent audit firm and filings with the SEC.

Effective as of December 20, 2011, Francis E. O’Donnell, Jr., M.D. was appointed by the Board of Directors to serve in the position of Executive Chairman of the Board.